Registration No. 333-17669
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 2 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


       SEPARATE ACCOUNT FP
                of
     THE EQUITABLE LIFE ASSURANCE               Edward D. Miller, President
     SOCIETY OF THE UNITED STATES        The Equitable Life Assurance Society of
         (Exact Name of Trust)                      the United States
     THE EQUITABLE LIFE ASSURANCE               1290 Avenue of the Americas
      SOCIETY OF THE UNITED STATES               New York, New York 10104
        (Exact Name of Depositor)        (Name and Address of Agent for Service)
      1290 Avenue of the Americas
        New York, New York 10104
   (Address of Depositor's Principal
         Executive Offices)


                     ---------------------------------------

              Telephone Number, Including Area Code: (212) 554-1234

                    ----------------------------------------

                  Please send copies of all communications to:


       MARY P. BREEN, ESQ.                             with a copy to:
       Vice President and                            Thomas C. Lauerman
   Associate General Counsel                  Freedman, Levy, Kroll & Simonds
 The Equitable Life Assurance           1050 Connecticut Avenue, N.W., Suite 825
 Society of the United States                      Washington, D.C. 20036
 1290 Avenue of the Americas
 New York, New York 10104


                    ----------------------------------------

      Securities Being Registered: Units of Interest in Separate Account FP

It is proposed that this filing will become effective (check appropriate line):


_____ immediately upon filing pursuant to paragraph (b) of Rule 485

__X__ on (May 1, 1998) pursuant to paragraph (b) of Rule 485

_____ 60 days after filing pursuant to paragraph (a) of Rule 485

_____ on (                         ) pursuant to paragraph (a) of Rule 485

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES


                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP



                                 IL PROTECTOR(R)
                                     IL COLI
                              INCENTIVE LIFE PLUS(SM)
                                SURVIVORSHIP 2000
                              SPECIAL OFFER POLICY
                               INCENTIVE LIFE 2000
                                  CHAMPION 2000
                                 INCENTIVE LIFE

                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1998

This supplement updates certain information in the prospectus you received for your Equitable variable life insurance policy* and any prior supplements to that prospectus.** Capitalized terms used in this supplement have the same meanings as in the prospectus. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request. Corporations and other trade or business entities that either own or have a beneficial interest in any life insurance policy should refer to the tax information contained herein concerning the potential application of new tax rules which can impact the ability to deduct interest on borrowing unrelated to the policy.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST ACCOUNT. Your policy permits you to transfer a limited amount of your unloaned policy account value out of the Guaranteed Interest Account within 30 days of your policy anniversary. See THE GUARANTEED INTEREST ACCOUNT in your prospectus. From March 16, 1998 through JULY 10, 1998 (extended from May 15, 1998), we are relaxing our policy rules to permit you to transfer any amount of unloaned policy account value out of the Guaranteed Interest Account to a division of the Separate Account whether or not you are within 30 days of your policy anniversary. Your written transfer request must be received in our Administrative Office by JULY 10, 1998, in order to take advantage of this unrestricted transfer opportunity. An interfund transfer form follows this supplement. See CHARGE FOR TRANSFERS in your prospectus. We reserve the right to further extend this offer beyond this date without notice.

EQUITABLE. The information under the heading "Equitable" in your prospectus is updated as follows:

EQUITABLE. The Equitable Life Assurance Society of the United States (Equitable), a New York stock life insurance company, has been in business since 1859. We are a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP
(AXA), a French insurance holding company. As of December 31, 1997, AXA beneficially owned 58.7% of the outstanding shares of common stock of the Holding Company. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the

------------------
 *This supplement updates certain  information  contained in the IL Protector(R)
  Prospectuses dated July 25, 1996, January 1, 1997 and May 1, 1997; the Incentive Life Plus Prospectuses dated December 19, 1994, May 1, 1995, September 15, 1995, May 1, 1996, January 1, 1997 and May 1, 1997; the IL COLI supplements thereto dated September 15, 1995, May 1, 1996, January 1, 1997 and May 1, 1997 and the Special Offer Policy supplements thereto dated May 1, 1995, September 15, 1995 and May 1, 1996; the Survivorship 2000 Prospectuses dated August 18, 1992, May 1, 1993, 1994 and 1995 and January 1 and May 1, 1997; the Incentive Life 2000 Prospectuses dated November 27, 1991 and May 1, 1993 and 1994, and the Special Offer Policy supplements thereto dated November 27, 1991, January 29, 1993, May 1, 1993, 1994 and 1995; the Champion 2000
  Prospectuses dated November 27, 1991 and May 1, 1993 and 1994; and the Incentive Life Prospectuses dated August 29, 1989, February 27, 1991 and May 1, 1990, 1993 and 1994.

**If the date of your  prospectus  is  prior  to May 1,  1997,  you  received  a prospectus supplement dated May 1, 1997. You may have also received supplements dated May 1, 1996, January 1, 1997 and February 28, 1998. These supplements are still relevant and should be retained with your prospectus.

    Copyright 1998 The Equitable Life Assurance Society of the United States.
      All rights reserved. IL Protector(R) is a registered Service Mark of The Equitable Life Assurance Society of the United States.

EVM-127

Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $274.1 billion of assets as of December 31, 1997, including third party assets of approximately $216.9 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1997, we had approximately $125.7 billion face amount of variable life insurance in force, as compared to $114.6 billion at December 31, 1996. Prior to January 1, 1997, the variable life insurance policies listed above were issued by Equitable's wholly owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.

INVESTMENT PORTFOLIOS. As of May 1, 1998, your policy offers the following twenty-four investment portfolios, along with the guaranteed interest option. The twenty-four investment portfolios are as follows:


                                              INVESTMENT PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
   FIXED INCOME SERIES:                           EQUITY SERIES:                         ASSET ALLOCATION SERIES:
---------------------------- ---------------------------------------------------------  ---------------------------
Domestic Fixed Income        Domestic Equity              International Equity          o  Alliance Conservative
---------------------        ---------------              --------------------             Investors
   o Alliance Money Market      o T. Rowe Price Equity       o Alliance Global          o  EQ/Putnam Balanced
   o Alliance Intermediate        Income                     o Alliance International   o  Alliance Balanced
     Government Securities      o EQ/Putnam Growth &         o T. Rowe Price            o  Alliance Growth
   o Alliance Quality Bond        Income Value                 International Stock         Investors
Aggressive Fixed Income         o Alliance Growth &          o Morgan Stanley           o  Merrill Lynch World
-----------------------           Income                       Emerging Markets            Strategy
   o Alliance High Yield        o Alliance Equity Index        Equity
                                o Merrill Lynch Basic     Aggressive Equity
                                  Value Equity            -----------------
                                o Alliance Common Stock      o Alliance Aggressive
                                o MFS Research                 Stock
                                                             o Warburg Pincus Small
                                                               Company Value
                                                             o Alliance Small Cap
                                                               Growth
                                                             o MFS Emerging Growth
                                                               Companies


PERFORMANCE INFORMATION. If your prospectus sets forth performance information under the heading "HUDSON RIVER TRUST RATES OF RETURN," that information and any illustrations of policy values based on such information are deleted.

THE SEPARATE  ACCOUNT AND THE  TRUSTS.  The  information  relating to the Morgan
  Stanley Emerging Markets Equity Portfolio under the heading "INVESTMENT POLICIES AND OBJECTIVES OF THE TRUSTS' PORTFOLIOS" in your supplement or prospectus dated May 1, 1997 is replaced with the following:


------------------------------------------------------------------------------------------------------------------------------------
                PORTFOLIO                               INVESTMENT POLICY                                OBJECTIVE
   -------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets          Primarily equity securities of emerging market      Long-term capital appreciation.
   Equity                                country issuers with a focus on those in which
                                         the  portfolio   adviser  believes  the
                                         economies are  developing  strongly and in
                                         which the markets are becoming  more
                                         sophisticated.
------------------------------------------------------------------------------------------------------------------------------------


DEDUCTIONS AND CHARGES

FROM THE TRUSTS. The information under the section "From the Trust" in your prospectus is revised as follows:

o The Separate Account Funds purchase Class IA shares of corresponding portfolios of the HRT or Class IB shares of corresponding portfolios of the EQAT at net asset value. That price reflects investment management fees, any Rule 12b-1 distribution fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.

  The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below, reflecting the HRT's estimated expenses, is based on information for the year ended December 31, 1997 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ended December 31, 1997. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other expenses are also likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table on the next page as an annual percentage of each portfolio's daily average net assets:

-------------------------------------------------------------------------------------------------------------------------------
                                                                           1997 RESTATED FEES AND EXPENSES
                                                          ---------------------------------------------------------------------
HRT PORTFOLIO                                                 MANAGEMENT FEE         OTHER EXPENSES     TOTAL ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market.....................................        0.35%                  0.04%                 0.39%
Alliance Intermediate Government Securities...............        0.50%                  0.06%                 0.56%
Alliance Quality Bond.....................................        0.53%                  0.05%                 0.58%
Alliance High Yield.......................................        0.60%                  0.04%                 0.64%
Alliance Growth & Income..................................        0.55%                  0.04%                 0.59%
Alliance Equity Index.....................................        0.32%                  0.04%                 0.36%
Alliance Common Stock.....................................        0.37%                  0.03%                 0.40%
Alliance Global...........................................        0.65%                  0.08%                 0.73%
Alliance International....................................        0.90%                  0.18%                 1.08%
Alliance Aggressive Stock.................................        0.54%                  0.03%                 0.57%
Alliance Small Cap Growth*................................        0.90%                  0.05%                 0.95%
Alliance Conservative Investors...........................        0.48%                  0.07%                 0.55%
Alliance Balanced.........................................        0.42%                  0.05%                 0.47%
Alliance Growth Investors.................................        0.52%                  0.05%                 0.57%


------------------
* Estimated expenses. The portfolio commenced operations on May 1, 1997.

--------------------------------------------------------------------------------

EQ Advisors Trust. The EQ Advisors Trust commenced operations on May 1, 1997. The table below shows the annual rates payable for management fees, Rule 12b-1 distribution fees, and other estimated expenses to be deducted from EQAT assets in 1998. Other expenses are likely to fluctuate from year to year. The management fees are not subject to any reduction based on the level of portfolio net assets. The management fees, Rule 12b-1 distribution fees and other expenses are expressed in the table below as an annual percentage of each portfolio's daily average net assets:


-------------------------------------------------------------------------------------------------------------------------------
                                                                            1998 ESTIMATED FEES AND EXPENSES
                                                          ---------------------------------------------------------------------
EQAT PORTFOLIO                                               MANAGEMENT          12B-1            OTHER        TOTAL ANNUAL
                                                                 FEE             FEES           EXPENSES*        EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income...............................       0.55%            0.25%            0.05%            0.85%
EQ/Putnam Growth & Income Value...........................       0.55%            0.25%            0.05%            0.85%
Merrill Lynch Basic Value Equity..........................       0.55%            0.25%            0.05%            0.85%
MFS Research..............................................       0.55%            0.25%            0.05%            0.85%
T. Rowe Price International Stock.........................       0.75%            0.25%            0.20%            1.20%
Morgan Stanley Emerging Markets Equity**..................       1.15%            0.25%            0.35%            1.75%
Warburg Pincus Small Company Value........................       0.65%            0.25%            0.10%            1.00%
MFS Emerging Growth Companies.............................       0.55%            0.25%            0.05%            0.85%
EQ/Putnam Balanced........................................       0.55%            0.25%            0.10%            0.90%
Merrill Lynch World Strategy..............................       0.70%            0.25%            0.25%            1.20%


------------------
 *After fee  waivers or assumptions  by EQAT's Manager pursuant to an expense limitation agreement. See the attached EQAT prospectus.
**Commenced operations on August 20, 1997.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE. Footnote 6 to the Separate Account FP financial statements included herein contains information about the net return for each Fund which commenced operations prior to December 31, 1997. The attached prospectuses for The Hudson River Trust and the EQ Advisors Trust contain rates of return and other portfolio performance information of the Trusts various periods ended December 31, 1997. Remember, the changes in the Policy Account value of your policy depend not only on the performance of the portfolios, but also on the deductions and charges under your policy. To obtain the current unit values of the Separate Account Funds, call (888) 855-5100.

The values reported in footnote 6 for all Policies are computed using net rates of return for the corresponding portfolios of the HRT and EQAT. The returns reported in footnote 6 for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets.

FLEXIBLE PREMIUMS. Certain of the information under this caption in your prospectus is amended as follows:

Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable. The preferred form of payment is a single check on your business or personal account. Payment may also be in the form of a single money order, bank draft or cashier's check payable directly to Equitable; however, please be aware that Equitable is required to report the receipt of these "cash equivalents" to the Internal Revenue Service under certain circumstances. These checks, money orders and drafts are accepted subject to collection. Cash and traveler's checks are not acceptable. Third party checks payable to someone other than Equitable and endorsed over to Equitable are not acceptable unless the check is money directly from a qualified retirement plan or pursuant to a 1035 exchange (a tax-deferred exchange pursuant to Section 1035 of the Internal Revenue Code), or it is a trustee check that involves no refund. Equitable's policy is to return any unacceptable forms of payment, and the policyowner bears the risk of lapse or other consequences which may result from the effective non-payment.

YOUR POLICY ACCOUNT VALUE

HOW WE DETERMINE THE UNIT VALUE. The description of "business day" and the unit values applicable to different types of transactions is revised as follows:

We determine unit values for the Funds at the end of each business day. A business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our administrative office. If your request for a policy transaction reaches our administrative office when we are closed, or after 4:00 p.m. Eastern Time, the transaction date will be the next day we are open. The transaction date for automatic transactions is the date they are scheduled to be performed.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When a transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

PURPOSE OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies.

If, as expected, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; e.g., the monthly administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, or that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.

TAX EFFECTS. Certain of the information under the heading "Tax Effects" has been revised as follows:

ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under the policy will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable upon the death of the policyowner. If the policyowner is not the insured and the insured dies with someone other than the owner as beneficiary, the policyowner will be considered to have made a gift transfer to the beneficiary of such proceeds. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $625,000 for decedents dying during 1998 (scheduled to increase in subsequent years to $1 million by the year 2005) will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate tax purposes.

The information below generally applies to policies issued after June 8, 1997. However, certain material changes to existing policies could cause your policy to be considered a new policy for purposes of this effective date.

TRADE OR BUSINESS ENTITY OWNS OR IS DIRECTLY OR INDIRECTLY A BENEFICIARY OF THE POLICY. Where a policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only one individual (two, in the case of Survivorship 2000 policies), and such individual(s) is (are), at the time first covered by the policy, a 20 percent owner of the trade or business entity that owns the policy, or an officer, director, or employee of such trade or business (or, for Survivorship 2000, a 20 percent owner of such entity and his/her spouse). Although this limitation generally does not apply to policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under a policy, (e.g., pursuant to a split-dollar agreement) the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. These rules disallowing interest expenses for trade or business entities generally apply to contracts issued after June 8, 1997 in taxable years ending after such date. However, for purposes of the preceding sentence, any material increase in the death benefit or other material change in a contract shall be treated as a new contract. Any corporate or business use of life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.

DISTRIBUTION.   Certain  of  the   information   presented   under  the  caption
"Distribution" in your prospectus is revised as follows:

EQ Financial Consultants, Inc. (EQF) is the principal underwriter of the HRT and one of the principal underwriters of the EQAT, and is also a distributor of our variable life insurance policies and variable annuity contracts. EQF is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and also is the Manager of the EQAT. EQF's principal business address is 1290 Avenue of the Americas, New York, NY 10104. EQF is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934
Act) and is a member of the National Association of Securities Dealers, Inc. In 1996 and 1997, EQF was paid a fee of $325,380 annually for its services as distributor of its policies.

YEAR 2000 PROGRESS

Equitable relies upon various computer systems in order to administer your policy and operate the investment portfolios. Some of these systems belong to service providers who are not affiliated with Equitable.

In 1995, Equitable began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable believes it has identified those of its systems critical to business operations that are not Year 2000 compliant. By year end 1998, Equitable expects that the work of modifying or replacing non-compliant systems will substantially be completed and expects a comprehensive test of its Year 2000 compliance will be performed in the first half of 1999. Equitable is in the process of seeking assurances from third party service providers that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to policy holders and on operations of the investment portfolios. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could have a material adverse effect on the ability to administer your policy and operate the investment portfolios. Assuming the timely completion of computer modifications by Equitable and third party service providers, there should be no material adverse effect on our ability to perform these functions.

ILLUSTRATIONS OF POLICY BENEFITS. Certain of the information under this caption in your prospectus is revised as follows: The new aggregate expense assumption for the portfolios is 0.63% per annum (0.59% per annum for investment management fees and 0.04% per annum for other expenses). The investment management fee assumption is the average of the advisory fees payable for each HRT and EQAT Portfolio based on average net assets for 1997. The other expense assumption is the weighted average of the other expenses (including any applicable 12b-1 distribution fees) of the HRT and EQAT Portfolios based on average net assets for 1997. The tables under this caption in your prospectus have not been restated to reflect this new portfolio expense assumption. For a personalized illustration reflecting the fees and expenses under your policy, contact your Equitable agent.

MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

LONG-TERM MARKET TRENDS. Appendix B to this supplement presents historical return trends for various types of securities which may be useful for understanding how different investment strategies may affect long-term results.

FINANCIAL STATEMENTS. The financial statements of Separate Account FP and Equitable included in this prospectus supplement have been audited for the years ended December 31, 1997, 1996 and 1995 by the accounting firm of Price Waterhouse LLP, independent accountants, as stated in their reports. The financial statements of Separate Account FP and Equitable for the years ended December 31, 1997, 1996 and 1995 included in this prospectus supplement have been so included in reliance on the reports of Price Waterhouse LLP, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the funds in the Separate Account. The financial statements of Separate Account FP include periods prior to the merger when Separate Account FP was part of Equitable Variable Life Insurance Company ("Equitable Variable"). As mentioned in a previously distributed supplement, Equitable Variable was merged with and into Equitable on January 1, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants...................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1997.......      FSA-3
      Statements of Operations for the Years Ended
        December 31, 1997, 1996 and 1995............................      FSA-5
      Statements of Changes in Net Assets for the Years Ended
        December 31, 1997, 1996 and 1995............................     FSA-11
      Notes to Financial Statements.................................     FSA-17


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants..................................................................................        F-1
Consolidated Financial Statements:
      Consolidated Balance Sheets, December 31, 1997 and 1996.........................................................     F-2
      Consolidated Statements of Earnings, Years Ended December 31, 1997, 1996 and 1995...............................     F-3
      Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1997,
        1996 and 1995.................................................................................................     F-4
      Consolidated Statements of Cash Flows, Years Ended December 31, 1997, 1996 and 1995.............................     F-5
      Notes to Consolidated Financial Statements......................................................................     F-6




+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, T. Rowe Price Equity Income Fund, EQ/Putnam Growth and Income Value Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Merrill Lynch Basic Value Equity Fund, Alliance Common Stock Fund, MFS Research Fund, Alliance Global Fund, Alliance International Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Alliance Aggressive Stock Fund, Warburg Pincus (SM)all Company Value Fund, Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, Alliance Conservative Investors Fund, EQ/Putnam Balanced Fund, Alliance Growth Investors Fund, Alliance Balanced Fund, and Merrill Lynch World Strategy Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1997 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1997 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992, and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.





/s/ Price Waterhouse  LLP
------------------------------
    Price Waterhouse  LLP
    New York, New York
    February 10, 1998

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                       FIXED INCOME SERIES:                                EQUITY SERIES
                              -----------------------------------------------------------------   ------------------------------

                                                   ALLIANCE                                          T. ROWE
                                  ALLIANCE       INTERMEDIATE      ALLIANCE         ALLIANCE          Price         EQ/Putnam
                                    MONEY         GOVERNMENT        QUALITY           HIGH            Equity         Growth &
                                   MARKET         SECURITIES         BOND             YIELD           Income         Income
                                    FUND             FUND            FUND             FUND             Fund         Value Fund
                              ---------------  -------------  ----------------  ---------------   --------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......  $185,360,377
              58,134,976.......                  $59,003,029
             153,361,136.......                                  $155,756,854
             154,768,802.......                                                  $163,391,638
              17,983,654.......                                                                      $19,057,202
               6,789,522.......                                                                                      $7,059,083
              75,515,846.......
             177,456,804.......
               6,893,358.......
           1,636,078,781.......
               9,515,046.......
             385,210,185.......
Receivable for Trust shares
   sold........................            --             --               --               --                --             --
Receivable for policy-
   related transactions........     5,055,238             --            8,175          434,562            75,365         21,535

Total Assets...................   190,415,615     59,003,029      155,765,029      163,826,200        19,132,567      7,080,618

LIABILITIES
Payable for Trust shares
   purchased...................     4,662,684         42,271            2,592          485,203            75,639         21,550
Payable for policy-
   related transactions........            --        252,530               --               --                --             --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................       673,129        590,435          621,951          962,628         1,593,864      1,394,706

Total Liabilities..............     5,335,813        885,236          624,543        1,447,831         1,669,503      1,416,256

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $185,079,802    $58,117,793     $155,140,486     $162,378,369       $17,463,064     $5,664,362
                                 ============    ===========     ============     ============       ===========     ==========


                                                          EQUITY SERIES (CONTINUED):
                              ----------------------------------------------------------------------------------------------

                                                                  MERRILL
                                ALLIANCE        ALLIANCE       LYNCH BASIC      ALLIANCE
                                GROWTH &         EQUITY           VALUE          COMMON            MFS           ALLIANCE
                                INCOME            INDEX           EQUITY         STOCK          RESEARCH         GLOBAL
                                  FUND            FUND             FUND           FUND            FUND            FUND
                              -------------  ---------------  -------------- --------------   -------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $  184,556,028.......
              58,134,976.......
             153,361,136.......
             154,768,802.......
              17,983,654.......
               6,789,522.......
              75,515,846.......   $88,537,449
             177,456,804.......                  $240,512,230
               6,893,358.......                                   $7,028,361
           1,636,078,781.......                                                   $2,203,309,790
               9,515,046.......                                                                     $9,764,428
             385,210,185.......                                                                                    $431,323,374
Receivable for Trust shares
   sold........................           --               --             --                 --             --               --
Receivable for policy-
   related transactions........      298,194          507,189          6,797         13,645,121          5,623          317,454

Total Assets...................   88,835,643      241,019,419      7,035,158      2,216,954,911      9,770,051      431,640,828

LIABILITIES
Payable for Trust shares
   purchased...................      302,975          559,374          6,704         14,239,272         17,192           39,330
Payable for policy-
   related transactions........           --               --             --                 --             --               --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      685,873          527,959      1,407,017          1,870,999      2,324,830          851,192

Total Liabilities..............      988,848        1,087,333      1,413,721         16,110,271      2,342,022          890,522

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............  $87,846,795     $239,932,086     $5,621,437     $2,200,844,640     $7,428,029     $430,750,306
                                 ===========     ============     ==========     ==============     ==========     ============


See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
 FP.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1997

                                                                            EQUITY SERIES (CONTINUED):
                                 -------------------------------------------------------------------------------------------------

                                                                     MORGAN
                                                                    STANLEY                           WARBURG
                                                     T. ROWE        EMERGING        ALLIANCE          PINCUS          ALLIANCE
                                    ALLIANCE          PRICE         MARKETS        AGGRESSIVE          SMALL          SMALL CAP
                                 INTERNATIONAL    INTERNATIONAL      EQUITY          STOCK            COMPANY          GROWTH
                                      FUND         STOCK FUND         FUND            FUND           VALUE FUND         FUND
                                 ---------------  --------------  -------------  ----------------  --------------  ---------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465............  $46,096,631
              18,857,986............                  $18,037,268
               6,828,909............                                 $5,749,521
             925,922,491............                                                  $958,618,111
              25,268,810............                                                                   $25,040,101
              23,177,804............                                                                                    $23,949,616
              12,690,330............
             166,060,131............
               3,688,652............
             708,290,860............
             371,159,172............
               3,717,560............
Receivable for Trust shares
   sold.............................           --         178,837          5,207        10,800,745              --        4,071,394
Receivable for policy-
   related transactions.............       50,805              --             --                --         119,558               --

Total Assets........................   46,147,436      18,216,105      5,754,728       969,418,856      25,159,659       28,021,010

LIABILITIES
Payable for Trust shares
   purchased........................       15,821              --             --                --         133,511               --
Payable for policy-
   related transactions.............           --         177,631         33,971        11,111,927              --        4,123,081
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4)......................      281,133       3,946,795      3,193,381         1,266,499         725,974        1,532,066

Total Liabilities...................      296,954       4,124,426      3,227,352        12,378,426         859,485        5,655,147

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS..................  $45,850,482     $14,091,679     $2,527,376      $957,040,430     $24,300,174      $22,365,863
                                      ===========     ===========     ==========      ============     ===========      ===========

                                    EQUITY
                                    SERIES
                                  (CONTINUED):                              ASSET ALLOCATION SERIES:
                                 --------------   ----------------------------------------------------------------------------------


                                                                                                                         MERRILL
                                  MFS EMERGING       ALLIANCE           EQ/           ALLIANCE                            LYNCH
                                    GROWTH         CONSERVATIVE        PUTNAM          GROWTH           ALLIANCE          WORLD
                                   COMPANIES         INVESTORS        BALANCED        INVESTORS         BALANCED        STRATEGY
                                     FUND              FUND             FUND            FUND              FUND             FUND
                                 --------------   ----------------  -------------  ----------------  ---------------  --------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:  $   48,890,465.......
              18,857,986.......
               6,828,909.......
             925,922,491.......
              25,268,810.......
              23,177,804.......
              12,690,330.......    $12,861,650
             166,060,131.......                      $182,288,276
               3,688,652.......                                       $3,958,884
             708,290,860.......                                                       $823,347,501
             371,159,172.......                                                                        $432,037,458
               3,717,560.......                                                                                          $3,679,634
Receivable for Trust shares
   sold........................             --                 --             --                --               --          55,547
Receivable for policy-
   related transactions........         27,498             73,209         11,388           110,150               --              --

Total Assets...................     12,889,148        182,361,485      3,970,272       823,457,651      432,037,458       3,735,181

LIABILITIES
Payable for Trust shares
   purchased...................         59,447             17,478         11,906           157,733           23,444              --
Payable for policy-
   related transactions........             --                 --             --                --          112,068          55,536
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4).................      2,454,147            684,710      2,290,579           636,188          742,210       2,094,918

Total Liabilities..............      2,513,594            702,188      2,302,485           793,921          877,722       2,150,454

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.............    $10,375,554       $181,659,297     $1,667,787      $822,663,730     $431,159,736      $1,584,727
                                   ===========       ============     ==========      ============     ============      ==========

See Notes to Financial Statements...
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                                         FIXED INCOME SERIES:
                                                         ---------------------------------------------------------------------------
                                                                    ALLIANCE MONEY                  ALLIANCE INTERMEDIATE GOVERNMENT
                                                                      MARKET FUND                          SECURITIES FUND
                                                         ------------------------------------   ------------------------------------

                                                           1997          1996         1995         1997         1996         1995
                                                         ----------   ----------   ----------   ----------   ----------   ----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from the Trusts...........................  $9,754,675   $9,126,793   $9,225,401   $2,914,613   $2,367,498   $2,010,283

  Expenses (Note 3):
  Mortality and expense risk charges..................   1,101,168    1,025,149      954,556      282,422      245,038      197,721
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET INVESTMENT INCOME.................................   8,653,507    8,101,644    8,270,845    2,632,191    2,122,460    1,812,562
                                                        ----------   ----------   ----------   ----------   ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments.................    (513,800)   (110,954)     (432,347)     (95,509)    (490,315)    (810,768)
  Realized gain distribution from
    the Trusts........................................      13,435           --           --           --           --           --
                                                        ----------   ----------   ----------   ----------   ----------   ----------

NET REALIZED GAIN (LOSS)..............................    (500,365)    (110,954)    (432,347)     (95,509)    (490,315)    (810,768)

 Unrealized appreciation /(depreciation) on investments:
  Beginning of period.................................      24,023       89,976       32,760     (141,479)     145,522   (2,736,863)
  End of period.......................................     804,349       24,023       89,976      868,053     (141,479)     145,522
                                                        ----------   ----------   ----------   ----------   ----------   ----------

 Change in unrealized appreciation / (depreciation)
  during the period...................................     780,326      (65,953)      57,216    1,009,532     (287,001)   2,882,385
                                                        ----------   ----------   ----------   ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.......................................
                                                           279,961     (176,907)    (375,131)     914,023     (777,316)   2,071,617
                                                        ==========   ==========   ==========   ==========   ==========   ==========
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................  $8,933,468   $7,924,737   $7,895,714   $3,546,214   $1,345,144   $3,884,179
                                                        ==========   ==========   ==========   ==========   ==========   ==========


                                                               FIXED INCOME SERIES (CONTINUED):
                                                           ---------------------------------------
                                                                     ALLIANCE QUALITY
                                                                         BOND FUND
                                                           -------------------------------------

                                                               1997         1996          1995
                                                           ----------   ----------   -----------

INCOME AND EXPENSES:
 Investment Income (Note 2):
   Dividends from the Trusts.............................  $ 8,869,740   $8,972,983   $ 7,958,285

   Expenses (Note 3):
   Mortality and expense risk charges....................      845,069      869,312       767,627
                                                           -----------   ----------   -----------

NET INVESTMENT INCOME....................................    8,024,671    8,103,671     7,190,658
                                                           -----------   ----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
  Realized gain (loss) on investments....................    (504,580)   (1,130,915)     (632,666)
  Realized gain distribution from
    the Trusts...........................................          --            --            --
                                                          -----------    ----------   -----------

NET REALIZED GAIN (LOSS).................................    (504,580)   (1,130,915)     (632,666)

 Unrealized appreciation / (depreciation) on investments:
  Beginning of period....................................  (1,961,822)   (2,105,676)  (15,521,200)
  End of period..........................................   2,395,718    (1,961,822)   (2,105,676)
                                                          -----------    ----------   -----------

 Change in unrealized appreciation / (depreciation)
  during the period......................................   4,357,540       143,854    13,415,524
                                                          -----------    ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS..........................................   3,852,960      (987,061)   12,782,858
                                                          ===========    ==========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................  $11,877,631    $7,116,610   $19,973,516
                                                          ===========    ==========   ===========

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                      FIXED INCOME SERIES (CONTINUED):
                                                                   -------------------------------------

                                                                                 ALLIANCE
                                                                                HIGH YIELD
                                                                                  FUND
                                                                  --------------------------------------
                                                                      1997         1996         1995
                                                                  -----------  -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.................................  $12,918,934  $ 8,696,039   $ 6,518,568

   Expenses (Note 3):
      Mortality and expense risk charges........................      789,982      518,429       371,369
                                                                  -----------  -----------   -----------

NET INVESTMENT INCOME...........................................   12,128,952    8,177,610     6,147,199
                                                                  -----------  -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................      936,554      939,559      (179,454)
      Realized gain distribution from
         the Trusts.............................................    6,365,633    6,119,053            --
                                                                  -----------  -----------   -----------

NET REALIZED GAIN (LOSS)........................................    7,302,187    7,058,612      (179,454)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................    5,664,824    3,823,981      (873,103)
      End of period.............................................    8,622,836    5,664,824     3,823,981
                                                                  -----------  -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................    2,958,012    1,840,843     4,697,084
                                                                  -----------  -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   10,260,199    8,899,455     4,517,630
                                                                  ===========  ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $22,389,151  $17,077,065   $10,664,829
                                                                  ===========  ===========   ===========



                                                                                      EQUITY SERIES:
                                                               ----------------------------------------------------------------
                                                                  T. ROWE     EQ/PUTNAM
                                                               PRICE EQUITY    GROWTH &                 ALLIANCE
                                                                  INCOME     INCOME VALUE           GROWTH & INCOME
                                                                   FUND         FUND                     FUND
                                                               -----------   ----------  --------------------------------------
                                                                  1997*        1997*        1997         1996          1995
                                                                ---------    --------    -----------  -----------  -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts............................    $  145,613    $ 33,273    $   636,335   $  525,200  $  380,677

   Expenses (Note 3):
      Mortality and expense risk charges...................        29,706       9,655        358,997      155,175      69,716
                                                               ----------    --------    -----------   ----------  ----------

NET INVESTMENT INCOME......................................       115,907      23,618        277,338      370,025     310,961
                                                               ----------    --------    -----------   ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..................        56,634       1,078        530,421        5,198       2,791
      Realized gain distribution from
         the Trusts........................................        53,840      27,226      5,006,247    1,943,415          --
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED GAIN (LOSS)...................................       110,474      28,304      5,536,668    1,948,613       2,791

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..................................            --          --      5,074,338    2,123,346    (141,585)
      End of period........................................     1,073,548     269,561     13,021,603    5,074,338   2,123,346
                                                               ----------    --------    -----------   ----------  ----------

   Change in unrealized appreciation / (depreciation)
      during the period....................................     1,073,548     269,561      7,947,265    2,950,992   2,264,931
                                                               ----------    --------    -----------   ----------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..........................................     1,184,022     297,865     13,483,933    4,899,605   2,267,722
                                                               ==========    ========    ===========   ==========  ==========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................    $1,299,929    $321,483    $13,761,271   $5,269,630  $2,578,683
                                                               ==========    ========    ===========   ==========  ==========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                    FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                        ALLIANCE                 MERRILL LYNCH
                                                                                      EQUITY INDEX                BASIC VALUE
                                                                                         FUND                     EQUITY FUND
                                                                          -------------------------------------- ------------
                                                                              1997        1996         1995          1997*
                                                                          ----------- ------------  -----------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 2,610,223  $ 1,751,848  $   964,775    $ 35,810

   Expenses (Note 3):
      Mortality and expense risk charges...........................           977,620      605,961      289,199       9,349
                                                                          -----------  -----------  -----------    --------

NET INVESTMENT INCOME (LOSS).......................................         1,632,603    1,145,887      675,576      26,461
                                                                          -----------  -----------  -----------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................          (414,497)   8,013,073        3,060       6,656
      Realized gain distribution from
         the Trusts................................................           850,437    3,889,944      536,890      33,738
                                                                          -----------  -----------  -----------    --------

NET REALIZED GAIN (LOSS)...........................................           435,940   11,903,017      539,950      40,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        21,448,224   12,451,765     (399,286)         --
      End of period................................................        63,055,426   21,448,224   12,451,765     135,003
                                                                          -----------  -----------  -----------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        41,607,202    8,996,459   12,851,051     135,003
                                                                          -----------  -----------  -----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        42,043,142   20,899,476   13,391,001     175,397
                                                                          ===========  ===========  ===========    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $43,675,745  $22,045,363  $14,066,577    $201,858
                                                                          ===========  ===========  ===========    ========


                                                                                            EQUITY SERIES (CONTINUED):
                                                                          ----------------------------------------------------

                                                                                           ALLIANCE                      MFS
                                                                                         COMMON STOCK                 RESEARCH
                                                                                            FUND                        FUND
                                                                          ----------------------------------------    --------
                                                                              1997          1996          1995          1997*
                                                                          ------------  ------------  ------------    --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................       $ 10,668,337  $ 11,773,551  $ 14,259,262    $ 20,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................         11,435,936     8,267,795     6,050,368      13,127
                                                                          ------------  ------------  ------------    --------

NET INVESTMENT INCOME (LOSS).......................................           (767,599)    3,505,756     8,208,894       7,315
                                                                          ------------  ------------  ------------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         53,841,049    30,128,838    16,793,683       6,989
      Realized gain distribution from
         the Trusts................................................        164,814,473   157,423,606    63,838,178      81,156
                                                                          ------------  ------------  ------------    --------

NET REALIZED GAIN (LOSS)...........................................        218,655,522   187,552,444    80,631,861      88,145

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................        294,432,897   181,824,279    (2,048,649          --
      End of period................................................        567,231,009   294,432,897   181,824,279     249,382
                                                                          ------------  ------------  ------------    --------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        272,798,112   112,608,618   183,872,928     249,382
                                                                          ------------  ------------  ------------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................        491,453,634   300,161,062   264,504,789     337,527
                                                                          ============  ============  ============    ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................       $490,686,035  $303,666,818  $272,713,683    $344,842
                                                                          ============  ============  ============    ========



See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQUITY SERIES (CONTINUED):
                                                                           ----------------------------------------

                                                                                           ALLIANCE
                                                                                            GLOBAL
                                                                                             FUND
                                                                           ---------------------------------------
                                                                               1997          1996          1995
                                                                           -----------   -----------   -----------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts....................................        $ 8,803,070   $ 7,019,392   $ 5,152,442

   Expenses (Note 3):
      Mortality and expense risk charges...........................          2,805,310     2,314,066     1,743,898
                                                                           -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS).......................................          5,997,760     4,705,326     3,408,544
                                                                           -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..........................         30,411,238     4,971,547     3,049,444
      Realized gain distribution from
         the Trusts................................................         26,426,403    18,802,992     9,214,950
                                                                           -----------   -----------   -----------

NET REALIZED GAIN (LOSS)...........................................         56,837,641    23,774,539    12,264,394

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period..........................................         58,618,054    36,525,596     3,130,280
      End of period................................................         46,113,189    58,618,054    36,525,596
                                                                           -----------   -----------   -----------

   Change in unrealized appreciation / (depreciation)
      during the period............................................        (12,504,865)   22,092,458    33,395,316
                                                                           -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..................................................         44,332,776    45,866,997    45,659,710
                                                                           ===========   ===========   ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.................................................        $50,330,536   $50,572,323   $49,068,254
                                                                           ===========   ===========   ===========




                                                                                    EQUITY SERIES (CONTINUED):
                                                                  -----------------------------------------------------------------
                                                                                ALLIANCE              T. ROWE PRICE    EMERGING
                                                                              INTERNATIONAL           INTERNATIONAL     MARKETS
                                                                                  FUND                 STOCK FUND     EQUITY FUND
                                                                  -----------------------------------   -----------  --------------
                                                                      1997        1996       1995**        1997*         1997***
                                                                  -----------   ---------   ---------   -----------  --------------

INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts................................   $ 1,386,732   $  575,524   $195,500    $   2,393    $    16,623

   Expenses (Note 3):
      Mortality and expense risk charges.......................       297,278      164,149     36,471       26,332          2,862
                                                                  -----------   ----------   --------    ---------    -----------

NET INVESTMENT INCOME (LOSS)...................................     1,089,454      411,375    159,029      (23,939)        13,761
                                                                  -----------   ----------   --------    ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments......................       (57,635)     (28,490)      (790)     (50,331)       (14,566)
      Realized gain distribution from
         the Trusts............................................     2,325,403      737,771     51,741           --            --
                                                                  -----------    ---------   --------   ----------     ----------

NET REALIZED GAIN (LOSS).......................................     2,267,768      709,281     50,951      (50,331)       (14,566)

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period......................................     1,857,793      667,906         --           --             --
      End of period............................................    (2,793,834)   1,857,793    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

   Change in unrealized appreciation / (depreciation)
      during the period........................................    (4,651,627)   1,189,887    667,906     (820,718)    (1,079,388)
                                                                  -----------   ----------   --------    ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..............................................    (2,383,859)   1,899,168    718,857     (871,049)    (1,093,954)
                                                                  ===========   ==========   ========    =========    ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.............................................   $(1,294,405)  $2,310,543   $877,886    $(894,988)   $(1,080,193)
                                                                  ===========   ==========   ========    =========    ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR  THE YEARS ENDED DECEMBER 31,


                                                                                        EQUITY SERIES (CONTINUED):
                                                                        -------------------------------------------------------
                                                                                                                      WARBURG
                                                                                                                       PINCUS
                                                                                         ALLIANCE                      SMALL
                                                                                     AGGRESSIVE STOCK                 COMPANY
                                                                                           FUND                     VALUE FUND
                                                                        ----------------------------------------   ------------
                                                                            1997          1996          1995           1997*
                                                                        -----------   ------------  ------------   ------------

INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts......................................  $  1,311,613   $  1,661,263  $  1,268,689   $  21,651

   Expenses (Note 3):
      Mortality and expense risk charges.............................     5,299,127      4,086,388     2,702,978      44,889
                                                                       ------------   ------------  ------------   ---------

NET INVESTMENT INCOME (LOSS).........................................    (3,987,514)    (2,425,125)   (1,434,289)    (23,238)
                                                                       ------------   ------------  ------------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................    28,217,939     30,549,608    11,560,966      29,803
      Realized gain distribution from
         the Trusts..................................................    79,729,154    133,080,595    61,903,470     110,391
                                                                       ------------   ------------  ------------   ---------

NET REALIZED GAIN (LOSS).............................................   107,947,093    163,630,203    73,464,436     140,194

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................    46,617,235     80,271,118    30,761,318          --
      End of period..................................................    32,695,620     46,617,235    80,271,118    (228,709)
                                                                       ------------   ------------  ------------   ---------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................   (13,921,615)   (33,653,883)   49,509,800    (228,709)
                                                                       ------------   ------------  ------------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................    94,025,478    129,976,320   122,974,236     (88,515)
                                                                       ============   ============  ============   =========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................  $ 90,037,964   $127,551,195  $121,539,947   $(111,753)
                                                                       ============   ============  ============   =========

                                                                  EQUITY SERIES (CONTINUED):           ASSET ALLOCATION SERIES:
                                                                  -------------------------   -------------------------------------
                                                                    ALLIANCE   MFS
                                                                     SMALL   EMERGING
                                                                      CAP     GROWTH                    ALLIANCE
                                                                    GROWTH   COMPANIES          CONSERVATIVE INVESTORS
                                                                     FUND      FUND                      FUND
                                                                   --------  --------         -------------------------------------
                                                                    1997*      1997*             1997          1996         1995
                                                                  --------   --------         -----------  -----------  -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):

      Dividends from the Trusts.................................  $  4,189   $ 24,358         $ 7,217,860  $ 7,737,745  $ 8,169,109

   Expenses (Note 3):
      Mortality and expense risk charges........................    41,540     18,835           1,066,078    1,046,858      921,294
                                                                  --------   --------         -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)....................................   (37,351)     5,523           6,151,782    6,690,887    7,247,815
                                                                  --------   --------         -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.......................  (609,208)   161,034             818,458     (752,434)    (378,551)
      Realized gain distribution from
         the Trusts.............................................   545,833    296,998           5,486,742    4,429,977    1,068,272
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED GAIN (LOSS)........................................   (63,375)   458,032           6,305,200    3,677,543      689,721

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period.......................................        --         --           7,700,135   10,362,120   (8,767,697)
      End of period.............................................   771,812    171,320          16,228,145    7,700,135   10,362,120
                                                                  --------   --------         -----------  -----------  -----------

   Change in unrealized appreciation / (depreciation)
      during the period.........................................   771,812    171,320           8,528,010   (2,661,985)  19,129,817
                                                                  --------   --------         -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...............................................   708,437    629,352          14,833,210    1,015,558   19,819,538
                                                                  ========   ========         ===========  ===========  ===========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................  $671,086   $634,875         $20,984,992  $ 7,706,445  $27,067,353
                                                                  ========   ========         ===========  ===========  ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                                                ------------------------------------------------------
                                                                   EQ/
                                                                  PUTNAM                     ALLIANCE
                                                                 BALANCED                GROWTH INVESTORS
                                                                   FUND                        FUND
                                                                ---------   ------------------------------------------
                                                                   1997*        1997           1996           1995
                                                                ---------   ------------   ------------   ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts..............................   $ 46,468    $ 19,280,574   $ 15,504,412   $ 15,855,901

   Expenses (Note 3):
      Mortality and expense risk charges.....................      2,741       4,570,289      3,746,683      2,796,354
                                                                --------    ------------   ------------   ------------

NET INVESTMENT INCOME........................................     43,727      14,710,285     11,757,729     13,059,547
                                                                --------    ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments....................        561      10,531,767      1,799,247      1,752,185
      Realized gain distribution from
         the Trusts..........................................     31,119      42,780,443     73,474,967      7,421,853
                                                                --------    ------------   ------------   ------------

NET REALIZED GAIN (LOSS).....................................     31,680      53,312,210     75,274,214      9,174,038

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period....................................         --      67,150,693     81,785,873       (770,693)
      End of period..........................................    270,232     115,056,641     67,150,693     81,785,873
                                                                --------    ------------   ------------   ------------

   Change in unrealized appreciation / (depreciation)
      during the period......................................    270,232      47,905,948    (14,635,180)    82,556,566
                                                                --------    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS............................................    301,912     101,218,158     60,639,034     91,730,604
                                                                ========    ============   ============   ============

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................   $345,639    $115,928,443   $ 72,396,763   $104,790,151
                                                                ========    ============   ============   ============

                                                                                     ASSET ALLOCATION SERIES (CONTINUED):
                                                                           -----------------------------------------------------
                                                                                                                       MERRILL
                                                                                                                        LYNCH
                                                                                           ALLIANCE                     WORLD
                                                                                           BALANCED                    STRATEGY
                                                                                             FUND                        FUND
                                                                           ---------------------------------------     --------
                                                                               1997          1996         1995           1997*
                                                                           -----------   -----------   -----------     --------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts......................................      $13,756,520   $13,094,730   $12,276,328     $ 17,124

   Expenses (Note 3):
      Mortality and expense risk charges.............................        2,544,300     2,490,188     2,237,982        2,678
                                                                           -----------   -----------   -----------     --------

NET INVESTMENT INCOME................................................       11,212,220    10,604,542    10,038,346       14,446
                                                                           -----------   -----------   -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments............................        5,910,524      (873,535)   (2,466,524)      (3,626)
      Realized gain distribution from
         the Trusts..................................................       21,117,088    34,113,772    10,894,130       38,995
                                                                           -----------   -----------   -----------     --------

NET REALIZED GAIN (LOSS).............................................       27,027,612    33,240,237     8,427,606       35,369

   Unrealized appreciation / (depreciation) on investments:
      Beginning of period............................................       42,382,824    43,097,187    (2,878,875)          --
      End of period..................................................       60,878,286    42,382,824    43,097,187      (37,926)
                                                                           -----------   -----------   -----------     --------

   Change in unrealized appreciation / (depreciation)
      during the period..............................................       18,495,462      (714,36)    45,976,062      (37,926)
                                                                           -----------   -----------   -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................................       45,523,074    32,525,874    54,403,668       (2,557)
                                                                           ===========   ===========   ===========     ========

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................................      $56,735,294   $43,130,416   $64,442,014     $ 11,889
                                                                           ===========   ===========   ===========     ========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                                              FIXED INCOME SERIES:
                                                ------------------------------------------------------------------------------------

                                                             ALLIANCE MONEY                    ALLIANCE INTERMEDIATE GOVERNMENT
                                                              MARKET FUND                               SECURITIES FUND
                                                -----------------------------------------   -------------------------------------

                                                    1997           1996          1995          1997          1996        1995
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,653,507   $  8,101,644  $  8,270,845   $ 2,632,191  $ 2,122,460  $ 1,812,562
   Net realized gain (loss)..................       (500,365)      (110,954)     (432,347)      (95,509)    (490,315)    (810,768)
   Change in unrealized appreciation /
      (depreciation) on investments..........        780,326        (65,953)       57,216     1,009,532     (287,001)   2,882,385
                                                ------------   ------------  ------------  ------------  -----------  -----------

   Net increase (decrease) in net assets
      from operations........................      8,933,468      7,924,737     7,895,714     3,546,214    1,345,144    3,884,179
                                                ------------   ------------  ------------   -----------  -----------  -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................    234,059,930    101,890,108    96,773,056     8,749,531   10,397,104   11,016,347
   Benefits and other policy-related
      transactions (Note 3)..................    (40,687,124)   (38,404,209)  (39,770,849)   (5,971,751)  (7,387,385)  (6,286,070)
   Net transfers among funds.................   (259,049,840)   (36,607,946)    4,776,165     7,704,724    2,645,675      953,149
                                                ------------   ------------  ------------   -----------  -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions.......    (65,677,034)    26,877,953    61,778,372    10,482,504    5,655,394    5,683,426
                                                ------------   ------------  ------------   -----------  -----------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,726)       (63,127)      (36,640)      (38,337)     (22,170)     (72,636)
                                                ------------   ------------  ------------   -----------  -----------  -----------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................    (56,793,292)    34,739,563    69,637,446    13,990,381    6,978,368    9,494,969
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    241,873,094    207,133,531   137,496,085    44,127,412   37,149,044   27,654,075
                                                ============   ============  ============   ===========  ===========  ===========

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $185,079,802   $241,873,094  $207,133,531   $58,117,793  $44,127,412  $37,149,044
                                                ============   ============  ============   ===========  ===========  ===========


                                                      FIXED INCOME SERIES (CONTINUED):
                                                ------------------------------------------
                                                              ALLIANCE QUALITY
                                                                  BOND FUND
                                                ------------------------------------------
                                                    1997           1996           1995
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.....................   $  8,024,671   $  8,103,671   $  7,190,658
   Net realized gain (loss)..................       (504,580)    (1,130,915)      (632,666)
   Change in unrealized appreciation /
      (depreciation) on investments..........      4,357,540        143,854     13,415,524
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from operations........................     11,877,631      7,116,610     19,973,516
                                                ------------   ------------   ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).....................      8,423,097      5,753,712      2,516,135
   Benefits and other policy-related
      transactions (Note 3)..................     (3,002,993)   (32,021,058)    (3,189,044)
   Net transfers among funds.................     12,678,032      6,117,471      2,462,969
                                                ------------   ------------   ------------

   Net increase (decrease) in net assets
      from policy-related transactions.......     18,098,136    (20,149,875)     1,790,060
                                                ------------   ------------   ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..............        (49,594)       (39,868)      (712,602)
                                                ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABL
   TO POLICYOWNERS...........................     29,926,173    (13,073,133)    21,050,974
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD.......................    125,214,313    138,287,446    117,236,472
                                                ============   ============   ============

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END
   OF PERIOD.................................   $155,140,486   $125,214,313   $138,287,446
                                                ============   ============   ============

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                            FIXED INCOME SERIES (CONTINUED):
                                                       -------------------------------------

                                                                        ALLIANCE
                                                                       HIGH YIELD
                                                                         FUND
                                                       --------------------------------------
                                                           1997          1996         1995
                                                       -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................  $ 12,128,952  $  8,177,610  $ 6,147,199
   Net realized gain (loss).........................     7,302,187     7,058,612     (179,454)
   Change in unrealized appreciation /
      (depreciation) on investments.................     2,958,012     1,840,843    4,697,084
                                                      ------------  ------------  -----------

   Net increase (decrease) in net assets
      from operations...............................    22,389,151    17,077,065   10,664,829
                                                      ------------  ------------ ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................    26,933,221    19,454,716   15,333,474
   Benefits and other policy-
      related transactions (Note 3).................   (14,530,462)  (16,165,764)  (8,211,013)
   Net transfers among funds........................    26,385,799     9,301,980    4,789,450
                                                       -----------  ------------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    38,788,558    12,590,932   11,911,911
                                                      ------------  ------------ ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................      (189,179)     (209,120)    (100,679)
                                                      ------------  ------------ ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    60,988,530    29,458,877   22,476,061
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................   101,389,839    71,930,962   49,454,901
                                                      ------------  ------------  -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................  $162,378,369  $101,389,839  $71,930,962
                                                      ============  ============  ===========

                                                                                 EQUITY SERIES:
                                                      ---------------------------------------------------------------------
                                                                       EQ/PUTNAM
                                                      T. ROWE PRICE     GROWTH &                   ALLIANCE
                                                      EQUITY INCOME   INCOME VALUE              GROWTH & INCOME
                                                          FUND            FUND                       FUND
                                                      -------------  -------------  ---------------------------------------
                                                           1997*         1997*          1997          1996          1995
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income............................   $   115,907    $   23,618    $   277,338   $   370,025   $   310,961
   Net realized gain (loss).........................       110,474        28,304      5,536,668     1,948,613         2,791
   Change in unrealized appreciation /
      (depreciation) on investments.................     1,073,548       269,561      7,947,265     2,950,992     2,264,931
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from operations...............................     1,299,929       321,483     13,761,271     5,269,630     2,578,683
                                                       -----------    ----------    -----------   -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)............................     2,540,460     1,149,748     17,923,903    11,382,745     6,464,035
   Benefits and other policy-
      related transactions (Note 3).................      (351,660)     (154,351)    (6,498,823)   (2,909,569)   (1,385,132)
   Net transfers among funds........................    14,259,773     4,539,465     25,301,886     5,211,758     5,274,221
                                                       -----------    ----------    -----------   -----------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions..............    16,448,573     5,534,862     36,726,966    13,684,934    10,353,124
                                                       -----------    ----------    -----------   -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).....................     (285,438)      (191,983)      (107,895)     (106,424)     (221,877)
                                                       -----------    ----------    -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.....................    17,463,064     5,664,362     50,380,342    18,848,140    12,709,930
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD................            --            --     37,466,453    18,618,313     5,908,383
                                                       -----------    ----------    -----------   -----------   -----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD......................   $17,463,064    $5,664,362    $87,846,795   $37,466,453   $18,618,313
                                                       ===========    ==========    ===========   ===========   ===========


See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           EQUITY SERIES (CONTINUED):
                                                          ------------------------------------------------------

                                                                                                      MERRILL
                                                                         ALLIANCE                   LYNCH BASIC
                                                                       EQUITY INDEX                    VALUE
                                                                           FUND                     EQUITY FUND
                                                          ---------------------------------------   ------------

                                                             1997        1996          1995          1997*
                                                         ------------  ----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $  1,632,603    1,145,887   $   675,576   $   26,461
   Net realized gain (loss)..........................       435,940   11,903,017       539,950       40,394
   Change in unrealized appreciation /
      (depreciation) on investments..................    41,607,202    8,996,459    12,851,051      135,003
                                                       ------------  -----------   -----------   ----------

   Net increase (decrease) in net assets
      from operations................................    43,675,745   22,045,363    14,066,577      201,858
                                                       ------------  ------------  -----------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................    53,262,239   33,692,683    10,308,871    1,097,822
   Benefits and other policy-
      related transactions (Note 3)..................   (18,975,147) (56,493,042)   (2,111,532)    (135,034)
   Net transfers among funds.........................    67,867,827   23,434,912    18,305,589    4,661,128
                                                       ------------  -----------   -----------  -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............   102,154,919      634,553    26,502,928    5,623,916
                                                       ------------   ----------   -----------   ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................      (136,089)     (66,020)      (71,293)    (204,337)
                                                       ------------  -----------   -----------   ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................   145,694,575   22,613,896    40,498,212    5,621,437
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................    94,237,511   71,623,615    31,125,403           --
                                                       ------------  -----------   -----------   ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $239,932,086  $94,237,511   $71,623,615   $5,621,437
                                                       ============  ===========   ===========   ==========


                                                                          EQUITY SERIES (CONTINUED):
                                                        ----------------------------------------------------------------

                                                                               ALLIANCE                         MFS
                                                                             COMMON STOCK                     RESEARCH
                                                                                 FUND                           FUND
                                                         ------------------------------------------------     ----------

                                                              1997             1996              1995            1997*
                                                         --------------   --------------   --------------     ---------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
   Net investment income.............................  $     (767,599)  $    3,505,756   $    8,208,894    $    7,315
   Net realized gain (loss)..........................     218,655,522      187,552,444       80,631,861        88,145
   Change in unrealized appreciation /
      (depreciation) on investments..................     272,798,112      112,608,618      183,872,928       249,382
                                                       --------------   --------------   --------------    ----------

   Net increase (decrease) in net assets
      from operations................................     490,686,035      303,666,818      272,713,683       344,842
                                                       ---------------  ---------------  ---------------   -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................     282,279,826      271,193,481      216,068,996     1,177,137
   Benefits and other policy-
      related transactions (Note 3)..................    (199,662,183)    (154,302,728)    (118,456,643)     (162,042)
   Net transfers among funds.........................      56,849,823        4,064,266      (34,354,864)    6,389,251
                                                       --------------   --------------   --------------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions...............     139,467,466      120,955,019       63,257,489     7,404,346
                                                       --------------   --------------   ----------------  -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................         (86,740)        (429,232)        (392,099)     (321,159)
                                                       --------------   --------------   --------------    ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................     630,066,761      424,192,605      335,579,073     7,428,029
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.................   1,570,777,879    1,146,585,274      811,006,201            --
                                                       --------------    -------------   --------------    ----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.......................  $2,200,844,640   $1,570,777,879   $1,146,585,274    $7,428,029
                                                       ==============   ==============   ==============    ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQUITY SERIES (CONTINUED):
                                           ----------------------------------------------------------------------------------------


                                                            ALLIANCE                                   ALLIANCE
                                                             GLOBAL                                  INTERNATIONAL
                                                              FUND                                       FUND
                                           -------------------------------------------  -------------------------------------------
                                               1997           1996           1995           1997             1996          1995**
                                           -------------   -----------   -------------  --------------  --------------  -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $  5,997,760   $  4,705,326   $  3,408,544   $ 1,089,454      $  411,375     $   159,029
   Net realized gain (loss) ............     56,837,641     23,774,539     12,264,394     2,267,768         709,281          50,951
   Change in unrealized appreciation /
      (depreciation) on investments ....    (12,504,865)    22,092,458     33,395,316    (4,651,627)      1,189,887         667,906
                                           ------------   ------------   ------------   -----------      ----------     -----------

   Net increase (decrease) in net assets
      from operations ..................     50,330,536     50,572,323     49,068,254    (1,294,405)       2,310,543        877,886
                                           ------------   ------------   ------------   -----------      -----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     85,714,413     96,457,308     92,666,618    14,198,839       12,055,154      2,028,670
   Benefits and other policy-
      related transactions (Note 3) ....    (48,793,564)   (43,292,191)   (37,507,499)   (4,716,765)      (2,295,079)      (339,723)
   Net transfers among funds ...........    (89,131,113)    (4,363,741)   (12,472,104)   (3,886,303)      17,095,516      9,885,952
                                           ------------   ------------   ------------   -----------      -----------    -----------

   Net increase (decrease) in net assets
      from policy-related transactions .    (52,210,264)    48,801,376     42,687,015     5,595,771       26,855,591     11,574,899
                                           ------------   ------------   ------------   -----------      -----------    -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (147,270)       (93,415)       (96,720)      (27,091)         (21,865)       (20,847)
                                           ------------   ------------   ------------   -----------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........     (2,026,998)    99,280,284     91,658,549     4,274,275       29,144,269     12,431,938
NET ASSETS ATTRIBUTABLE TO .............             --             --             --            --               --             --
   POLICYOWNERS, BEGINNING OF PERIOD ...    432,777,304    333,497,020    241,838,471    41,576,207       12,431,938             --
                                           ------------   ------------   ------------   -----------      ------------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $430,750,306   $432,777,304   $333,497,020   $45,850,482      $41,576,207    $12,431,938
                                           ============   ============   ============   ===========      ===========    ===========

                                                  EQUITY SERIES (CONTINUED):
                                               -------------------------------
                                                                 MORGAN
                                                                STANLEY
                                              T. ROWE PRICE     EMERGING
                                               INTERNATIONAL    MARKETS
                                                STOCK FUND     EQUITY FUND
                                               -------------  ---------------
                                                   1997*           1997***
                                               -------------  ---------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income....................    $  (23,939)   $    13,761
   Net realized gain (loss).................       (50,331)       (14,566)
   Change in unrealized appreciation /
      (depreciation) on investments.........      (820,718)    (1,079,388)
                                                ----------    -----------

   Net increase (decrease) in net assets
      from operations.......................      (894,988)    (1,080,193)
                                                ----------    -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)....................      2,268,440       323,739
   Benefits and other policy-
      related transactions (Note 3).........       (295,221)       (7,501)
   Net transfers among funds................     12,953,165     2,483,527
                                               ------------   -----------

   Net increase (decrease) in net assets
      from policy-related transactions......     14,926,384     2,799,765
                                                -----------   -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).............         60,283       807,804
                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.............     14,091,679     2,527,376
NET ASSETS ATTRIBUTABLE TO                      -----------   -----------
   POLICYOWNERS, BEGINNING OF PERIOD........             --            --
                                                -----------   -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD..............    $14,091,679   $ 2,527,376
                                                ===========   ===========

See Notes to Financial Statements.

  *  Commencement of Operations on May 1, 1997.
 **  Commencement of Operations on April 3, 1995.
***  Commencement of Operations on August 20, 1997.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,



                                                                        EQUITY SERIES (CONTINUED):
                                         -------------------------------------------------------------------------------------


                                                               ALLIANCE                       WARBURG PINCUS    ALLIANCE SMALL
                                                           AGGRESSIVE STOCK                    SMALL COMPANY      CAP GROWTH
                                                                 FUND                           VALUE FUND          FUND
                                         -------------------------------------------------  -----------------  ----------------
                                               1997              1996             1995             1997*            1997*
                                         ---------------   ---------------   -------------  -----------------  ----------------


INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ (3,987,514)    $ (2,425,125)    $ (1,434,289)    $   (23,238)     $   (37,351)
   Net realized gain (loss) ............    107,947,093      163,630,203       73,464,436         140,194          (63,375)
   Change in unrealized appreciation /
      (depreciation) on investments ....    (13,921,615)     (33,653,883)      49,509,800        (228,709)         771,812
                                           ------------     ------------     ------------     -----------      -----------
   Net increase (decrease) in net assets
      from operations ..................     90,037,964        7,551,195      121,539,947        (111,753          671,086
                                           ------------     ------------     ------------     -----------      -----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............    179,662,167      167,830,465      121,962,483       4,397,634        2,947,848
   Benefits and other policy-
      related transactions (Note 3) ....    107,529,554)     (85,246,883)     (63,165,185)       (608,891)        (599,875)
   Net transfers among funds ...........      1,712,877       28,481,572       19,367,834      20,737,304       19,670,856
                                           ------------     ------------     ------------     -----------      -----------

   Net increase (decrease) in net assets
      from policy-related transactions .     73,845,490      111,065,154       78,165,132      24,526,047       22,018,829
                                           ------------     ------------     ------------     -----------      -----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........       (442,155)        (205,349)        (188,813)       (114,120)        (324,052
                                           ------------     ------------     ------------     -----------      -----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    163,441,299      238,411,000      199,516,266      24,300,174       22,365,863
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...    793,599,131      555,188,131      355,671,865              --               --
                                           ------------     ------------     ------------     -----------      -----------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $957,040,430     $793,599,131     $555,188,131     $24,300,174      $22,365,863
                                           ============     ============     ============     ===========      ===========


                                                EQUITY
                                                SERIES
                                              (CONTINUED):               ASSET ALLOCATION SERIES:
                                           ---------------- -----------------------------------------------
                                             MFS EMERGING                       ALLIANCE
                                                GROWTH                    CONSERVATIVE INVESTORS
                                            COMPANIES FUND                        FUND
                                           ---------------- -------------    --------------   -------------
                                                1997*            1997             1996            1995
                                           ---------------- -------------    --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $     5,523      $  6,151,782     $  6,690,887     $  7,247,815
   Net realized gain (loss) ............       458,032         6,305,200        3,677,543          689,721
   Change in unrealized appreciation /
      (depreciation) on investments ....       171,320         8,528,010       (2,661,985)      19,129,817
                                           -----------      ------------     ------------     ------------
   Net increase (decrease) in net assets
      from operations ..................       634,875        20,984,992        7,706,445       27,067,353
                                           -----------      ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     1,598,358        30,425,833       38,133,118       41,419,959
   Benefits and other policy-
      related transactions (Note 3) ....      (294,924)      (24,998,155)     (25,456,269      (22,866,003)
   Net transfers among funds ...........     8,886,415       (18,978,233)     (18,095,700       (3,379,296
                                           -----------      ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy-related transactions .    10,189,849       (13,550,555)      (5,418,851       15,174,660
                                           -----------      ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4) ........      (449,170)         (113,620)         (36,213          (95,412)
                                           -----------      ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    10,375,554         7,320,817        2,251,381       42,146,601
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD ...            --       174,338,480      172,087,099      129,940,498
                                           -----------      ------------     ------------     ------------

NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD .........   $10,375,554      $181,659,297     $174,338,480     $172,087,099
                                           ===========      ============     ============     ============

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,


                                                           ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                              EQ/PUTNAM                         ALLIANCE
                                              BALANCED                      GROWTH INVESTORS
                                                FUND                              FUND
                                           ---------------  -----------------------------------------------
                                                1997*            1997             1996             1995
                                           ---------------  -------------    --------------   -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $   43,727       $ 14,710,285     $ 11,757,729     $ 13,059,547
   Net realized gain (loss) ............       31,680         53,312,210       75,274,214        9,174,038
   Change in unrealized appreciation /
      (depreciation) on investments ....      270,232         47,905,948      (14,635,180)      82,556,566
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from operations ..................      345,639        115,928,443       72,396,763      104,790,151
                                           ----------       ------------     ------------     ------------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............      213,829        139,280,509      159,654,177      155,616,059
   Benefits and other policy-related
      transactions (Note 3) ............      (60,092)       (95,656,635)     (81,943,749)     (68,357,709)
   Net transfers among funds ...........    1,458,185        (35,207,298)      (7,652,116)      (3,269,896)
                                           ----------       ------------     ------------     ------------

   Net increase (decrease) in net assets
      from policy related-transactions..    1,611,922          8,416,576       70,058,312       83,988,454
                                           ----------       ------------     ------------     ------------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....     (289,774)            79,090          (93,120)        (120,493)
                                           ----------       ------------     ------------     ------------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........    1,667,787        124,424,109      142,361,955      188,658,112
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........           --        698,239,621      555,877,666      367,219,554
                                           ==========       ============     ============     ============

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $1,667,787       $822,663,730     $698,239,621     $555,877,666
                                           ==========       ============     ============     ============


                                                        ASSET ALLOCATION SERIES (CONTINUED):
                                           ----------------------------------------------------------------
                                                                                                  MERRILL
                                                                                                   LYNCH
                                                               ALLIANCE                            WORLD
                                                               BALANCED                          STRATEGY
                                                                 FUND                              FUND
                                           -----------------------------------------------    -------------
                                                1997             1996             1995             1997*
                                           -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income ...............   $ 11,212,220     $ 10,604,542     $ 10,038,346     $   14,446
   Net realized gain (loss) ............     27,027,612       33,240,237        8,427,606         35,369
   Change in unrealized appreciation /
      (depreciation) on investments ....     18,495,462         (714,363)      45,976,062        (37,926)
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from operations ..................     56,735,294       43,130,416       64,442,014         11,889
                                           ------------     ------------     ------------     ----------

FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3) ...............     48,722,966       60,530,048       63,451,955        334,133
   Benefits and other policy-related
      transactions (Note 3) ............    (48,611,396)     (50,274,632)     (48,742,571)       (41,646)
   Net transfers among funds ...........    (55,377,177)     (22,122,080)     (18,908,540)     1,374,499
                                           ------------     ------------     ------------     ----------

   Net increase (decrease) in net assets
      from policy related-transactions .    (55,265,607)     (11,866,664)      (4,199,156)     1,666,986
                                           ------------     ------------     ------------     ----------

NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT FP (Note 4) .....         (4,006)        (134,906)         (93,214)       (94,148)
                                           ------------     ------------     ------------     ----------

INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS ........      1,465,681       31,128,846       60,149,644      1,584,727
NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, BEGINNING OF PERIOD .........    429,694,055      398,565,209      338,415,565             --
                                           ============     ============     ============     ==========

NET ASSETS ATTRIBUTABLE TO POLICY
   OWNERS, END OF PERIOD ...............   $431,159,736     $429,694,055     $398,565,209     $1,584,727
                                           ============     ============     ============     ==========

See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1.  General

    Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life" ) was merged into The Equitable Life Assurance Society of the United States ("Equitable Life" ). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contract owners.

    Equitable Life Separate Account FP (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twenty-four investment funds: the Alliance Money Market Fund, the Alliance Intermediate Government Securities Fund, the Alliance Quality Bond Fund, the Alliance High Yield Fund, T. Rowe Price Equity Income Fund, the EQ/Putnam Growth and Income Value Fund, the Alliance Equity Index Fund, the Merrill Lynch Basic Value Equity Fund, the Alliance Common Stock Fund, the MFS Research Fund, the Alliance Global Fund, the Alliance International Fund, the T. Rowe Price International Stock Fund, the Morgan Stanley Emerging Markets Equity Fund, the Alliance Aggressive Stock Fund, the Warburg Pincus Small Company Value Fund, the Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, the Alliance Conservative Investors Fund, the EQ/Putnam Balanced Fund, the Alliance Growth Investors Fund, the Alliance Balanced Fund, and the Merrill Lynch World Strategy Fund ("the Funds"). The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class IA shares of The Hudson River Trust (HR Trust) or Class IB shares of EQ Advisors Trust (EQ Trust) (Collectively known as the Trusts). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset values and are subject to distribution fees imposed under a distribution plan adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act. The Trusts are open-end, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life, Incentive Life 2000, Incentive Life Plus,(SM), IL Protector,(SM), IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies, Survivorship 2000, flexible premium joint survivorship variable life insurance policies, and SP-Flex, variable life insurance policies with additional premium option, collectively, the "Policies." The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus (SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus (SM) Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest account of the General Account and other Separate Accounts of $165,714,430, $(7,511,567) and $6,569,672 for the years ended 1997, 1996 and 1995, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter on the ex-dividend date and by EQ Trust in the fourth quarter. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

2.  Significant Accounting Policies (Continued)

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, 0.80% for IL Protector policyowners, and 0.85% for SP-Flex policyowners. Incentive Life Plus Original Series, and IL COLI deduct this charge of 0.85% from the Policy Account. Under SP-Flex, Equitable Life also charges the daily net assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under Incentive Life, Incentive Life Plus, Series 2000 and IL Protector policies, mortality and administrative charges are assessed in a different manner than SP-Flex policies.

    Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
    (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

4.  Amounts Retained by Equitable Life in Separate Account FP (Continued)

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:


                                                                         YEARS ENDED DECEMBER 31,
                                                                -------------------------------------------
           INVESTMENT FUND                                          1997           1996           1995
           ---------------                                          ----           ----           ----
          Fixed Income Series:
               Alliance Money Market                                      --            --     $  (250,000)
               Alliance Intermediate Government Securities                --            --        (165,000)
               Alliance Quality Bond                                      --     $(125,000)     (4,800,000)
               Alliance High Yield                                        --            --        (100,000)
           Equity Series:
               T. Rowe Price Equity Income                       $ 1,300,000            --              --
               EQ/Putnam Growth & Income Value                     1,200,000            --              --
               Alliance Growth & Income                                   --       (75,000)       (685,000)
               Alliance Equity Index                                      --            --              --
               Merrill Lynch Basic Value Equity                    1,200,000            --              --
               Alliance Common Stock                                      --      (185,000)       (630,000)
               MFS Research                                        2,000,000            --              --
               Alliance Global                                            --            --        (130,000)
               Alliance International                                     --            --         200,000
               T. Rowe Price International Stock                   4,000,000            --              --
               Morgan Stanley Emerging Markets Equity              4,000,000            --              --
               Alliance Aggressive Stock                                  --      (125,000)       (350,000)
               Warburg Pincus Small Company Value                    600,000            --              --
               Alliance Small Cap Growth                           1,200,000            --              --
               MFS Emerging Growth Companies                       2,000,000            --              --
           Asset Allocation Series:
               Alliance Conservative Investors                            --       (80,000)             --
               EQ/Putnam Balanced                                  2,000,000            --              --
               Alliance Growth Investors                                  --      (175,000)             --
               Alliance Balanced                                          --       (90,000)             --
               Merrill Lynch World Strategy                        2,000,000            --              --


5.  Distribution and Servicing Agreement

    Equitable Life has entered into a Distribution and Servicing Agreement with EQ Financial Consultants Inc., whereby registered representatives of EQ Financial Consultants Inc., authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Investment Returns

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net assets for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment.

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


FIXED INCOME SERIES:

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.18%    8.24%     9.18%    7.32%
Net return................      4.79%    4.70%    5.11%    3.39%     2.35%    2.94%    5.55%    7.59%     8.53%    6.68%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%        12.26%
Net return................      6.65%    3.15%   12.65%   (4.95)%     9.88%   4.96%        11.60%

                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.49%    4.73%   16.32%   (5.67)%      (0.66)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     17.76%   22.14%   19.20%   (3.37)%   22.41%   11.64%   23.72%   (1.71)%    4.50%    9.08%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.64%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.75%

                                                                OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,      DECEMBER 31,
                               -------------------------------------------------
ALLIANCE GROWTH & INCOME FUND   1997     1996     1995      1994      1993
-----------------------------   ----     ----     ----      ----      ----
Gross return..............     26.90%   20.09%   24.07%   (0.58)%    (0.25)%
Net return................     25.99%   19.36%   23.33%   (1.17)%    (0.41)%

                                 SEPTEMBER 30(A)
                               YEARS ENDED DECEMBER 31,  TO DECEMBER 31,
                              --------------------------------------------
ALLIANCE EQUITY INDEX FUND      1997     1996     1995         1994
--------------------------      ----     ----     ----         ----
Gross return..............     32.58%   22.39%   36.48%       1.08%
Net return................     31.77%   21.65%   35.66%       0.58%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997
RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*


EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.55%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.22%   37.88%   (8.12)%   25.59%   22.43%
Net return................     28.44%   23.53%   31.66%   (2.73)%   24.08%    2.60%   37.06%   (8.67)%   24.84%   21.70%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.59%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................     10.88%   13.91%   18.11%    4.60%    31.33%   (1.10)%  29.77%   (6.63)%   26.17%   10.22%

                                                               APRIL 3(A) TO
                                  YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (2.98)%           9.82%         11.29%
Net return................        (3.63)%           9.15%         10.79%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............        (1.49)%
Net return................        (1.90)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.37)%


                                                                YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND    1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------    ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............       10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17%
Net return................       10.14%   21.46%   30.85%   (4.39)%   16.05%   (3.74)%  85.75%    7.51%    42.64%    0.53%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.65%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*



EQUITY SERIES (CONCLUDED):
                                MAY 1(A) TO
ALLIANCE SMALL CAP              DECEMBER 31,
                              -----------------
GROWTH FUND                         1997
-----------                         ----
Gross return..............          26.74%
Net return................          26.18%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.95%


ASSET ALLOCATION SERIES:
                                                                                                       OCTOBER 2(A) TO
ALLIANCE CONSERVATIVE                                 YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              ------------------------------------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993     1992     1991      1990        1989
--------------                  ----     ----     ----      ----     ----     ----     ----      ----        ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%    5.72%   19.87%    6.37%         3.09%
Net return................     12.55%    4.57%   19.68%   (4.67)%   10.15%    5.09%   19.16%    5.73%         2.94%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............          14.38%
Net return................          14.02%


                                                                                                        OCTOBER 2(A) TO
                                                       YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                              -------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND  1997     1996      1995     1994     1993     1992      1991     1990         1989
------------------------------  ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     16.87%   12.61%    26.37%   (3.15)%  15.26%    4.90%    48.89%   10.66%        3.98%
Net return................     16.07%   11.93%    25.62%   (3.73)%  14.58%    4.27%    48.01%   10.00%        3.82%



                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%   (2.84)%  41.26%    0.24 %   25.83%   13.27%
Net return................     14.30%   11.00%   19.03%   (8.57)%   11.64%   (3.42)%  40.42%   (0.36)%   25.08%   12.59%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............           4.70%
Net return................           4.29%

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000


FIXED INCOME SERIES:
                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%        1.11%
Net return................      4.47%    4.38%    4.80%    3.08%     2.04%        0.77%

ALLIANCE INTERMEDIATE
GOVERNMENT SECURITIES FUND
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%        0.90%
Net return................      6.33%    2.84%   12.31%   (5.23)%     9.55%       0.56%


                                                                   OCTOBER 1(A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              -----------------------------------------------------
ALLIANCE QUALITY BOND FUND      1997     1996     1995      1994        1993
--------------------------      ----     ----     ----      ----        ----
Gross return..............      9.14%    5.36%   17.02%   (5.10)%      (0.51)%
Net return................      8.16%    4.41%   15.97%   (5.95)%      (0.73)%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993         1992
------------------------        ----     ----     ----      ----     ----         ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%        1.84%
Net return................     17.40%   21.77%   18.84%   (3.66)%   22.04%        1.50%


EQUITY SERIES:
                                MAY 1(A) TO
T. ROWE PRICE EQUITY            DECEMBER 31,
                              -----------------
INCOME FUND                         1997
-----------                         ----
Gross return..............          22.11%
Net return................          21.40%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM GROWTH                    1997
& INCOME VALUE FUND                 ----
Gross return..............          16.23%
Net return................          15.52%

                                                                  OCTOBER 1(A)
                                    YEARS ENDED DECEMBER 31,     TO DECEMBER 31,
                                ------------------------------------------------
ALLIANCE GROWTH & INCOME FUND     1997    1996    1995     1994      1993
-----------------------------     ----    ----    ----     ----      ----
Gross return..............       26.90%  20.09%  24.07%  (0.58)%    (0.25)%
Net return................       25.61%  19.00%  22.96%  (1.47)%    (0.48)%

                                                                   MARCH 1(A) TO
                                      YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                ------------------------------------------------
ALLIANCE EQUITY INDEX FUND        1997         1996          1995      1994
--------------------------        ----         ----          ----      ----
Gross return..............        32.58%       22.39%       36.48%     1.08%
Net return................        31.38%       21.28%       35.26%     0.33%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000



EQUITY SERIES (CONTINUED):
                                MAY 1(A) TO
MERRILL LYNCH BASIC             DECEMBER 31,
                              -----------------
VALUE EQUITY FUND                   1997
-----------------                   ----
Gross return..............          16.99%
Net return................          16.32%


                                                                            AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993         1992
--------------------------      ----     ----     ----      ----     ----         ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%        5.28%
Net return................     28.06%   23.15%   31.26%   (3.02)%   23.70%        4.93%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS RESEARCH FUND                   1997
-----------------                   ----
Gross return..............          16.07%
Net return................          15.36%


                                                                            AUGUST 17(A) TO
ALLIANCE GLOBAL FUND                     YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%        4.87%
Net return................     10.54%   13.56%   17.75%    4.29%    30.93%        4.52%

                                                               APRIL 3(A) TO
                                 YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              -------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............          (2.98)%         9.82%         11.29%
Net return................          (3.93)%         8.82%         10.55%

                                MAY 1(A) TO
T. ROWE PRICE                   DECEMBER 31,
                              -----------------
INTERNATIONAL STOCK FUND            1997
------------------------            ----
Gross return..............          (1.49)%
Net return................          (2.10)%

                              AUGUST 20(A) TO
MORGAN STANLEY EMERGING         DECEMBER 31,
                              -----------------
MARKETS EQUITY FUND                 1997
-------------------                 ----
Gross return..............         (20.16)%
Net return................         (20.46)%

-------------------------------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SURVIVORSHIP 2000




EQUITY SERIES (CONCLUDED):
                                                                              MARCH 1(A) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                 ----------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND     1997     1996     1995      1994     1993         1992
------------------------------     ----     ----     ----      ----     ----         ----
Gross return..............        10.94%   22.20%   31.63%   (3.81)%   16.77%        11.49%
Net return................         9.81%   21.09%   30.46%   (4.68)%   15.70%        11.11%

                                MAY 1(A) TO
WARBURG PINCUS SMALL            DECEMBER 31,
                              -----------------
COMPANY VALUE FUND                  1997
------------------                  ----
Gross return..............          19.15%
Net return................          18.41%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
ALLIANCE SMALL CAP                  1997
GROWTH FUND                         ----
Gross return..............          26.74%
Net return................          25.92%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
MFS EMERGING GROWTH                 1997
COMPANIES FUND                      ----
Gross return..............          22.42%
Net return................          21.70%


ASSET ALLOCATION SERIES:
                                                                            AUGUST 17(A) TO
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
INVESTORS FUND                  1997     1996     1995      1994     1993         1992
--------------                  ----     ----     ----      ----     ----         ----
Gross return..............     13.25%    5.21%   20.40%   (4.10)%   10.76%        1.38%
Net return................     12.21%    4.26%   19.32%   (4.96)%     9.81%       1.04%

                                MAY 1(A) TO
                                DECEMBER 31,
                              -----------------
EQ/PUTNAM BALANCED FUND             1997
-----------------------             ----
Gross return..............         14.38%
Net return................         13.79%


ALLIANCE GROWTH INVESTORS FUND
------------------------------                                              AUGUST 17(A) TO
                                         YEARS ENDED DECEMBER 31,             DECEMBER 31,
                              ---------------------------------------------------------------
Gross return..............     16.87%   12.61%   26.37%   (3.15)%   15.26%       6.89%
Net return................     15.72%   11.59%   25.24%   (4.02)%   14.24%       6.53%

ALLIANCE BALANCED FUND
Gross return..............     15.06%   11.68%   19.75%   (8.02)%   12.28%       5.37%
Net return................     13.96%   10.67%   18.68%   (8.84)%   11.30%       5.02%

                                MAY 1(A) TO
MERRILL LYNCH                   DECEMBER 31,
                              -----------------
WORLD STRATEGY FUND                 1997
-------------------                 ----
Gross return..............         4.70%
Net return................         4.08%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


FIXED INCOME SERIES:

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                             1997          1996          1995
                                             ----          ----          ----
Alliance Money Market Fund............       5.42%         5.33%         5.69%
Alliance Intermediate Government
Securities Fund.......................       7.29%         3.78%        13.31%
Alliance Quality Bond Fund............       9.14%         5.36%        17.13%
Alliance High Yield Fund..............      18.47%        22.89%        19.95%

EQUITY SERIES:

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
T. Rowe Price Equity Income Fund......           22.13%
EQ/Putnam Growth & Income
Value Fund............................           14.48%

                                               YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Growth & Income Fund.........    26.90%        20.09%        24.38%
Alliance Equity Index Fund............    32.57%        22.38%        36.53%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch Basic Value
Equity Fund...........................            17.02%

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                           1997          1996          1995
                                           ----          ----          ----
Alliance Common Stock Fund............     29.40%       24.28%        33.07%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------

                                                  1997
MFS Research Fund.....................            16.05%

                                                  YEARS ENDED DECEMBER 31,
                                        ----------------------------------------
                                            1997           1996            1995
                                            ----           ----            ----
Alliance Global Fund..................     11.66%         14.60%          19.38%


                                            YEARS ENDED          APRIL 30 TO
                                            DECEMBER 31,       DECEMBER 31, (A)
                                        ---------------------------------------
                                          1997        1996           1995
                                          ----        ----           ----
Alliance International Fund...........   (3.05)%      9.81%         11.29%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.

                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)


EQUITY SERIES (CONCLUDED):

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
T. Rowe Price International
Stock Fund............................            (1.50)%

                                         AUGUST 20 TO DECEMBER
                                                31, (A)
                                        -------------------------
                                                  1997
Morgan Stanley Emerging Markets
Equity Fund...........................           (20.19)%

                                                 YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                            1997          1996           1995
                                            ----          ----           ----
Alliance Aggressive Stock Fund........      10.94%       22.20%         33.00%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Warburg Pincus Small Company                      19.13%
Value Fund............................
Alliance Small Cap Growth Fund........            26.69%
MFS Emerging Growth
Companies Fund........................            22.44%

ASSET ALLOCATION SERIES:

                                                YEARS ENDED DECEMBER 31,
                                        ---------------------------------------
                                          1997          1996           1995
                                          ----          ----           ----
Alliance Conservative Investors Fund..    13.25%        5.21%         20.59%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
EQ/Putnam Balanced Fund...............           14.48%

                                              YEARS ENDED DECEMBER 31,
                                        -------------------------------------
                                          1997         1996          1995
                                          ----         ----          ----
Alliance Growth Investors Fund........    16.87%      12.61%        26.92%
Alliance Balanced Fund................    15.06%      11.68%        20.32%

                                         MAY 1 TO DECEMBER 31,
                                                  (A)
                                        -------------------------
                                                  1997
Merrill Lynch World Strategy Fund.....            4.71%

-----------------------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*

FIXED INCOME SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                          ------------------------------------
                                                   1997           1996
                                                   ----           ----
ALLIANCE MONEY MARKET FUND
Gross return .........................             5.42%          5.33%
Net return ...........................             4.57%          2.98%

ALLIANCE INTERMEDIATE GOVERNMENT
SECURITIES
Gross return .........................             7.29%          3.78%
Net return ...........................             6.43%          4.49%

ALLIANCE QUALITY BOND FUND
Gross return .........................             9.14%          5.36%
Net return ...........................             8.27%          7.86%

ALLIANCE HIGH YIELD FUND
Gross return .........................            18.47%         22.89%
Net return ...........................            17.52%         13.90%

EQUITY SERIES:

                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE EQUITY INCOME FUND
Gross return .........................            22.11%
Net return ...........................            21.48%

EQ/PUTNAM GROWTH & INCOME
VALUE FUND
Gross return .........................            16.23%
Net return ...........................            13.87%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER  31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE GROWTH & INCOME FUND
Gross return .........................            26.90%          20.09%
Net return ...........................            25.74%          15.63%

ALLIANCE EQUITY INDEX FUND
Gross return .........................            32.58%          22.39%
Net return ...........................            31.51%          16.25%



-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONTINUED):


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MERRILL LYNCH BASIC VALUE
EQUITY FUND
Gross return .........................            16.99%
Net return ...........................            16.40%


                                               YEAR ENDED     AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                  1997              1996
                                                  ----              ----
ALLIANCE COMMON STOCK FUND
Gross return .........................           29.40%            24.28%
Net return ...........................           28.18%            17.44%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
MFS RESEARCH FUND
Gross return .........................            16.07%
Net return ...........................            15.43%


                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GLOBAL FUND
Gross return .........................            11.66%           14.60%
Net return ...........................            10.65%            6.78%

ALLIANCE INTERNATIONAL FUND
Gross return .........................            (2.98)%           9.82%
Net return ...........................            (3.83)%           2.11%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
T. ROWE PRICE INTERNATIONAL STOCK FUND
Gross return .........................
                                                  (1.49)%
Net return ...........................            (2.03)%


                                         AUGUST 20(A) TO DECEMBER
                                                   31,
                                        ---------------------------

                                                   1997
MORGAN STANLEY EMERGING MARKETS
EQUITY FUND
Gross return .........................
                                                 (20.16)%
Net return ...........................           (20.43)%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
IL PROTECTOR*


EQUITY SERIES (CONCLUDED):

                                                 YEAR ENDED    AUGUST 5(A) TO
                                                DECEMBER 31,     DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE AGGRESSIVE STOCK FUND
Gross return .........................            10.94%           22.20%
Net return ...........................             9.92%            6.22%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
WARBURG PINCUS SMALL COMPANY
VALUE FUND
Gross return .........................            19.15%
Net return ...........................            18.49%

ALLIANCE SMALL CAP GROWTH FUND
Gross return .........................            26.74%
Net return ...........................            26.01%

MFS EMERGING GROWTH COMPANIES FUND
Gross return .........................            22.42%
Net return ...........................            21.78%

ASSET ALLOCATION SERIES:

                                               YEAR ENDED    AUGUST 5(A) TO
                                               DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997            1996
                                                   ----            ----
ALLIANCE CONSERVATIVE INVESTORS FUND
Gross return .........................            13.25%           5.21%
Net return ...........................            12.32%           7.94%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------
                                                   1997
EQ/PUTNAM BALANCED FUND
Gross return .........................            14.38%
Net return ...........................            13.87%


                                                 YEAR ENDED   AUGUST 5(A) TO
                                                DECEMBER 31,    DECEMBER 31,
                                        ---------------------------------------
                                                   1997             1996
                                                   ----             ----
ALLIANCE GROWTH INVESTORS FUND
Gross return .........................            16.87%           12.61%
Net return ...........................            15.84%            9.38%

ALLIANCE BALANCED FUND
Gross return .........................            15.06%           11.68%
Net return ...........................            14.07%            8.67%


                                         MAY 1(A) TO DECEMBER 31,
                                        ---------------------------

                                                   1997
MERRILL LYNCH WORLD STRATEGY FUND
Gross return .........................             4.70%
Net return ...........................             4.15%

-----------------------------------------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1997

RATES OF RETURN (CONTINUED)
SP-FLEX


FIXED INCOME SERIES:
                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.42%    5.33%    5.74%    4.02%     3.00%    3.56%    6.17%    8.24%     9.18%    7.32%
Net return................      3.54%    3.44%    3.86%    2.17%     1.13%    1.71%    4.29%    6.30%     7.24%    5.41%


                                                                                      APRIL 1(A) TO
ALLIANCE INTERMEDIATE                        YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                              ------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1997     1996     1995      1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----         ----
Gross return..............      7.29%    3.78%   13.33%   (4.37)%   10.58%    5.60%       12.10%
Net return................      5.38%    1.91%   11.31%   (6.08)%     8.57%   3.71%       10.59%

                                                                              SEPTEMBER 1(A)
                                                                                    TO
                                         YEARS ENDED DECEMBER 31,               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE QUALITY BOND FUND          1997           1996            1995            1994
--------------------------          ----           ----            ----            ----
Gross return..............         9.14%           5.36%          17.02%         (2.20)%
Net return................         7.19%           3.47%          14.94%         (2.35)%

                                                                YEARS ENDED DECEMBER 31,
                              --------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     18.47%   22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%
Net return................     16.35%   20.68%   17.79%   (4.52)%   20.96%   10.30%   22.25%   (2.89)%    3.26%    7.78%

EQUITY SERIES:
                                                                 SEPTEMBER 1(A)
                                                                      TO
                                   YEARS ENDED DECEMBER 31,      DECEMBER 31,
                              --------------------------------------------------
ALLIANCE GROWTH & INCOME FUND    1997        1996         1995       1994
-----------------------------    ----        ----         ----       ----
Gross return..............      26.90%      20.09%       24.07%    (3.40)%
Net return................      24.50%      17.93%       21.87%    (3.55)%

ALLIANCE EQUITY INDEX FUND       1997        1996         1995       1994
--------------------------       ----        ----         ----       ----
Gross return..............      32.58%      22.39%       36.48%    (2.54)%
Net return................      30.21%      20.19%       34.06%    (2.69)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.40%   24.28%   32.45%   (2.14)%   24.84%    3.23%   37.87%   (8.12)%   25.59%   22.43%
Net return................     26.91%   22.04%   30.10%   (3.88)%   22.60%    1.38%   35.43%   (9.76)%   23.36%   20.26%

ALLIANCE GLOBAL FUND            1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.66%   14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%
Net return................      9.56%   12.54%   16.70%    3.36%    29.77%   (2.28)%  28.23%   (7.75)%   24.67%     8.90%

                                        YEARS ENDED           APRIL 3(A) TO
                                       DECEMBER 31,            DECEMBER 31,
                              ------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1997           1996            1995
---------------------------         ----           ----            ----
Gross return..............        (3.05)%          9.82%          11.29%
Net return................        (4.78)%          7.84%           9.82%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND  1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
------------------------------  ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     10.94%   22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17 %
Net return................      8.83%   20.00%   29.30%   (5.53)%   14.67%   (4.89)%  83.54%    6.23%    40.95%   (0.66)%

-------------------------------
(a)Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

DECEMBER 31, 1997

RATES OF RETURN (CONCLUDED)
SP-FLEX


ASSET ALLOCATION SERIES:

                                                                              SEPTEMBER 1(A)
ALLIANCE CONSERVATIVE                    YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
INVESTORS FUND                      1997           1996            1995            1994
--------------                      ----           ----            ----            ----
Gross return..................     13.25%          5.21%          20.40%         (1.83)%
Net return....................     11.21%          3.32%          18.26%         (1.98)%

                                                                              SEPTEMBER 1(A)
                                         YEARS ENDED DECEMBER 31,                   TO
                                                                               DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND      1997           1996            1995            1994
------------------------------      ----           ----            ----            ----
Gross return..................     16.87%         12.61%          26.37%         (3.16)%
Net return....................     14.69%         10.58%          24.12%         (3.31)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1997     1996     1995      1994     1993     1992     1991      1990     1989     1988
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return.................. 15.06%   11.68%   19.75%   (8.02)%   12.28%    (2.83)% 41.27%    0.24 %   25.83%   13.27%
Net return.................... 12.94%    9.67%   17.62%   (9.66)%   10.31%    (4.57)% 38.75%   (1.56)%   23.59%   11.25%

-------------------------------

(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account
    FP.


                                     FSA-32

February 10, 1998





                        Report of Independent Accountants


To the Board of Directors and Shareholders of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996 and for loan impairments in 1995.




/s/ Price Waterhouse, LLP
---------------------------
    Price Waterhouse LLP
    New York, New York
    February 10, 1998

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    19,630.9        $    18,077.0
  Mortgage loans on real estate.............................................         2,611.4              3,133.0
  Equity real estate........................................................         2,749.2              3,297.5
  Policy loans..............................................................         2,422.9              2,196.1
  Other equity investments..................................................           951.5                860.6
  Investment in and loans to affiliates.....................................           731.1                685.0
  Other invested assets.....................................................           624.7                 25.4
                                                                              -----------------    -----------------
      Total investments.....................................................        29,721.7             28,274.6
Cash and cash equivalents...................................................           300.5                538.8
Deferred policy acquisition costs...........................................         3,236.6              3,104.9
Amounts due from discontinued operations....................................           572.8                996.2
Other assets................................................................         2,685.2              2,552.2
Closed Block assets.........................................................         8,566.6              8,495.0
Separate Accounts assets....................................................        36,538.7             29,646.1
                                                                              -----------------    -----------------

Total Assets................................................................   $    81,622.1        $    73,607.8
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,579.5        $    21,865.6
Future policy benefits and other policyholder's liabilities.................         4,553.8              4,416.6
Short-term and long-term debt...............................................         1,991.2              1,766.9
Other liabilities...........................................................         3,257.1              2,785.1
Closed Block liabilities....................................................         9,073.7              9,091.3
Separate Accounts liabilities...............................................        36,306.3             29,598.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        76,761.6             69,523.8
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,105.8              3,105.8
Retained earnings...........................................................         1,235.9                798.7
Net unrealized investment gains.............................................           533.6                189.9
Minimum pension liability...................................................           (17.3)               (12.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,860.5              4,084.0
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    81,622.1        $    73,607.8
                                                                              =================    =================



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      950.6       $       874.0      $       788.2
Premiums......................................................          601.5               597.6              606.8
Net investment income.........................................        2,282.8             2,203.6            2,088.2
Investment (losses) gains, net................................          (45.2)               (9.8)               5.3
Commissions, fees and other income............................        1,227.2             1,081.8              897.1
Contribution from the Closed Block............................          102.5               125.0              143.2
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,119.4             4,872.2            4,528.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,266.2             1,270.2            1,248.3
Policyholders' benefits.......................................          978.6             1,317.7            1,008.6
Other operating costs and expenses............................        2,203.9             2,075.7            1,775.8
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,448.7             4,663.6            4,032.7
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................          670.7               208.6              496.1
Federal income taxes..........................................           91.5                 9.7              120.5
Minority interest in net income of consolidated subsidiaries..           54.8                81.7               62.8
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          524.4               117.2              312.8
Discontinued operations, net of Federal income taxes..........          (87.2)              (83.8)               -
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (23.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      437.2       $        10.3      $       312.8
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning and end of year.....        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          798.7               788.4              475.6
Net earnings..................................................          437.2                10.3              312.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,235.9               798.7              788.4
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year...          189.9               396.5             (220.5)
Change in unrealized investment gains (losses)................          343.7              (206.6)             617.0
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains, end of year..................          533.6               189.9              396.5
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (12.9)              (35.1)              (2.7)
Change in minimum pension liability...........................           (4.4)               22.2              (32.4)
                                                                                                      -----------------
                                                                -----------------  -----------------
Minimum pension liability, end of year........................          (17.3)              (12.9)             (35.1)
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    4,860.5       $     4,084.0      $     4,258.1
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      437.2       $        10.3      $       312.8
Adjustments  to  reconcile  net  earnings  to net  cash  provided  by  operating activities:
  Interest credited to policyholders' account balances........        1,266.2             1,270.2            1,248.3
  Universal life and investment-type product
    policy fee income.........................................         (950.6)             (874.0)            (788.2)
  Investment losses (gains)...................................           45.2                 9.8               (5.3)
  Change in Federal income tax payable........................          (74.4)             (197.1)             221.6
  Other, net..................................................          169.4               330.2               80.5
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          893.0               549.4            1,069.7
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,702.9             2,275.1            1,897.4
  Sales.......................................................       10,385.9             8,964.3            8,867.1
  Purchases...................................................      (13,205.4)          (12,559.6)         (11,675.5)
  (Increase) decrease in short-term investments...............         (555.0)              450.3              (99.3)
  Decrease in loans to discontinued operations................          420.1             1,017.0            1,226.9
  Sale of subsidiaries........................................          261.0                 -                  -
  Other, net..................................................         (612.6)             (281.0)            (413.4)
                                                                -----------------  -----------------  -----------------

Net cash used by investing activities.........................         (603.1)             (133.9)            (196.8)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities: Policyholders' account balances:
    Deposits..................................................        1,281.7             1,925.4            2,586.5
    Withdrawals...............................................       (1,886.8)           (2,385.2)          (2,657.1)
  Net increase (decrease) in short-term financings............          419.9                 (.3)             (16.4)
  Additions to long-term debt.................................           32.0                 -                599.7
  Repayments of long-term debt................................         (196.4)             (124.8)             (40.7)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (83.9)                -             (1,215.4)
  Other, net..................................................          (94.7)              (66.5)             (48.4)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (528.2)             (651.4)            (791.8)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (238.3)             (235.9)              81.1
Cash and cash equivalents, beginning of year..................          538.8               774.7              693.6
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      300.5       $       538.8      $       774.7
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      217.1       $       109.9      $        89.6
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      170.0       $       (10.0)     $       (82.7)
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and, prior to December 31, 1996, its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.7% at December 31, 1997 (54.3% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued operations (see Note
        7).

        The years "1997," "1996" and "1995" refer to the years ended December 31, 1997, 1996 and 1995, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1997 presentation.

        Closed Block

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations consist of the business of the former Guaranteed Interest Contract ("GIC") segment which includes the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the GIC lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and, during the 1997 and 1996 fourth quarter reviews, the allowance for future losses was increased. Management believes the allowance for future losses at December 31, 1997 is adequate to provide for all future losses; however, the determination of the allowance continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 7).

        Accounting Changes

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to The Equitable's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". Impaired loans within SFAS No. 114's scope are to be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The adoption of this statement did not have a material effect on the level of the allowances for possible losses or on the Company's consolidated statements of earnings and shareholder's equity.

        New Accounting Pronouncements

        In January 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pension and Other Postretirement Benefits," which revises current note disclosure requirements for employers' pension and other retiree benefits. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997. The Company will adopt the provisions of SFAS No. 132 in the 1998 consolidated financial statements.

        In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual and interim financial statements issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. Generally, financial information will be required to be reported on the basis used by management for evaluating segment performance and for deciding how to allocate resources to segments. This statement is effective for fiscal years beginning after December 15, 1997 and need not be applied to interim reporting in the initial year of adoption. Restatement of comparative information for earlier periods is required. Management is currently reviewing its definition of business segments in light of the requirements of SFAS No. 131.

        In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general purpose financial statements. SFAS No. 130 requires an enterprise to classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. This statement is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. The Company will adopt the provisions of SFAS No. 130 in its 1998 consolidated financial statements.

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Implementation of SFAS No. 125 did not have nor is SFAS No. 127 expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1997, the expected investment yield, excluding policy loans, generally ranged from 7.53% grading to 7.92% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $886.7 million and $869.4 million at December 31, 1997 and 1996, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Incurred benefits related to current year..........  $       190.2       $      189.0       $      176.0
        Incurred benefits related to prior years...........            2.1               69.1               67.8
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       192.3       $      258.1       $      243.8
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        28.8       $       32.6       $       37.0
        Benefits paid related to prior years...............          146.2              153.3              137.8
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       175.0       $      185.9       $      174.8
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1997, participating policies, including those in the Closed Block, represent approximately 21.2% ($50.2 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1997, 1996 and 1995, investment results of such Separate Accounts were $3,411.1 million, $2,970.6 million and $1,963.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the exercise price. See Note 21 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,230.3      $       785.0       $       74.5       $    14,940.8
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..          673.0                6.8                 .1               679.7
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================
        December 31, 1996
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $    13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3             2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3             1,559.3
            States and political subdivisions..           77.0                4.5                -                  81.5
            Foreign governments................          302.6               18.0                2.2               318.4
            Redeemable preferred stock.........          139.1                3.3                7.1               135.3
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $    18,077.0
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       362.0      $        49.3       $       17.7       $       393.6
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1997 and 1996, securities without a readily ascertainable market value having an amortized cost of $3,759.2 million and $3,915.7 million, respectively, had estimated fair values of $3,903.9 million and $4,024.6 million, respectively.

        The contractual maturity of bonds at December 31, 1997 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      149.9       $      151.3
        Due in years two through five..........................................       2,962.8            3,025.2
        Due in years six through ten...........................................       6,863.9            7,093.0
        Due after ten years....................................................       6,952.3            7,502.7
        Mortgage-backed securities.............................................       1,702.8            1,725.0
                                                                                ----------------   -----------------
        Total..................................................................  $   18,631.7       $   19,497.2
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1997, approximately 17.85% of the $18,610.6 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balances, beginning of year........................  $       137.1       $      325.3       $      284.9
        SFAS No. 121 release...............................            -               (152.4)               -
        Additions charged to income........................          334.6              125.0              136.0
        Deductions for writedowns and
          asset dispositions...............................          (87.2)            (160.8)             (95.6)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        55.8       $       50.4       $       65.5
          Equity real estate...............................          328.7               86.7              259.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        At December 31, 1997, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $12.6 million of fixed maturities and $.9 million of mortgage loans on real estate.

        At December 31, 1997 and 1996, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $23.4 million (0.9% of total mortgage loans on real estate) and $12.4 million (0.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $183.4 million and $388.3 million at December 31, 1997 and 1996, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $17.2 million, $35.5 million and $52.1 million in 1997, 1996 and 1995, respectively. Gross interest income on these loans included in net investment income aggregated $12.7 million, $28.2 million and $37.4 million in 1997, 1996 and 1995, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1997                 1996
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        196.7       $        340.0
        Impaired mortgage loans without provision for losses...............             3.6                122.3
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           200.3                462.3
        Provision for losses...............................................           (51.8)               (46.4)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        148.5       $        415.9
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1997, 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $246.9 million, $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $15.2 million, $38.8 million and $27.9 million ($2.3 million, $17.9 million and $13.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1997 and 1996, the carrying value of equity real estate held for sale amounted to $1,023.5 million and $345.6 million, respectively. For 1997, 1996 and 1995, respectively, real estate of $152.0 million, $58.7 million and $35.3 million was acquired in satisfaction of debt. At December 31, 1997 and 1996, the Company owned $693.3 million and $771.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $541.1 million and $587.5 million at December 31, 1997 and 1996, respectively. Depreciation expense on real estate totaled $74.9 million, $91.8 million and $121.7 million for 1997, 1996 and 1995, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (29 and 34 individual ventures as of December 31, 1997 and 1996, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $    1,700.9       $    1,883.7
        Investments in securities, generally at estimated fair value...........       1,374.8            2,430.6
        Cash and cash equivalents..............................................         105.4               98.0
        Other assets...........................................................         584.9              427.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Borrowed funds - third party...........................................  $      493.4       $    1,574.3
        Borrowed funds - the Company...........................................          31.2              137.9
        Other liabilities......................................................         284.0              415.8
                                                                                ----------------   -----------------
        Total liabilities......................................................         808.6            2,128.0
                                                                                ----------------   -----------------

        Partners' capital......................................................       2,957.4            2,711.3
                                                                                ----------------   -----------------

        Total Liabilities and Partners' Capital................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      568.5       $      806.8
        Equity in limited partnership interests not included above.............         331.8              201.8
        Other..................................................................           4.3                9.8
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $      904.6       $    1,018.4
                                                                                ================   =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       310.5       $      348.9       $      463.5
        Revenues of other limited partnership interests....          506.3              386.1              242.3
        Interest expense - third party.....................          (91.8)            (111.0)            (135.3)
        Interest expense - the Company.....................           (7.2)             (30.0)             (41.0)
        Other expenses.....................................         (263.6)            (282.5)            (397.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       454.2       $      311.5       $      131.8
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        76.7       $       73.9       $       49.1
        Equity in net earnings of limited partnerships
          interests not included above.....................           69.5               35.8               44.8
        Other..............................................            (.9)                .9                1.0
                                                                                                   -----------------
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       145.3       $      110.6       $       94.9
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,459.4       $    1,307.4       $    1,151.1
        Mortgage loans on real estate......................          260.8              303.0              329.0
        Equity real estate.................................          390.4              442.4              560.4
        Other equity investments...........................          156.9              122.0               76.9
        Policy loans.......................................          177.0              160.3              144.4
        Other investment income............................          181.7              217.4              273.0
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,626.2            2,552.5            2,534.8
                                                            -----------------   ----------------   -----------------

          Investment expenses..............................          343.4              348.9              446.6
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,282.8       $    2,203.6       $    2,088.2
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $        88.1       $       60.5       $      119.9
        Mortgage loans on real estate......................          (11.2)             (27.3)             (40.2)
        Equity real estate.................................         (391.3)             (79.7)             (86.6)
        Other equity investments...........................           14.1               18.9               12.8
        Sale of subsidiaries...............................          252.1                -                  -
        Issuance and sales of Alliance Units...............            -                 20.6                -
        Other..............................................            3.0               (2.8)               (.6)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $       (45.2)      $       (9.8)      $        5.3
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $11.7 million, $29.9 million and $46.7 million for 1997, 1996 and 1995, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million and $23.7 million for 1997 and 1996, respectively. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally in the fourth quarter, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1997, 1996 and 1995, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $9,789.7 million, $8,353.5 million and $8,206.0 million. Gross gains of $166.0 million, $154.2 million and $211.4 million and gross losses of $108.8 million, $92.7 million and $64.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1997, 1996 and 1995 amounted to $513.4 million, $(258.0) million and $1,077.2 million, respectively.

        For 1997, 1996 and 1995, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $137.5 million, $136.7 million and $131.2 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note maturing in eight years and bearing interest at the rate of 7.4%, subject to certain adjustments. Equitable Life recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE will continue to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and the years ended December 31, 1996 and 1995, respectively, the businesses sold reported combined revenues of $91.6 million, $226.1 million and $245.6 million and combined net earnings of $10.7 million, $30.7 million and $27.9 million. Total combined assets and liabilities as reported at December 31, 1996 were $171.8 million and $130.1 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration to be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1997, the Company's ownership of Alliance Units was approximately 56.9%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balance, beginning of year.........................  $       189.9       $      396.5       $     (220.5)
        Changes in unrealized investment gains (losses)....          543.3             (297.6)           1,198.9
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           53.2                -                (78.1)
            DAC............................................          (89.0)              42.3             (216.8)
            Deferred Federal income taxes..................         (163.8)              48.7             (287.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       871.2       $      357.8       $      615.9
            Other equity investments.......................           33.7               31.6               31.1
            Other, principally Closed Block................           80.9               53.1               93.1
                                                            -----------------   ----------------   -----------------
              Total........................................          985.8              442.5              740.1
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (19.0)             (72.2)             (72.2)
              DAC..........................................         (141.0)             (52.0)             (94.3)
              Deferred Federal income taxes................         (292.2)            (128.4)            (177.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,059.4 and $3,820.7)...........................................  $    4,231.0         $    3,889.5
        Mortgage loans on real estate........................................       1,341.6              1,380.7
        Policy loans.........................................................       1,700.2              1,765.9
        Cash and other invested assets.......................................         282.7                336.1
        DAC..................................................................         775.2                876.5
        Other assets.........................................................         235.9                246.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,566.6         $    8,495.0
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    8,993.2         $    8,999.7
        Other liabilities....................................................          80.5                 91.6
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,073.7         $    9,091.3
                                                                              =================    =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       687.1       $      724.8       $      753.4
        Investment income (net of investment
          expenses of $27.0, $27.3 and $26.7)..............          574.9              546.6              538.9
        Investment losses, net.............................          (42.4)              (5.5)             (20.2)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,219.6            1,265.9            1,272.1
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,066.7            1,106.3            1,077.6
        Other operating costs and expenses.................           50.4               34.6               51.3
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,117.1            1,140.9            1,128.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       102.5       $      125.0       $      143.2
                                                            =================   ================   =================

        At December 31, 1997 and 1996, problem mortgage loans on real estate had an amortized cost of $8.1 million and $4.3 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $70.5 million and $114.2 million, respectively. At December 31, 1996, the restructured mortgage loans on real estate amount included $.7 million of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $       109.1      $       128.1
        Impaired mortgage loans without provision for losses...................             .6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          109.7              128.7
        Provision for losses...................................................          (17.4)             (12.9)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        92.3      $       115.8
                                                                                ================   =================

        During 1997, 1996 and 1995, the Closed Block's average recorded investment in impaired mortgage loans was $110.2 million, $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $9.4 million, $10.9 million and $5.9 million ($4.1 million, $4.7 million and $1.3 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $18.5 million and $13.8 million on mortgage loans on real estate and $16.8 million and $3.7 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million, $12.8 million and $16.8 million for 1997, 1996 and 1995, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in the fourth quarter, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)

        Assets
        Mortgage loans on real estate........................................  $      655.5         $    1,111.1
        Equity real estate...................................................         655.6                925.6
        Other equity investments.............................................         209.3                300.5
        Short-term investments...............................................         102.0                 63.2
        Other invested assets................................................          41.9                 50.9
                                                                              -----------------    -----------------
          Total investments..................................................       1,664.3              2,451.3
        Cash and cash equivalents............................................         106.8                 42.6
        Other assets.........................................................         253.9                242.9
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,048.3         $    1,335.9
        Allowance for future losses..........................................         259.2                262.0
        Amounts due to continuing operations.................................         572.8                996.2
        Other liabilities....................................................         144.7                142.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================


                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $97.3, $127.5 and $153.1)............  $       188.6       $      245.4       $      323.6
        Investment losses, net.............................         (173.7)             (18.9)             (22.9)
        Policy fees, premiums and other income.............             .2                 .2                 .7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           15.1              226.7              301.4

        Benefits and other deductions......................          169.5              250.4              326.5
        Losses charged to allowance for future losses......         (154.4)             (23.7)             (25.1)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (134.1)            (129.0)               -
        Federal income tax benefit.........................           46.9               45.2                -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (87.2)      $      (83.8)      $        -
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the allowance in 1997 and 1996, respectively.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in the fourth quarter, $92.5 million of writedown on real estate held for production of income were recognized.

        Benefits and other deductions includes $53.3 million, $114.3 million and $154.6 million of interest expense related to amounts borrowed from continuing operations in 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $28.4 million and $9.0 million on mortgage loans on real estate and $88.4 million and $20.4 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1997 and 1996, problem mortgage loans on real estate had amortized costs of $11.0 million and $7.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $109.4 million and $208.1 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        Impaired mortgage loans with provision for losses......................  $       101.8      $        83.5
        Impaired mortgage loans without provision for losses...................             .2               15.0
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          102.0               98.5
        Provision for losses...................................................          (27.3)              (8.8)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        74.7      $        89.7
                                                                                ================   =================

        During 1997, 1996 and 1995, the discontinued operations' average recorded investment in impaired mortgage loans was $89.2 million, $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $6.6 million, $10.1 million and $4.5 million ($5.3 million, $7.5 million and $.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        At December 31, 1997 and 1996, discontinued operations had carrying values of $156.2 million and $263.0 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      422.2         $      174.1
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.6
          Other..............................................................            .3                   .5
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.5
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.87% - 12.00% due through 2006....................         951.1                968.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          18.5                 24.7
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,569.0              1,592.8
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,991.2         $    1,766.9
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in June 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1997 range from 5.88% to 8.50%. There were no borrowings outstanding under this bank credit facility at December 31, 1997.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1997, $50.0 million was outstanding under this program.

        During 1996, Alliance entered into a $250.0 million five-year revolving credit facility with a group of banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for Alliance's $250.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. At December 31, 1997, Alliance had $72.0 million in commercial paper outstanding and there were no borrowings under the revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. Payments of interest on, or principal of, the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,164.0 million and $1,406.4 million at December 31, 1997 and 1996, respectively, as collateral for certain long-term debt.

        At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years are $565.8 million, $201.4 million, $8.6 million, $1.7 million and $1.8 million, respectively, and $790.6 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       186.5       $       97.9       $      (11.7)
          Deferred.........................................          (95.0)             (88.2)             132.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       234.7       $       73.0       $      173.7
        Non-taxable minority interest......................          (38.0)             (28.6)             (22.0)
        Adjustment of tax audit reserves...................          (81.7)               6.9                4.1
        Equity in unconsolidated subsidiaries..............          (45.1)             (32.3)             (19.4)
        Other..............................................           21.6               (9.3)             (15.9)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1997                  December 31, 1996
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Compensation and related benefits......  $     257.9      $        -        $      259.2      $       -
        Other..................................         30.7               -                 -                1.8
        DAC, reserves and reinsurance..........          -               222.8               -              166.0
        Investments............................          -               405.7               -              328.6
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     288.6      $      628.5      $      259.2      $     496.4
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        46.2       $     (156.2)      $       63.3
        Investments........................................         (113.8)              78.6               13.0
        Compensation and related benefits..................            3.7               22.3               30.8
        Other..............................................          (31.1)             (32.9)              25.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense................................  $       (95.0)      $      (88.2)      $      132.2
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       448.6       $      461.4       $      474.2
        Reinsurance assumed................................          198.3              177.5              171.3
        Reinsurance ceded..................................          (45.4)             (41.3)             (38.7)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       601.5       $      597.6       $      606.8
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        61.0       $       48.2       $       44.0
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        70.6       $       54.1       $       48.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        36.4       $       32.3       $       28.5
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.6 million, $2.4 million and $260.6 million for 1997, 1996 and 1995, respectively. Ceded death and disability benefits totaled $4.3 million, $21.2 million and $188.1 million for 1997, 1996 and 1995, respectively. Insurance liabilities ceded totaled $593.8 million and $652.4 million at December 31, 1997 and 1996, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Service cost.......................................  $        32.5       $       33.8       $       30.0
        Interest cost on projected benefit obligations.....          128.2              120.8              122.0
        Actual return on assets............................         (307.6)            (181.4)            (309.2)
        Net amortization and deferrals.....................          166.6               43.4              155.6
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        19.7       $       16.6       $       (1.6)
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,702.6       $    1,672.2
          Non-vested...........................................................           3.9               10.1
                                                                                ----------------   -----------------
        Accumulated Benefit Obligation.........................................  $    1,706.5       $    1,682.3
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,867.4       $    1,626.0
        Projected benefit obligations..........................................       1,801.3            1,765.5
                                                                                ----------------   -----------------
        Projected benefit obligations (in excess of) or less than plan assets..          66.1             (139.5)
        Unrecognized prior service cost........................................          (9.9)             (17.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          95.0              280.0
        Unrecognized net asset at transition...................................           3.1                4.7
        Additional minimum liability...........................................           -                (19.3)
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      154.3       $      108.0
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.07%, respectively, at December 31, 1997 and 7.5% and 4.25%, respectively, at December 31, 1996. As of January 1, 1997 and 1996, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity, an additional minimum pension liability of $17.3 million and $12.9 million, net of Federal income taxes, at December 31, 1997 and 1996, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $33.2 million, $34.7 million and $36.4 million for 1997, 1996 and 1995, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1997, 1996 and 1995, the Company made estimated postretirement benefits payments of $18.7 million, $18.9 million and $31.1 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.5       $        5.3       $        4.0
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               34.6               34.7
        Net amortization and deferrals.....................            1.9                2.4               (2.3)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        41.1       $       42.3       $       36.4
                                                            =================   ================   =================

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      388.5       $      381.8
          Fully eligible active plan participants..............................          45.7               50.7
          Other active plan participants.......................................          56.6               60.7
                                                                                ----------------   -----------------
                                                                                        490.8              493.2
        Unrecognized prior service cost........................................          40.3               50.5
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (140.6)            (150.5)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      390.5       $      393.2
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and costs to the Company of providing these medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.75% in 1997, gradually declining to 2.75% in the year 2009 and in 1996 was 9.5%, gradually declining to 3.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 7.50% at December 31, 1997 and 1996, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1997 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1997 and 1996, respectively, was $1,353.4 million and $649.9 million. The average unexpired terms at December 31, 1997 ranged from 1.5 to 3.8 years. At December 31, 1997, the cost of terminating outstanding matched swaps in a loss position was $10.9 million and the unrealized gain on outstanding matched swaps in a gain position was $38.9 million. The Company has no intention of terminating these contracts prior to maturity. During 1996 and 1995, net gains of $.2 million and $1.4 million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at

        December 31, 1997 of contracts purchased and sold were $7,250.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $48.5 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1997 and 1996.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1997                               1996
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,611.4     $     2,822.8     $     3,133.0     $    3,394.6
        Other limited partnership interests....         509.4             509.4             467.0            467.0
        Policy loans...........................       2,422.9           2,493.9           2,196.1          2,221.6
        Policyholders' account balances -
          investment contracts.................      12,611.0          12,714.0          12,908.7         12,992.2
        Long-term debt.........................       1,569.0           1,531.5           1,592.8          1,557.7

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,341.6           1,420.7           1,380.7          1,425.6
        Other equity investments...............          86.3              86.3             105.0            105.0
        Policy loans...........................       1,700.2           1,784.2           1,765.9          1,798.0
        SCNILC liability.......................          27.6              30.3              30.6             34.9

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         655.5             779.9           1,111.1          1,220.3
        Fixed maturities.......................          38.7              38.7              42.5             42.5
        Other equity investments...............         209.3             209.3             300.5            300.5
        Guaranteed interest contracts..........          37.0              34.0             290.7            300.5
        Long-term debt.........................         102.0             102.1             102.1            102.2

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $202.6 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $362.1 million at December 31, 1997, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $47.4 million of letters of credit outstanding at December 31, 1997.

14)     LITIGATION

        Equitable Life recently agreed to settle, subject to court approval, previously disclosed cases brought by persons insured under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "Policies") in New York (Golomb et al. v. The Equitable Life Assurance Society of the United States), Pennsylvania (Malvin et al. v. The Equitable Life Assurance Society of the United States), Texas (Bowler et al. v. The Equitable Life Assurance Society of the United States), Florida (Bachman v. The Equitable Life Assurance Society of the United States) and California (Fletcher v. The Equitable Life Assurance Society of the United States). Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the Policies and was misrepresented. Plaintiffs in Bowler and Fletcher also claimed that Equitable Life misrepresented to policyholders in Texas and California, respectively, that premium increases had been approved by insurance departments in those states and determined annual rate increases in a manner that discriminated against policyholders in those states in violation of the terms of the Policies, representations to policyholders and/or state law. The New York trial court dismissed the Golomb action with prejudice and plaintiffs appealed. In Bowler and Fletcher,
        Equitable Life denied the material allegations of the complaints and filed motions for summary judgment which have been fully briefed. The Malvin action was stayed indefinitely pending the outcome of proceedings in Golomb and in Fletcher the magistrate concluded that the case should be remanded to California state court and Equitable Life appealed that determination to the district judge. On December 23, 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in the dismissal with prejudice of each of the five pending actions and the resolution of all similar claims on a nationwide basis.

        The settlement agreement provides for the creation of a nationwide class consisting of all persons holding, and paying premiums on, the Policies at any time since January 1, 1988. An amended complaint will be filed in the federal district court in Tampa, Florida (where the Florida action is pending), that would assert claims of the kind previously made in the cases described above on a nationwide basis, on behalf of policyholders in the nationwide class, which consists of approximately 127,000 former and current policyholders. If the settlement is approved, Equitable Life would pay $14,166,000 in exchange for release of all claims for past damages on claims of the type described in the five pending actions and the amended complaint. Costs of administering the settlement and any attorneys' fees awarded by the court to plaintiffs' counsel would be deducted from this fund before distribution of the balance to the class. In addition to this payment, Equitable Life will provide future relief to current holders of certain forms of the Policies in the form of an agreement to be embodied in the court's judgment, restricting the premium increases Equitable Life can seek on these Policies in the future. The parties estimate the present value of these restrictions at $23,333,000, before deduction of any attorneys' fees that may be awarded by the court. The estimate is based on assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may differ. The parties to the settlement shortly will be asking the court to approve preliminarily the settlement and settlement class and to permit distribution of notice of the settlement to policyholders, establish procedures for objections, an opportunity to opt out of the settlements as it affects past damages, and a court hearing on whether the settlement should be finally approved. Equitable Life cannot predict whether the settlement will be approved or, if it is not approved, the outcome of the pending litigations. As noted, proceedings in Malvin were stayed indefinitely; proceedings in the other actions have been stayed or deferred to accommodate the settlement approval process.

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following seven paragraphs.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole, et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc. The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. In June 1996, the Court issued a decision and order dismissing with prejudice plaintiffs' causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiffs' cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. In April 1997, plaintiffs noticed an appeal from the court's June 1996 order. Subsequently, Equitable Life and EOC noticed a cross-appeal from so much of the June 1996 order that denied their motion to dismiss. Briefing on the appeals is scheduled to begin on February 23, 1998. In June 1997, plaintiffs filed their memorandum of law and affidavits in support of their motion for class certification. That memorandum states that plaintiffs seek to certify a class solely on their breach of contract claims, and not on their negligent misrepresentation claim. Plaintiffs' class certification motion has been fully briefed by the parties and is sub judice. In August 1997, Equitable Life and EOC moved for summary judgment dismissing plaintiffs' remaining claims of breach of contract and negligent misrepresentation. Defendants' summary judgment motion has been fully briefed by the parties. On January 5, 1998, plaintiffs filed a note of issue (placing the case on the trial calendar).

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action originally was brought by an individual who purchased a whole life policy from Equitable Life in
        1989. In September 1997, with leave of the court, plaintiff filed a second amended petition naming six additional policyholder plaintiffs and three new sales agent defendants. The sole named individual defendant in the original petition is also named as a defendant in the second amended petition. Plaintiffs purport to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1981 through July 22, 1992. Plaintiffs allege improper sales practices based on allegations of misrepresentations concerning one or more of the following: the number of years that premiums would need to be paid; a policy's suitability as an investment vehicle; and the extent to which a policy was a proper replacement policy. Plaintiffs seek damages, including punitive damages, in an unspecified amount. In October 1997, Equitable Life filed (i) exceptions to the second amended petition, asserting deficiencies in pleading of venue and vagueness; and (ii) a motion to strike certain allegations. On January 23, 1998, the court heard argument on Equitable Life's exceptions and motion to strike. Those motions are sub judice. Motion practice regarding discovery continues.

        On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company was commenced in New York state court, Kings County. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. EVLICO answered the complaint, denying the material allegations. In September 1996, Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the Court in Cole in
        January 1997. Plaintiff then moved for certification of a nationwide class consisting of all persons or entities who, since January 1, 1980, were sold one or more life insurance products based on misrepresentations as to the number of years that the annual premium would need to be paid, and/or who were allegedly induced to purchase additional policies from EVLICO using the cash value accumulated in existing policies. Defendants have opposed this motion. Discovery and briefing regarding plaintiff's motion for class certification are ongoing.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC in 1988. The complaint puts in issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff alleges claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. In May 1997, plaintiff served a motion for class certification. In July 1997, the parties submitted to the Court a joint scheduling report, joint scheduling order and a confidentiality stipulation and order. The Court signed the latter stipulation, and the others remain sub judice. Further briefing on plaintiff's class certification motion will await entry of a scheduling order and further class certification discovery, which has commenced and is on-going. In January 1998, the judge assigned to the case recused himself, and the case was reassigned. Defendants are to serve their answer in February 1998.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Motion practice regarding discovery continues.

        On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Plaintiff filed an amended complaint in April 1997. In July 1997, Equitable Life served a motion to dismiss the amended complaint or, in the alternative, for summary judgment. On September 12, 1997, plaintiff moved for class certification. This motion is scheduled for hearing on February 18, 1998.

        On September 11, 1997, an action entitled Pamela L. and James A. Luther, individually and as representatives of all people similarly situated v. The Equitable Life Assurance Society of the United States, The Equitable Companies Incorporated, and Casey Cammack, individually and as agent for The Equitable Life Assurance Society of the United States and The Equitable Companies Incorporated, was filed in Texas state court. The action was brought by holders of a whole life policy and the beneficiary under that policy. Plaintiffs purport to represent a nationwide class of persons having an ownership or beneficial interest in whole and universal life policies issued by Equitable Life from January 1, 1982 through December 31, 1996. Also included in the purported class are persons having an ownership interest in variable annuities purchased from Equitable Life from January 1, 1992 to the present. The complaint puts in issue the allegations that uniform sales presentations, illustrations, and materials that Equitable Life agents used misrepresented the stated number of years that premiums would need to be paid and misrepresented the extent to which the policies at issue were proper replacement policies. Plaintiffs seek compensatory damages, attorneys' fees and expenses. In October 1997, Equitable Life served a general denial of the allegations against it. The same day, the Holding Company entered a special appearance contesting the court's jurisdiction over it. In November 1997, Equitable Life filed a plea in abatement, which, under Texas law, stayed further proceedings in the case because plaintiffs had not served a demand letter. Plaintiffs served a demand letter upon Equitable Life and the Holding Company, the response to which is due 60 days thereafter. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley, Dillon, Franze, Chaviano and Luther litigations should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of The Equitable from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States, alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

        The U.S. Department of Labor ("DOL") is conducting an investigation of Equitable Life's management of the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and retains EREIM as advisor. Equitable Life agreed to indemnify the purchaser of EREIM (which Equitable Life sold in June 1997) with respect to any fines, penalties and rebates to clients in connection with this investigation. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this investigation will have a material adverse effect on the Company's results of operations in any particular period.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against Alliance North American Government
        Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which sought certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, sought an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleged that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of

        New York granted the defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that (i) the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so, (ii) the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and (iii) two advertisements used by the Fund misrepresented the risks of investing in the Fund. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file an amended complaint and ordered that the case be dismissed ("Second Decision"). The plaintiffs have appealed the Second Decision to the United States Court of Appeals for the Second Circuit. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the U. S. District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the board of directors of Rickel, including a DLJSC managing director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995, and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the U.S. Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. On October 10, 1997, DLJSC and others were named as defendants in a new adversary proceeding in the Bankruptcy Court brought by the NGC Settlement Trust, an entity created by the NGC plan of reorganization to deal with asbestos-related claims. The Trust's allegations are substantially similar to the claims in the State Court action. In court papers dated October 16, 1997, the State Court plaintiff indicated that he would intervene in the Trust's adversary proceeding. On January 21, 1998, the Bankruptcy Court ruled that the State Court plaintiff's claims were not barred by the NGC plan of reorganization insofar as they alleged nondisclosure of certain cost reductions announced by NGC in October 1993. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. On February 26, 1997, the parties agreed to a settlement of these actions, subject to the District Court's approval, which was granted on July 31, 1997. The settlement is also subject to approval by the U.S. Bankruptcy Court for the Eastern District of Louisiana of proposed modifications to a confirmed plan of reorganization for Harrah's Jazz Company and Harrah's Jazz Finance Corp., and the satisfaction or waiver of all conditions to the effectiveness of the plan, as provided in the plan. There can be no assurance of the Bankruptcy Court's approval of the modifications to the plan of reorganization, or that the conditions to the effectiveness of the plan will be satisfied or waived. In the opinion of DLJ's management, the settlement, if approved, will not have a material adverse effect on DLJ's results of operations or on its consolidated financial condition.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1998 and the succeeding four years are $93.5 million, $84.4 million, $70.2 million, $56.4 million, $47.0 million and $489.3 million thereafter. Minimum future sub-lease rental income on these noncancelable leases for 1998 and the succeeding four years are $7.3 million, $5.9 million, $3.8 million, $2.4 million, $.8 million and $2.9 million thereafter.

        At December 31, 1997, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $247.0 million, $238.1 million, $218.7 million, $197.9 million, $169.1 million and $813.0 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Compensation costs.................................  $       721.5       $      704.8       $      628.4
        Commissions........................................          409.6              329.5              314.3
        Short-term debt interest expense...................           31.7                8.0               11.4
        Long-term debt interest expense....................          121.2              137.3              108.1
        Amortization of policy acquisition costs...........          287.3              405.2              317.8
        Capitalization of policy acquisition costs.........         (508.0)            (391.9)            (391.0)
        Rent expense, net of sub-lease income..............          101.8              113.7              109.3
        Cursitor intangible assets writedown...............          120.9                -                  -
        Other..............................................          917.9              769.1              677.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,203.9       $    2,075.7       $    1,775.8
                                                            =================   ================   =================

        During 1997, 1996 and 1995, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million, $24.4 million and $32.0 million, respectively. The amounts paid during 1997, associated with cost reduction programs, totaled $22.8 million. At December 31, 1997, the liabilities associated with cost reduction programs amounted to $62.0 million. The 1997 cost reduction program include costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1997, 1996 and 1995, statutory net loss totaled $351.7 million, $351.1 million and $352.4 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1998.

        At December 31, 1997, the Insurance Group, in accordance with various government and state regulations, had $19.7 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net change in statutory surplus and
          capital stock....................................  $       203.6       $       56.0       $       78.1
        Change in asset valuation reserves.................          147.1              (48.4)             365.7
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          350.7                7.6              443.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (31.1)            (298.5)             (66.0)
          DAC..............................................          220.7              (13.3)              73.2
          Deferred Federal income taxes....................          103.1              108.0             (158.1)
          Valuation of investments.........................           46.8              289.8              189.1
          Valuation of investment subsidiary...............         (555.8)            (117.7)            (188.6)
          Limited risk reinsurance.........................           82.3               92.5              416.9
          Issuance of surplus notes........................            -                  -               (538.9)
          Postretirement benefits..........................           (3.1)              28.9              (26.7)
          Other, net.......................................           30.3               12.4              115.1
          GAAP adjustments of Closed Block.................            3.6               (9.8)              15.7
          GAAP adjustments of discontinued operations......          189.7              (89.6)              37.3
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $       437.2       $       10.3       $      312.8
                                                            =================   ================   =================


                                                                                 December 31,
                                                            --------------------------------------------------------
                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Statutory surplus and capital stock................  $     2,462.5       $    2,258.9       $    2,202.9
        Asset valuation reserves...........................        1,444.6            1,297.5            1,345.9
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,907.1            3,556.4            3,548.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,336.1)          (1,305.0)          (1,006.5)
          DAC..............................................        3,236.6            3,104.9            3,075.8
          Deferred Federal income taxes....................         (370.8)            (306.1)            (452.0)
          Valuation of investments.........................          783.5              286.8              417.7
          Valuation of investment subsidiary...............       (1,338.6)            (782.8)            (665.1)
          Limited risk reinsurance.........................         (254.2)            (336.5)            (429.0)
          Issuance of surplus notes........................         (539.0)            (539.0)            (538.9)
          Postretirement benefits..........................         (317.5)            (314.4)            (343.3)
          Other, net.......................................          203.7              126.3                4.4
          GAAP adjustments of Closed Block.................          814.3              783.7              830.8
          GAAP adjustments of discontinued operations......           71.5             (190.3)            (184.6)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,860.5       $    4,084.0       $    4,258.1
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        Insurance Operations offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        Investment Services provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $81.9 million, $127.5 million and $124.1 million for 1997, 1996 and 1995, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the GIC Segment of $5.1 million, $15.7 million and $14.7 million for 1997, 1996 and 1995, respectively, are eliminated in consolidation.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Revenues
        Insurance operations...............................  $     3,684.2       $    3,770.6       $    3,614.6
        Investment services................................        1,455.1            1,126.1              949.1
        Consolidation/elimination..........................          (19.9)             (24.5)             (34.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     5,119.4       $    4,872.2       $    4,528.8
                                                            =================   ================   =================

        Earnings (loss) from continuing  operations before Federal income taxes, minority interest and cumulative effect of accounting change
        Insurance operations...............................  $       250.3       $      (36.6)      $      303.1
        Investment services................................          485.7              311.9              224.0
        Consolidation/elimination..........................            -                   .2               (3.1)
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          736.0              275.5              524.0
        Corporate interest expense.........................          (65.3)             (66.9)             (27.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       670.7       $      208.6       $      496.1
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets
        Insurance operations...................................................  $    68,305.9      $    60,464.9
        Investment services....................................................       13,719.8           13,542.5
        Consolidation/elimination..............................................         (403.6)            (399.6)
                                                                                ----------------   -----------------
        Total..................................................................  $    81,622.1      $    73,607.8
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1997 and 1996, are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        1996
        Total Revenues................  $     1,176.5      $     1,199.4       $    1,198.4         $    1,297.9
                                       =================  =================   ==================   ==================

        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million and reserve strengthenings on DI business of $113.7 million, Pension Par of $47.5 million and Discontinued Operations of $83.8 million.

20)     INVESTMENT IN DLJ

        At December 31, 1997, the Company's ownership of DLJ interest was approximately 34.4%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   16,535.7       $   15,728.1
        Securities purchased under resale agreements...........................      22,628.8           20,598.7
        Broker-dealer related receivables......................................      28,159.3           16,858.8
        Other assets...........................................................       3,182.0            2,318.1
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   36,006.7       $   29,378.3
        Broker-dealer related payables.........................................      25,706.1           19,409.7
        Short-term and long-term debt..........................................       3,670.6            2,704.5
        Other liabilities......................................................       2,860.9            2,164.0
                                                                                ----------------   -----------------
        Total liabilities......................................................      68,244.3           53,656.5
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,061.5            1,647.2
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,061.5       $    1,647.2
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.5               23.9
        The Holding Company's equity ownership in DLJ..........................        (740.2)            (590.2)
        Minority interest in DLJ...............................................        (729.3)            (588.6)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      615.5       $      492.3
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    2,356.8       $    1,818.2
        Net investment income..................................................       1,652.1            1,074.2
        Dealer, trading and investment gains, net..............................         631.6              598.4
                                                                                ----------------   -----------------
        Total revenues.........................................................       4,640.5            3,490.8
        Total expenses including income taxes..................................       4,232.3            3,199.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         408.2              291.3
        Dividends on preferred stock...........................................          12.1               18.7
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      396.1       $      272.6
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      396.1       $      272.6
        Amortization of cost in excess of net assets acquired in 1985..........          (1.3)              (3.1)
        The Holding Company's equity in DLJ's earnings.........................        (156.8)            (107.8)
        Minority interest in DLJ...............................................        (109.1)             (73.4)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      128.9       $       88.3
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1997, 1996 and 1995 would have been:

                                                                        1997              1996             1995
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As Reported.............................................  $      437.2      $      10.3      $      312.8
          Pro Forma...............................................  $      426.3      $       3.3      $      311.3

        The fair value of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using the Black-Scholes option pricing model. The option pricing assumptions for 1997, 1996 and 1995 are as follows:

                                  Holding Company                      DLJ                            Alliance
                           ------------------------------ ------------------------------- ----------------------------------
                             1997      1996       1995      1997       1996       1995      1997        1996        1995
                           -------------------- --------- ---------- ---------- --------- ---------- ----------- -----------
        Dividend yield....    0.48%     0.80%      0.96%      0.86%      1.54%     1.85%      8.00%      8.00%      8.00%

        Expected volatility  20.00%    20.00%     20.00%     33.00%     25.00%    25.00%     26.00%     23.00%     23.00%

        Risk-free interest
          rate............    5.99%     5.92%      6.83%      5.96%      6.07%     5.86%      5.70%      5.80%      6.00%

        Expected life.....  5 years   5 years    5 years   5 years    5 years   5 years   7.6 years  7.43 years  7.43 years

        Weighted average
          grant-date fair
          value per option   $12.25     $6.94      $5.90    $22.45      $9.35     $7.36      $4.36      $2.69      $2.24


        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Options                       Options                       Options
                                                  Outstanding                   Outstanding                   Outstanding
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                      Shares        Exercise        Shares        Exercise        Units        Exercise
                                  (In Millions)      Price      (In Millions)      Price      (In Millions)      Price
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1995........       6.8           $20.31          -                             3.8          $15.46
          Granted................        .4           $20.27          9.2         $27.00            1.8          $20.54
          Exercised..............       (.1)          $20.00          -                             (.5)         $11.20
          Expired................       (.1)          $20.00          -                             -
          Forfeited..............       (.3)          $22.24          -                             (.3)         $16.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1995......       6.7           $20.27          9.2         $27.00            4.8          $17.72
          Granted................        .7           $24.94          2.1         $32.54             .7          $25.12
          Exercised..............       (.1)          $19.91          -                             (.4)         $13.64
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.2)        $27.00            (.1)         $19.32
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         11.1         $28.06            5.0          $19.07
          Granted................       3.2           $41.85          3.2         $61.07            1.1          $36.56
          Exercised..............      (1.6)          $20.26          (.1)        $32.03            (.6)         $16.11
          Forfeited..............       (.4)          $23.43          (.1)        $27.51            (.2)         $21.28
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         14.1         $35.56            5.3          $22.82
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1997 is as follows:

                                             Options Outstanding                           Options Exercisable
                             ----------------------------------------------------  ------------------------------------
                                                    Weighted
                                                    Average         Weighted                              Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable         Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------- ----------------- ----------------- ---------------  ------------------- ----------------

               Holding
               Company
        ----------------------
        $18.125   -$27.75            4.8               5.84           $20.94              3.0              $20.41
        $28.50    -$45.25            3.1               9.57           $41.84              -                  -
                              -----------------                                    -------------------
        $18.125   -$45.25            7.9               7.29           $29.05              3.0              $20.41
                              ================= ================= ===============  =================== ================

                 DLJ
        ----------------------
        $27.00    -$35.99           10.9               8.0            $28.05              4.9              $27.58
        $36.00    -$50.99             .8               9.3            $40.04              -                  -
        $51.00    -$76.00            2.4               9.8            $67.77              -                  -
                              -----------------                                    -------------------
        $27.00    -$76.00           14.1               8.4            $35.56              4.9              $27.58
                              ================= ================= ================  =================== =================

              Alliance
        ----------------------
        $ 6.0625   -$17.75           1.1               3.86           $13.20              1.0              $13.04
        $19.375    -$19.75            .8               7.34           $19.39               .3              $19.39
        $19.875    -$21.375          1.1               8.28           $20.13               .6              $20.19
        $22.25     -$27.50           1.3               9.81           $23.81               .4              $23.29
        $36.9375   -$37.5625         1.0               9.95           $36.95              -                  -
                              -----------------                                    -------------------
        $  6.0625  -$37.5625         5.3               7.58           $22.82              2.3              $17.43
                              ================= ================== ==============  ====================== =============

                                                                      APPENDIX A

MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.


-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                      Director  of  Equitable  since July 1992.  Senior  Executive  Vice  President,  Human
AXA-UAP                                 Resources and  Communications  of AXA-UAP  ("AXA-UAP"),  and various  positions  with
23, Avenue Matignon                     AXA-UAP affiliated companies. Director of the Holding Company.
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director of Equitable  since  September  1993.  Director and Chairman of the Board of
AXA-UAP                                 the Holding  Company since April 1998.  Prior thereto,  Vice Chairman of the Board of
23, Avenue Matignon                     the Holding Company since February 1996.  Senior Executive Vice President,  Financial
75008 Paris, France                     Services  and Life  Insurance  Activities  of AXA-UAP  since 1996.  Also  Director or
                                        Officer of various  subsidiaries  and affiliates of the AXA-UAP Group (formerly known as the AXA Group).  Director of other  Equitable  affiliates.  Previously  held other officerships with the AXA Group.
-------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                        Director  of  Equitable  since  May  1982.   Chairman  and  Chief  Executive  of  The
The McGraw-Hill Companies               McGraw-Hill Companies. Director of the Holding Company.
1221 Avenue of the Americas
New York, NY 10020
-------------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director  of  Equitable  since  February  1998.  Senior  Vice  President  of AXA-UAP.
AXA-UAP                                 Director  since  February 1996,  Alliance.  Director  since February 1997,  Donaldson
23, Avenue Matignon                     Lufkin & Jenrette ("DLJ").
75008 Paris, France
-------------------------------------------------------------------------------------------------------------------------------
William T. Esrey                        Director  of  Equitable  since July 1986.  Chairman  and Chief  Executive  Officer of
Sprint Corporation                      Sprint Corporation. Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
-------------------------------------------------------------------------------------------------------------------------------
Jean-Rene  Fourtou                      Director of  Equitable  since July 1992.  Chairman and Chief Executive  Officer  of
Rhone-Poulenc  S.A.                     Rhone-Poulenc  S.A.  Member  of the Supervisory Board of AXA-UAP since January 1997.
25, Quai Paul Doumer                    Director of the Holding Company.
92408 Courbevoie Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                       Director of Equitable since March 1989. President of Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
-------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                        Director of  Equitable  since July 1991.  Partner,  LeBoeuf,  Lamb,  Greene & MacRae.
LeBouef, Lamb, Greene & MacRae          Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
-------------------------------------------------------------------------------------------------------------------------------
John T. Hartley                         Director of Equitable  since August 1987.  Currently a Director and retired  Chairman
Harris Corporation                      and Chief Executive  Officer of Harris  Corporation  (retired July 1995);  previously
1025 NASA Boulevard                     held other officerships with Harris Corporation. Director of the Holding Company.
Melbourne, FL  32919
-------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.                  Director of Equitable since July 1992.  Managing Director of SBC Warburg Dillon Read,
SBC Warburg Dillon Read, Inc.           Inc. and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10028
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS

-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)

-------------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson                Director of Equitable since December 1996.  President of Bestfoods  Grocery (formerly
Bestfoods Grocery                       CPC Specialty Markets Group) of BESTFOODS  (formerly CPC  International,  Inc.) since
BESTFOODS                               1993.  Prior  thereto,  President of CPC Specialty  Products and Best Foods  Exports.
International Plaza                     Director of the Holding Company.
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976
-------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                        Director of  Equitable  since July 1992.  President  of Jarmain  Group Inc.;  also an
Jarmain Group Inc.                      Officer or Director of several  affiliated  companies.  Chairman  and Director of FCA
121 King Street West                    International  Ltd.  Director of various AXA affiliated  companies.  Previously  held
Suite 2525                              other officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9
Canada
-------------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.                 Director of Equitable  since  January  1986.  Retired  Chairman  and Chief  Executive
184-400 Ocean Road                      Officer of JWT Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
-------------------------------------------------------------------------------------------------------------------------------
George T. Lowy                          Director of Equitable since July 1992. Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne               Director of Equitable since February 1996.  Chairman and Chief  Executive  Officer of
Schneider S.A.                          Schneider  S.A.  and  Chairman or Director of numerous  subsidiaries  and  affiliated
64/70, Avenue Jean-Baptiste Clement     companies of Schneider. Director of AXA-UAP and the Holding Company.
92646 Boulogne-Billancourt Cedex
France
-------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                    Director of Equitable since May 1987.  Retired  Chairman and Chief Executive  Officer
P.O. Box 397                            of  American   Cyanamid   Company   (retired  April  1993);   previously  held  other
Newton, NJ  07860                       officerships with American Cyanamid. Director of the Holding Company.
-------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                        Director of  Equitable  since March 1991.  Chairman  and Chief  Executive  Officer of
Alliance Capital Management             Alliance and Chairman or Director of numerous  subsidiaries and affiliated  companies
Corporation                             of Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

-------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                         Director of Equitable  since  January  1998.  President  since January 1998 and Chief
                                        Operating  Officer since  February 1998,  Equitable.  Vice Chairman since April 1998,
                                        Senior Executive Vice President  (January 1998 to April 1998), and Director and Chief
                                        Operating  Officer  (both since January  1998),  the Holding  Company.  Vice Chairman
                                        (from 1996 to 1997), Chase Manhattan  Corporation.  Vice Chairman (from 1995 to 1996)
                                        and Senior  Executive Vice President  (from 1991 to 1995),  Chemical Bank.  Executive
                                        Vice  President,  Chief  Operating  Officer and Director since March 1998,  Equitable
                                        Investment  Corporation ("EIC"), ACMC, Inc. ("ACMC") and Equitable Capital Management
                                        Corporation ("ECMC").
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                        Director of Equitable  since August 1997.  Chairman of the Board since  January 1998,
                                        Chief Executive  Officer since August 1997,  President (August 1997 to January 1998),
                                        Equitable.  Director,  President and Chief Executive Officer,  all since August 1997, the Holding Company.  Senior Vice Chairman,  Chase Manhattan  Corporation (March 1996
                                        to April 1997).  President  (January 1994 to March 1996) and Vice Chairman  (December
                                        1991 to January 1994),  Chemical Bank.  Director,  Alliance (since August 1997),  DLJ
                                        (since  November  1997),  ECMC  (since  March  1998)  and ACMC  (since  March  1998).
                                        Director, Chairman, President and Chief Executive Officer since March 1998, EIC.
-------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Director of Equitable  since February 1998. Vice Chairman of the Board since February
                                        1998 and  Chief  Financial  Officer  since  April  1996,  Equitable.  Executive  Vice
                                        President  since May 1996 and Chief  Financial  Officer  since May 1997,  the Holding
                                        Company.  Vice President since March 1997, EQAT. Director since July 1997,  Alliance.
                                        Director,  Executive  Vice President and Chief Financial Officer since June 1997, EIC.
                                        Director,  Chairman,  President and Chief  Executive  Officer since July 1997,  ACMC.
                                        Prior  thereto,  Chairman,  Insurance  Consulting and Actuarial  Practice,  Coopers &
                                        Lybrand, L.L.P.
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                          Executive  Vice  President  and Chief  Information  Officer  (since  February  1998),
                                        Equitable. Previously held other officerships with Equitable.

-------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior Vice  President and Deputy Chief  Financial  Officer,  Equitable.  Senior Vice
                                        President,  the Holding  Company.  Vice President and Chief  Financial  Officer since
                                        March 1997,  EQAT.  Chairman,  Frontier  Trust Company  ("Frontier").  Executive Vice
                                        President since November 1996 and Director, EQ Financial  Consultants,  Inc. ("EQF").
                                        Director  until May 1997,  Equitable  Distributors,  Inc.  ("EDI") and  Director  and
                                        Officer of various Equitable affiliates. Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Senior Vice President and Treasurer,  Equitable and the Holding  Company.  Treasurer,
                                        EquiSource and Frontier.  Vice President and Treasurer,  Equitable Casualty Insurance
                                        Company  ("Casualty")  and  EQAT  (since March  1997).   Previously   held  other
                                        officerships   with  Equitable  and  its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett                         Senior Vice  President and Actuary,  Equitable,  since  September  1996.  Partner and
                                        Senior Actuarial Consultant, Coopers & Lybrand L.L.P. (January 1989 to August 1996).
-------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President and Controller,  Equitable and the Holding Company.  Previously
                                        held other officerships with Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                           Senior Vice  President  and Auditor,  Equitable.  Vice  President  and  Auditor,  the
                                        Holding Company, since September 1994. Vice  President/Auditor,  National Westminster
                                        Bank (November 1984 to June 1993).
-------------------------------------------------------------------------------------------------------------------------------
Mark A. Hug                             Senior Vice President  since April 1997,  Equitable.  Prior thereto,  Vice President,
                                        Aetna.
-------------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                        Executive  Vice  President and General  Counsel,  Equitable and the Holding  Company.
                                        Previously held other officerships with Equitable and its affiliates.

-------------------------------------------------------------------------------------------------------------------------------
Jerome S. Golden                        Executive Vice President since November 1997,  Equitable.  Prior thereto,  President,
                                        Income  Management Group (May 1994 to November 1997),  Equitable.  Chairman and Chief
                                        Executive  Officer (February 1995 to December 1997), EDI. Owner (November 1993 to May
                                        1994), JG Resources.
-------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                        Vice  President  and Chief  Compliance  Officer,  Equitable.  Previously  held  other officerships with Equitable.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
-------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Senior Vice  President,  and Chief Marketing  Officer since January 1997,  Equitable.
                                        Prior thereto,  Senior Vice  President.  Chairman and Chief Executive  Officer,  EQF.
                                        Vice  President,  EQAT  (since  March  1997) and HRT (until  March  1998).  Director,
                                        Equitable  Underwriting  and  Sales  Agency  (Bahamas),  Ltd.  (since  May  1996) and
                                        Colorado     (since    January    1995). Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Douglas Menkes                          Senior  Vice  President  and  Corporate  Actuary  since June 1997,  Equitable.  Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Executive  Vice President and Chief  Investment  Officer,  Equitable.  Executive Vice
                                        President  since May 1995 and Chief  Investment  Officer since July 1995, the Holding
                                        Company.  Trustee,  HRT, and Chairman,  President and Trustee since March 1997, EQAT.
                                        Director,  Alliance,  since July 1995. Executive Vice President,  EQF, since November
                                        1996.  Prior to May 1995,  Vice  President/Manager,  Insurance  Companies  Investment
                                        Strategies Group, Salomon Brothers, Inc.
-------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                     Senior Vice President,  Equitable.  Director,  Chairman and Chief Operating  Officer,
                                        Casualty,    since    September    1997. Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                         Vice President,  Secretary and Associate  General Counsel,  Equitable and the Holding
                                        Company,   both  since  September  1995. Previously held other  officerships with
                                        Equitable.
-------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                       Senior Vice  President  since  February  1995 and Deputy  General  Counsel since June
                                        1996,    Equitable.    Director,    EQF. Previously held other  officerships with
                                        Equitable and its affiliates.
-------------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                          Senior Executive Vice President since August 1994, Chief  Distribution  Officer since
                                        December 1997 and Chief Agency  Officer  (August 1994 to December  1997),  Equitable.
                                        Prior thereto,  Agency Manager.  Executive Vice President since May 1996, the Holding
                                        Company. Vice President since March 1998, HRT.
-------------------------------------------------------------------------------------------------------------------------------


                                      A-4

                                                                      Appendix B

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trusts and may compare the performance or ranking of the
Separate Account Funds and the Trusts' portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trusts' portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page B-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1997 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trusts and do not constitute a representation that the performance of the Separate Account Funds or the Trusts' portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page B-1 of the HRT prospectus. For a comparative illustration of performance results of certain public mutual funds which are similar to the EQAT portfolios and managed by EQAT's Advisers, see page A-1 of the EQAT prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

-------------------------------------------------------------------------------------------------------------------------------
FOR THE
FOLLOWING                                      LONG-TERM        LONG-TERM     INTERMEDIATE-        U.S.           CONSUMER
PERIODS ENDING                  COMMON        GOVERNMENT        CORPORATE       TERM GOV'T       TREASURY          PRICE
12/31/97:                       STOCKS           BONDS            BONDS           BONDS            BILLS           INDEX
-------------------------------------------------------------------------------------------------------------------------------
 1 year.................         33.36%          15.85%           12.95%            8.38%           5.26%            1.92%
 3 years................         31.15           14.76            13.36             8.93            5.35             2.59
 5 years................         20.24           10.51             9.22             6.40            4.57             2.64
10 years................         18.05           11.32            10.85             8.33            5.44             3.43
20 years................         16.65           10.39            10.29             9.51            7.29             4.90
30 years................         12.12            8.63             8.86             8.52            6.77             5.34
40 years................         12.30            6.71             7.09             7.10            5.85             4.44
50 years................         13.12            5.70             6.07             6.04            4.99             3.94
60 years................         12.53            5.31             5.54             5.44            4.18             4.11
Since 1926..............         10.99            5.19             5.71             5.25            3.77             3.17
Inflation Adjusted                7.58            1.96             2.46             2.02            0.58
Since 1926..............

-------------------
Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1998 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969 - 1997, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1997; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.
--------------------------------------------------------------------------------

                               INCENTIVE LIFE(TM)

                          Prospectus Dated May 1, 1994

Incentive Life is a flexible premium variable life insurance policy issued by Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable).

You may decide the amount of premiums to invest and when, within limits. Other than the initial premium, there are no required premiums (however, under certain conditions, additional premiums may be needed to keep the policy in effect). Net premiums are deposited in a Policy Account.

Policy Account values increase or decrease with credited interest and reflect certain deductions and charges. You may allocate your Policy Account value to a guaranteed fixed return and variable return investment strategies. The Hudson River Trust (Trust) is the mutual fund which provides the underlying basis for the variable return investment strategies. The Trust is a series fund with twelve different investment portfolios:

o  Money Market                           o Growth & Income       Asset Allocation Series:
o  Intermediate Government Securities     o Equity Index          o Conservative Investors
o  Quality Bond                           o Common Stock          o Growth Investors
o  High Yield                             o Global
o  Balanced                               o Aggressive Stock

You may draw upon the Policy Account value through loans, partial withdrawals or policy surrender, within limits. A charge will apply if the policy is surrendered during the first ten policy years. The charge may also apply if you reduce the Face Amount or if the policy lapses.

Incentive Life provides a death benefit if the insured person dies while the policy is in effect. You may choose either a fixed benefit equal to the Face Amount of the policy or a variable benefit equal to the Face Amount plus the Policy Account value. You can change the Face Amount and death benefit option, within limits. The policy will lapse if the Net Cash Surrender Value (Policy Account value less any applicable Surrender Charge and any loan and accrued loan interest) is insufficient to pay the policy's monthly deductions and you do not make the required payment.

Ask your Equitable agent to determine if changing, or adding to, your existing insurance coverage with Incentive Life would be to your advantage. You may examine the policy for a limited period after your initial payment and, if you are not satisfied for any reason, you may return the policy for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN INCENTIVE LIFE. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE HUDSON RIVER TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Copyright 1994 Equitable Variable Life Insurance Company. All rights reserved.



VM 485

                                TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
SUMMARY OF INCENTIVE LIFE FEATURES..................................   1

PART 1 -- DETAILED INFORMATION ABOUT EQUITABLE VARIABLE AND
          INCENTIVE LIFE INVESTMENT CHOICES.........................   4
          THE COMPANY THAT ISSUES INCENTIVE LIFE....................   4
            Equitable Variable......................................   4
            Our Parent, Equitable...................................   4
          THE SEPARATE ACCOUNT AND THE TRUST........................   4
            The Separate Account....................................   4
            The Trust...............................................   4
            The Trust's Investment Adviser..........................   4
            Investment Policies Of The Trust's Portfolios...........   5
          THE GUARANTEED INTEREST DIVISION..........................   6
            Amounts In The Guaranteed Interest Division.............   6
            Adding Interest In The Guaranteed Interest Division.....   6
            Transfers From The Guaranteed Interest Division.........   6

PART 2 -- DETAILED INFORMATION ABOUT INCENTIVE LIFE.................   7
          FLEXIBLE PREMIUMS.........................................   7
          DEATH BENEFITS............................................   7
          CHANGES IN INSURANCE PROTECTION...........................   8
            Changing The Face Amount................................   8
            Changing The Death Benefit Option.......................   8
            Substitution Of Insured Person..........................   8
            When Policy Changes Go Into Effect......................   9
          MATURITY BENEFITS.........................................   9
          LIVING BENEFIT OPTION.....................................   9
          ADDITIONAL BENEFITS MAY BE AVAILABLE......................   9
          YOUR POLICY ACCOUNT VALUE.................................   9
            Amounts In The Separate Account.........................   9
            How We Determine The Unit Value.........................   9
            Transfers Of Policy Account Value......................   10
            Automatic Transfer Service.............................   10
            Telephone Transfers....................................   10
            Charge For Transfers...................................   10
          BORROWING FROM YOUR POLICY ACCOUNT.......................   11
            How To Request A Loan..................................   11
            Policy Loan Interest...................................   11
            When Interest Is Due...................................   11
            Repaying The Loan......................................   11
            The Effects Of A Policy Loan...........................   11
          PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT.............   11
            Partial Withdrawal Charges.............................   12
            Allocation Of Withdrawals And Charges..................   12
            The Effects Of A Partial Withdrawal....................   12
            Surrender For Net Cash Surrender Value.................   12
          DEDUCTIONS AND CHARGES...................................   12
            Deductions From Your Premiums..........................   12
            Deductions From Your Policy Account....................   12
            How Policy Account Charges Are Allocated...............   13
            Charges Against The Separate Account...................   13
            Trust Charges..........................................   13
            Surrender Charge.......................................   13
          ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE..............   14
            Your Policy Can Lapse..................................   14
            You May Reinstate The Policy...........................   14
            Policy Periods, Anniversaries, Dates And Ages..........   14
          TAX EFFECTS..............................................   15
            Policy Proceeds........................................   15
            Diversification........................................   16
            Policy Changes.........................................   16
            Tax Changes............................................   17
            Estate And Generation Skipping Taxes...................   17
            Pension And Profit-Sharing Plans.......................   17
            Other Employee Benefit Programs........................   17
            Our Taxes..............................................   17
            When We Withhold Income Taxes..........................   17

PART 3 -- ADDITIONAL INFORMATION...................................   18
          YOUR VOTING PRIVILEGES...................................   18
            Trust Voting Privileges................................   18
            How We Determine Your Voting Shares....................   18
            Separate Account Voting Rights.........................   18
          OUR RIGHT TO CHANGE HOW WE OPERATE.......................   18
          OUR REPORTS TO POLICYOWNERS..............................   18
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY..............   18
          YOUR PAYMENT OPTIONS.....................................   19
          YOUR BENEFICIARY.........................................   19
          ASSIGNING YOUR POLICY....................................   19
          WHEN WE PAY POLICY PROCEEDS..............................   19
          DIVIDENDS................................................   20
          REGULATION...............................................   20
          SPECIAL CIRCUMSTANCES....................................   20
          DISTRIBUTION.............................................   21
          LEGAL PROCEEDINGS........................................   21
          ACCOUNTING AND ACTUARIAL EXPERTS.........................   21
          ADDITIONAL INFORMATION...................................   22
          MANAGEMENT...............................................   22

PART 4 -- ILLUSTRATIONS OF POLICY BENEFITS.........................   24

SEPARATE ACCOUNT FP FINANCIAL STATEMENTS........................   FSA-1

EQUITABLE VARIABLE FINANCIAL STATEMENTS............................  F-1

APPENDIX A -- COMMUNICATING PERFORMANCE DATA.......................  A-1
              LONG-TERM MARKET TRENDS..............................  A-1

--------------------------------------------------------------------------------
In this prospectus "we," "our" and "us" mean Equitable Variable Life Insurance Company (Equitable Variable), a New York stock life insurance company. "You" and "your" mean the owner of the policy. We refer to the person who is covered by the policy as the "insured person" because the insured person and the policyowner may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE VARIABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE VARIABLE.

                       SUMMARY OF INCENTIVE LIFE FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

INVESTMENT FEATURES

FLEXIBLE PREMIUMS

o Premiums may be invested whenever and in whatever amount you determine, within limits. Other than the initial premium there are no scheduled or required premium payments (however, under certain conditions, additional premiums may be needed to keep a policy in effect).

POLICY ACCOUNT

o Net premiums are put in your Policy Account and can be allocated to a Guaranteed Interest Division and to one or more of the divisions of Equitable Variable's Separate Account FP (the Separate Account). The Separate Account divisions invest in corresponding portfolios of the Trust. You may adjust this allocation by changing your allocation percentages or by transfers among the Separate Account divisions and the Guaranteed Interest Division.

o REQUESTS FOR TRANSFERS OUT OF THE GUARANTEED INTEREST DIVISION CAN ONLY BE MADE ON OR WITHIN 30 DAYS OF A POLICY ANNIVERSARY. SUCH TRANSFERS WILL BE EFFECTIVE AS OF THE DATE WE RECEIVE YOUR REQUEST, BUT NO EARLIER THAN THE POLICY ANNIVERSARY; TRANSFERS INTO THE GUARANTEED INTEREST DIVISION AND AMONG ALL SEPARATE ACCOUNT DIVISIONS MAY BE MADE AT ANY TIME. Transfers are subject to the rules discussed under TRANSFERS FROM THE GUARANTEED INTEREST DIVISION on page 6 and TRANSFERS OF POLICY ACCOUNT VALUE on page 10.

o There is no minimum guaranteed cash value for amounts allocated to the Separate Account divisions. The value of amounts allocated to the Guaranteed Interest Division will depend on the interest rates declared and guaranteed each year by Equitable Variable (4 1/2% minimum).

REDEMPTION

o Loans may be taken against 90% of a policy's Cash Surrender Value (Policy Account value less any applicable surrender charge) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT on page 11.

o Partial Withdrawals of Net Cash Surrender Value (Cash Surrender Value less any loan and accrued loan interest) may be taken after the first policy year, subject to our approval and certain conditions. See PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT on page 11.

o The policy may be surrendered for its Net Cash Surrender Value, less any lien securing a Living Benefit payment, at which time insurance coverage will end.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o  Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit that equals the Face Amount plus the Policy Account value.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements.

o After the first year, you can change the Face Amount and death benefit option, within limits. The minimum Face Amount is $50,000.

MATURITY BENEFITS

o A maturity benefit equal to the amount in your Policy Account less any policy loan, any lien securing a Living Benefit payment and accrued interest, is payable on the policy anniversary nearest the insured person's 95th birthday (Final Policy Date), if the insured person is still living on that date.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost. The Living Benefit rider is not available in certain states, including New Jersey.

ADDITIONAL BENEFITS

o Disability waiver, accidental death, term insurance on an additional insured person, children's term insurance and substitution of insured person riders are available.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

o Applicable charges for taxes imposed by states and other jurisdictions. Such taxes currently range between .75% and 5%.

o Administrative charge of $250 from the first premium if you select annual planned premiums.

FROM THE POLICY ACCOUNT

o Administrative charge during the first policy year that is currently $31 per month if you selected semi-annual or more frequent planned premiums ($6 per month if you selected annual planned premiums), and during subsequent policy years, $6 per month regardless of the planned premium schedule you selected (subject to $8 per month maximum).

o Monthly cost of insurance charge and monthly charge for any additional benefits.

o Transaction charges (for partial withdrawals, Face Amount increases and certain investment division transfers).

o During the first ten policy years, a surrender charge applies if the policy lapses or is surrendered for its Net Cash Surrender Value or if the Face Amount is reduced. The maximum charge is equivalent to 50% of one annual premium for a comparable traditional life insurance policy; after the first six policy years, the charge declines 20% per year.

FROM THE SEPARATE ACCOUNT

o  60% per annum charge for certain mortality and expense risks.

FROM THE TRUST

o Trust shares are purchased at net asset value which reflects investment management fees and other direct expenses. Investment management fees are charged at the maximum annual rates of .35% of net assets for the Equity Index Portfolio, .40% of net assets for Common Stock, Money Market and Balanced Portfolios; .50% for Aggressive Stock and Intermediate Government Securities Portfolios and .55% for High Yield, Global, Conservative Investors, Growth Investors, Quality Bond and the Growth & Income Portfolios.

VARIATIONS

o Equitable Variable is subject to the insurance laws and regulations in every jurisdiction in which Incentive Life is sold. As a result, the terms of Incentive Life may vary from jurisdiction to jurisdiction. The terms of Incentive Life may also vary where special circumstances result in a reduction in our costs.

o A modified version of Incentive Life may be offered where certain conditions are met.

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have a right to examine the policy. If for any reason you are not satisfied with it, you may cancel the policy within the time limits described below. You may cancel the policy by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

o Your request to cancel the policy must be postmarked no later than the latest of the following three dates: (i) 10 days after you receive the policy, (ii) 10 days after we mail a written notice telling you about your rights to cancel (Notice of Withdrawal Right); or (iii) 45 days after you sign Part I of the policy application.

o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of an existing life insurance policy, we may reinstate the prior policy. The cancellation right may vary in certain states. There may be income tax and withholding implications associated with cancellation.

LAPSE

o The policy will lapse if the Net Cash Surrender Value is insufficient to cover monthly charges. If this occurs, you will be notified and given the opportunity to maintain the policy in force by paying additional premiums. You may be able to reinstate a lapsed policy within a limited time period, but this will require additional evidence of insurability.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax as long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity, lapse or a substitution of insured may result in recognition of income for tax purposes.

                                 RATES OF RETURN

The rates of return shown below are based on the actual investment performance of The Hudson River Trust portfolios, after deduction for investment management fees and direct Trust operating expenses, for periods ending December 31, 1993. The historical performance of the Common Stock and Money Market Portfolios for periods prior to March 22, 1985 has been adjusted to reflect current investment management fees of .40% per annum and estimated direct operating expenses of the Trust of .10% per annum. The Common Stock Portfolio and its predecessors have been in existence since 1976. No return information is provided for the Equity Index Portfolio, since it received its initial funding on March 1, 1994.

These rates of return are not illustrative of how actual investment performance will affect the benefits under your policy. Moreover, these rates of return are not an estimate or guarantee of future performance.

THESE RATES OF RETURN ARE FOR THE TRUST ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE AND THE SURRENDER CHARGE APPLICABLE UNDER AN INCENTIVE LIFE POLICY.

                                                                             PERIODS ENDING 12/31/93
    PORTFOLIO                                   1 YEAR       3 YEARS       5 YEARS     10 YEARS     15 YEARS   SINCE INCEPTION(a)
    ---------                                   ------       -------       -------     --------     --------   ------------------
    Money Market..........................        3.00%        4.23%        6.00%        6.95%         --             7.83%
    Intermediate Gov't. Securities........       10.58          --           --           --           --            10.25
    Quality Bond (b)......................         --           --           --           --           --            (0.51)
    High Yield............................       23.15        19.85        12.35          --           --            10.84
    Balanced..............................       12.28        15.52        14.42          --           --            13.95
    Growth & Income (b)...................         --           --           --           --           --            (0.25)
    Common Stock..........................       24.84        21.12        15.44        15.27        17.52%          14.87
    Global................................       32.09        19.73        15.36          --           --            11.22
    Aggressive Stock......................       16.77        28.32        26.81          --           --            21.97
    The Asset Allocation Series:
    Conservative Investors................       10.76        11.98          --           --           --            10.69
    Growth Investors......................       15.26        21.67          --           --           --            18.69
    ----------

(a) The Growth & Income and Quality Bond Portfolios received their initial funding on October 1, 1993; the Intermediate Government Securities Portfolio on April 1, 1991; the Conservative Investors and the Growth Investors Portfolios on October 2, 1989; the Global Portfolio on August 27, 1987; the High Yield Portfolio on January 2, 1987; the Aggressive Stock and Balanced Portfolios on January 27, 1986; the predecessor of the Money Market
    Portfolio on July 13, 1981; and the predecessor of the Common Stock Portfolio on January 13, 1976.

(b) Unannualized.

Additional investment performance information appears in the attached Trust prospectus.

PART 1:       DETAILED INFORMATION ABOUT EQUITABLE VARIABLE AND
              INCENTIVE LIFE INVESTMENT CHOICES

THE COMPANY THAT ISSUES INCENTIVE LIFE

EQUITABLE VARIABLE. Equitable Variable was organized in 1972 in New York State as a stock life insurance company. We are a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. At December 31, 1993, we had approximately $81.6 billion face amount of variable life insurance in force.

We sell both traditional and innovative forms of life insurance designed to give policyowners maximum choice and flexibility. Additional forms of life insurance are available through our parent, Equitable. Your Equitable agent can provide information about all forms of life insurance available from us and Equitable and help you decide which may best meet your objectives.

OUR PARENT, EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. Equitable and its subsidiaries managed approximately $174 billion as of December 31, 1993. Equitable's assets do not back the benefits that we pay under our policies. Equitable's home office is 787 Seventh Avenue, New York, New York 10019.

Equitable is a wholly-owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA currently owns 49% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock and redeemable preferred stock. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company, Equitable and their subsidiaries. After September 19, 1994 (or earlier under certain circumstances) AXA will be able to increase its ownership of the Holding Company's common stock by converting certain convertible securities it currently owns or through purchases. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies.

THE SEPARATE ACCOUNT AND THE TRUST

THE SEPARATE ACCOUNT. The Separate Account was established on April 19, 1985 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account.

Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors. We may also retain in the Separate Account amounts owed to us for charges or other permitted allocations. Because such retained amounts do not support Policy Account values, we may transfer them from the Separate Account to our general account.

THE TRUST. The Separate Account has several divisions, each of which invests in shares of a corresponding portfolio of the Trust. The Trust is an open-end diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different "series" of stock, each of which relates to a different Trust portfolio with a different investment policy. The Trust does not impose a sales charge or "load" for buying and selling its shares. The Trust's shares are bought and sold by our Separate Account at net asset value. The Trust's custodian is The Chase Manhattan Bank, N.A.

The Trust sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to protect our policyowners. Also, if we ever believe that any of the Trust's portfolios is so large as to impair materially the investment performance of a portfolio or the Trust, we will examine other investment options.

THE TRUST'S INVESTMENT ADVISER. The Trust is advised by Alliance Capital Management L.P. (Alliance). Alliance is registered as an investment adviser under the Investment Advisers Act of 1940 (the Advisers Act). Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable.

Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 1993, Alliance was managing approximately $115 billion in assets.

Alliance's main office is 1345 Avenue of the Americas, New York, New York 10105.

The advisory fee payable by the Trust is based on the following annual percentages of the value of each portfolio's daily average net assets:

                                                                                            DAILY AVERAGE NET ASSETS
                                                                                    ----------------------------------------
                                                                                        FIRST          NEXT         OVER
PORTFOLIO                                                                           $350 MILLION   $400 MILLION $750 MILLION
---------                                                                           ------------   ------------ ------------
Common Stock, Money Market and Balanced..........................................      .400%         .375%         .350%
Aggressive Stock and Intermediate Gov't. Securities..............................      .500%         .475%         .450%
High Yield, Global, Conservative Investors and
    Growth Investors.............................................................      .550%         .525%         .500%


                                                                                        FIRST          NEXT         OVER
PORTFOLIO                                                                           $500 MILLION   $500 MILLION  $1 BILLION
---------                                                                           ------------   ------------  ----------
Quality Bond and Growth & Income.................................................      .550%         .525%         .500%


                                                                                        FIRST          NEXT         OVER
PORTFOLIO                                                                           $750 MILLION   $750 MILLION $1.5 BILLION
---------                                                                           ------------   ------------ ------------
Equity Index.....................................................................      .350%         .300%         .250%


INVESTMENT POLICIES OF THE TRUST'S PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. The policies and objectives of the Trust's portfolios are as follows:

PORTFOLIO                     INVESTMENT POLICY                                        OBJECTIVE
---------                     -----------------                                        ---------
MONEY MARKET...............   Primarily  high  quality  short-term  money  market      High  level  of  current  income  while
                              instruments.                                             preserving   assets   and   maintaining
                                                                                       liquidity.

INTERMEDIATE...............   Primarily debt  securities  issued or guaranteed by      High  current  income  consistent  with
GOVERNMENT                    the   U.S.    Government,    its    agencies    and      relative stability of capital.
SECURITIES                    instrumentalities.  Each  investment  will  have  a
                              final  maturity  of  not  more  than  10 years or a
                              duration   not  exceeding   that   of   a   10-year
                              Treasury note.

QUALITY BOND...............   Primarily investment grade fixed-income securities.      High  current  income  consistent  with
                                                                                       preservation of capital.

HIGH YIELD.................   Primarily   a   diversified   mix  of  high  yield,      High  return  by   maximizing   current
                              fixed-income     securities    involving    greater      income and, to  the  extent  consistent
                              volatility  of  price  and  risk of  principal  and      with  that objective, capital apprecia-
                              income than high quality  fixed-income  securities.      tion.
                              The medium and lower  quality  debt  securities  in
                              which the  portfolio  may invest are known as "junk
                              bonds."

BALANCED...................   Primarily  common  stocks,   publicly-traded   debt      High return  through a  combination  of
                              securities    and   high   quality   money   market      current      income     and     capital
                              instruments.                                             appreciation.

GROWTH & INCOME............   Primarily common stocks and securities  convertible      High return  through a  combination  of
                              into common stocks.                                      current      income     and     capital
                                                                                       appreciation.

EQUITY INDEX...............   Selected  securities  in the  Standard & Poor's 500      Total  return  before  Trust   expenses
                              Index  which  the  advisor  believes  will,  in the      that   approximates  the  total  return
                              aggregate,  approximate the performance  results of      performance  of the  Standard  & Poor's
                              the Index.                                               500 Index,  including  reinvestment  of
                                                                                       dividends,  at a risk level  consistent
                                                                                       with that of the Index.

COMMON STOCK...............   Primarily   common  stock  and  other   equity-type      Long-term   growth   of   capital   and
                              instruments.                                             increasing income.

GLOBAL.....................   Primarily  equity  securities of non-United  States      Long-term growth of capital.
                              as well as United States companies.

AGGRESSIVE STOCK...........   Primarily  common  stocks  and  other   equity-type      Long-term growth of capital.
                              securities  issued  by  medium  and  other  smaller
                              sized companies with strong growth potential.

PORTFOLIO                     INVESTMENT POLICY                                        OBJECTIVE
---------                     -----------------                                        ---------
ASSET ALLOCATION SERIES:
CONSERVATIVE...............   Diversified  mix of  publicly-traded,  fixed-income      High  total  return  without,   in  the
INVESTORS                     and  equity  securities;  asset  mix  and  security      adviser's   opinion,   undue   risk  to
                              selection   are   primarily   based  upon   factors      principal.
                              expected to reduce risk.

GROWTH INVESTORS...........   Diversified  mix of  publicly-traded,  fixed-income      High total return  consistent  with the
                              and  equity  securities;  asset  mix  and  security      adviser's  determination  of reasonable
                              selection  based upon factors  expected to increase      risk.
                              possibility of high long-term return.


Because Policy Account values may be invested in mutual fund options, Incentive Life offers an opportunity for the Cash Surrender Value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Cash Surrender Value may not appreciate as rapidly and, indeed, may decrease in value.

More detailed information about the Trust, its investment policies, risks, expenses and all other aspects of its operations, appears in its prospectus, which is attached to this prospectus, and in its Statement of Additional Information referred to therein.

THE GUARANTEED INTEREST DIVISION

YOU MAY ALLOCATE SOME OR ALL OF YOUR POLICY ACCOUNT TO THE GUARANTEED INTEREST DIVISION, WHICH IS FUNDED BY OUR GENERAL ACCOUNT AND PAYS INTEREST AT A DECLARED RATE GUARANTEED FOR EACH POLICY YEAR. THE PRINCIPAL, AFTER DEDUCTIONS, IS ALSO GUARANTEED. THE GENERAL ACCOUNT SUPPORTS OUR INSURANCE AND ANNUITY OBLIGATIONS, INCLUDING THE GUARANTEED INTEREST DIVISION. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, PARTICIPATIONS IN THE GUARANTEED INTEREST DIVISION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THE GUARANTEED INTEREST DIVISION NOR THE GENERAL ACCOUNT HAS BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT, THE GUARANTEED INTEREST DIVISION NOR ANY INTERESTS THEREIN ARE GENERALLY SUBJECT TO REGULATION UNDER THESE ACTS. WE HAVE BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT MADE A REVIEW OF THE DISCLOSURES RELATING TO THE GENERAL ACCOUNT AND THE GUARANTEED INTEREST DIVISION. SUCH DISCLOSURES ARE INCLUDED IN THIS PROSPECTUS FOR YOUR INFORMATION. THESE DISCLOSURES, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAW RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

AMOUNTS IN THE GUARANTEED INTEREST DIVISION. You may accumulate amounts in the Guaranteed Interest Division by allocating net premium and loan repayments to that Division, transferring amounts from the divisions of the Separate Account to the Guaranteed Interest Division or earning interest on amounts you already have in the Guaranteed Interest Division. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Division. See LIVING BENEFIT OPTION on page 9. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Division. We refer to this amount as the loaned amount in the Guaranteed Interest Division.

The amount you have in the Guaranteed Interest Division at any time is the sum of all net premiums and loan repayments allocated to that Division, all transfers into that Division (including amounts securing any policy loan or Living Benefit payment) plus earned interest, less amounts transferred out or withdrawn, and monthly deductions allocated to, this Division.

ADDING INTEREST IN THE GUARANTEED INTEREST DIVISION. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Division. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Division for the following policy year. Different rates may apply to policies currently being issued and previously issued policies. These annual interest rates will never be less than the minimum guaranteed interest rate of 4 1/2%. Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Division. See POLICY LOAN INTEREST on page 11. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.

Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year. We credit interest on unloaned amounts in the Guaranteed Interest Division at the end of each policy month. Interest is credited on any loaned amount in the Guaranteed Interest Division on each policy anniversary and at any time you repay a policy loan in full. Credited interest on the loaned amount is allocated to the Separate Account divisions and to the unloaned portion of the Guaranteed Interest Division in accordance with your premium allocation percentages.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION. Once during each policy year, you may request a transfer from your unloaned amount in the Guaranteed Interest Division to one or more of the divisions of the Separate Account. If we receive your transfer request within 30 days prior to your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Division as of the transfer date or the minimum transfer amount, whichever is more. The minimum transfer amount is the minimum transfer amount shown on the Information Page of your policy (the Policy
Information Page) or your total unloaned value in the Guaranteed Interest Division on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Division.

PART 2:       DETAILED INFORMATION ABOUT INCENTIVE LIFE

FLEXIBLE PREMIUMS

You may choose the amount and frequency of premium payments, as long as they are within the limits described below. We determine the applicable minimum initial premium based on the age, sex, rating class and smoker/non-smoker status of the insured person, the initial Face Amount of the policy (the minimum Face Amount is $50,000) and any additional benefits selected. In certain situations, however, no distinction is made based on the sex of the insured person. See COST OF INSURANCE CHARGE on page 12. You may choose to pay a higher initial premium.

The full initial premium you indicated on your application must be paid on or before the date on which the policy is delivered to you. No insurance under your policy will take effect (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the initial premium is paid.

Your first premium payment should be given to your agent or broker and must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable Variable. Any additional premiums must be sent directly to our Administrative Office. We will not accept cash payments. If you have submitted the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured. You may review a copy of our Temporary Insurance Agreement on request.

On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Separate Account divisions and the Guaranteed Interest Division. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. These allocations will go into effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Policy Information Page and is the date we actually issue your policy. The date your allocation instructions take effect is known as the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT VALUE on page 9.

Until the Allocation Date, any net premiums credited to your Policy Account will be allocated to the Separate Account's Money Market Division, and any monthly charges incurred will be deducted from the Money Market Division. On the Allocation Date, all amounts then in your Policy Account will be allocated in accordance with the directions contained in your policy application. We establish the interest rate applicable to amounts in the Guaranteed Interest Division as of the Register Date shown on the Policy Information Page and on each policy anniversary. See ADDING INTEREST IN THE GUARANTEED INTEREST DIVISION on page 6 and POLICY PERIODS, ANNIVERSARIES, DATES AND AGES on page 14.

We may delay the Allocation Date for the same reasons that we would also delay effecting a transfer request. There will be no charge for the transfer out of the Money Market Division on the Allocation Date and that transfer will not count as one of the four free transfers per policy year. See TRANSFERS OF POLICY ACCOUNT VALUE on page 10.

You may change the allocation percentages of net premiums or of monthly deductions by writing to our Administrative Office and indicating the changes you wish to make. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions on and after such date.

Although premiums are flexible, the Policy Information Page will show a "planned" periodic premium. You determine the planned premium (within limits set by us) when you apply for the policy. The planned premium is not necessarily designed to equal the amount of premiums that will keep your policy in effect. You may make the planned payment or skip the planned payment. We will send premium reminder notices based on your planned premium. You may ask us not to send notices by writing to our Administration Office. We reserve the right to limit the amount of any premium payments you make which are in addition to your planned premium.

Generally, premiums may be paid at any time and in any amount, as long as each payment is at least $100. (Policies issued in some states may have different minimum premium payments.) This minimum may be increased if we give you 90 days written notice. We may return premium payments if we determine that they would cause your policy to become a modified endowment contract or to cease to qualify as life insurance under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS on page 15 for an explanation of modified endowment contracts, the special tax consequences of such contracts and how your policy might become a modified endowment contract.

If you stop paying premiums, your policy will continue in effect until the Net Cash Surrender Value can no longer cover the monthly deductions from your Policy Account. See YOUR POLICY CAN LAPSE on page 14.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any policy loan, any lien securing a Living Benefit payment and accrued interest. If the insured person dies during a grace period, we will also deduct any overdue monthly deductions.

You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a death benefit equal to the Face Amount of the policy PLUS the amount in your Policy Account on the day the insured person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in your Policy Account.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply. This higher benefit is a percentage multiple of the amount in your Policy Account. The percentage is based on provisions of Federal tax law which require a minimum death benefit in relation to cash value for your policy to qualify as life insurance. The higher death benefit will be the amount in your Policy Account on the day the insured person dies times the percentage for the insured person's age (nearest birthday) at the beginning of the policy year of the insured person's death. The percentage declines as the insured person gets older. For ages that are not shown on the following table, the applicable percentage multiples will decrease by a ratable portion for each full year.


--------------------------------------------------------------------------------------------------------------------------
                                 TABLE OF DEATH BENEFITS BASED ON POLICY ACCOUNT VALUES

INSURED                     40 or          45         50         55         60         65         70       75 to       95
PERSON'S AGE                under                                                                            90
POLICY ACCOUNT               250%         215%       185%       150%       130%       120%       115%       105%      100%
PERCENTAGE MULTIPLE
--------------------------------------------------------------------------------------------------------------------------


For example, if the insured person were 40 years old and you had a Policy Account value of $100,000, the death benefit would be at least 250% of $100,000 or $250,000.

CHANGES IN INSURANCE PROTECTION

CHANGING THE FACE AMOUNT. You may request a change in the Face Amount any time after the first policy year by sending a written request to our Administrative Office. See TAX EFFECTS on page 15 for the tax consequences of changing the Face Amount. Any change will be subject to our approval and the following conditions:

o To increase the Face Amount, you must provide satisfactory evidence that the insured person is still insurable. The cost of insurance rate for the amount of the increase will be based on the rating class, attained age and smoker/non-smoker status of the insured person on the date of the increase and on the insured person's sex. If the insured person has become a more expensive risk we will ask you if you want to pay the higher cost of insurance charges before we process the change.

o Any increase must be at least $10,000. Monthly deductions from your Policy Account for the cost of insurance will generally increase, beginning on the date the increase takes effect. An administrative charge of $1.50 for each additional $1,000 of insurance (up to a maximum charge of $250) will be deducted from your Policy Account. See HOW POLICY ACCOUNT CHARGES ARE ALLOCATED on page 13.

o You may reduce the Face Amount but not below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Monthly deductions from your Policy Account for the cost of insurance will generally decrease, beginning on the date the decrease in Face Amount takes effect. If you reduce the Face Amount during the first ten policy years, we will deduct a pro rata share of the applicable surrender charge from the Policy Account. See SURRENDER CHARGE on page 13.

o Our current procedure is to disapprove a requested decrease if it would cause a death benefit based on the Policy Account percentage multiple to apply. See DEATH BENEFITS on page 7.

Reductions will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

CHANGING THE DEATH BENEFIT OPTION. At any time after the first policy year while your policy is in force, you may change the death benefit option by sending a written request to our Administrative Office. See TAX EFFECTS on page 15 for the tax consequences of changing the death benefit option.

o If you change from OPTION A TO OPTION B, the Face Amount will be decreased by the amount in your Policy Account on the date of the change. We may not allow such a change if it would reduce the Face Amount below the minimum required to issue this policy at the time of the reduction.

o If you change from OPTION B TO OPTION A, the Face Amount of insurance will be increased by the amount in the Policy Account on the date of the change.

These increases and decreases in Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see COST OF INSURANCE CHARGE on page 12). We do not require evidence of insurability for the increase in Face Amount when you change from Option B to Option A, nor do we make any charge for this increase. We will not charge a surrender charge for the decrease in Face Amount when you change from Option A to Option B.

SUBSTITUTION OF INSURED PERSON. If you provide satisfactory evidence that the person proposed to be insured is insurable then, subject to certain restrictions, you may, after the first policy year, substitute the insured person under your policy. If you do so, the cost of insurance charges may change but we will not change the surrender charge. Since substituting the insured person is a taxable event and may have other tax consequences as well, you should consult your tax adviser prior to substituting the insured person under your policy. As a condition to substituting the insured person, we may require you to sign a form acknowledging the tax consequences of making this change.

WHEN POLICY CHANGES GO INTO EFFECT. A substitution of insured person, or change in Face Amount or death benefit option, will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases, we may not approve a change because it might disqualify your policy as life insurance under applicable Federal tax law. In other cases there may be tax consequences as a result of the change. See TAX EFFECTS on page 15.

MATURITY BENEFITS

If the insured person is still living on the policy anniversary nearest his or her 95th birthday (Final Policy Date), we will pay you the amount in the Policy Account net of any policy loan, any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS on page 15 and YOUR PAYMENT OPTIONS on page 19.

LIVING BENEFIT OPTION

Subject to regulatory approval in your state and our underwriting guidelines, our new Living Benefit rider will be added to your policy at issue. The Living Benefit rider is not available in certain states, including New Jersey. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of $250 from the proceeds of the Living Benefit payment. This charge may be less in some states. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.

When a Living Benefit claim is paid, Equitable Variable establishes a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST on page 11.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Division where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST DIVISION on page 6. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

Unlike a death benefit received by a beneficiary after the death of an insured, receipt of a Living Benefit payment may be taxable as a distribution under the policy. See TAX EFFECTS on page 15 for a discussion of the tax treatment of distributions under the policy. Consult your tax adviser. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.

ADDITIONAL BENEFITS MAY BE AVAILABLE

Your policy may include additional benefits. A charge will be deducted from your Policy Account monthly for each additional benefit you choose. These benefits are subject to our rules and may be cancelled by you at any time. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available: disability waiver benefit, accidental death benefit, children's term insurance and term insurance on an additional insured person.

If the disability waiver goes into effect, we will not permit Face Amount increases or decreases and the death benefit will be changed to Option B.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Division and in the various divisions of the Separate Account. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES on page 12.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Separate Account division are used to purchase units of that division. Units are redeemed from a Separate Account division when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a division of the Separate Account is calculated by dividing the dollar amount of the transaction by the division's unit value calculated after the close of business that day. On any given day, the value you have in a division of the Separate Account is the unit value for that division times the number of units credited to you in that division.

HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the divisions of the Separate Account at the end of each business day. Generally, a business day is any day we are open and the New York Stock Exchange is open for trading. We are closed on national business holidays, including Martin Luther King Day, and also the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. We will not process any policy transactions as of such days other than a policy anniversary report, monthly charge deduction and the payment of death benefit proceeds. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

A net investment factor is determined for each division of the Separate Account every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday, Sunday and Monday). The daily charge is guaranteed not to exceed an effective annual rate of .60%. See CHARGES AGAINST THE SEPARATE ACCOUNT on page 13. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes. For current Incentive Life unit values, call (212) 714-5015.

TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts from any division of the Separate Account to any other division of the Separate Account or to the Guaranteed Interest Division. Special rules apply to transfers out of the Guaranteed Interest Division. See TRANSFERS FROM THE GUARANTEED INTEREST DIVISION on page 6.

You may make a transfer by telephone or by submitting a written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS below.

The minimum amount which may be transferred on any date will be shown on the Policy Information Page and is usually $500. This minimum need not come from any one division or be transferred to any one division as long as the total amount transferred that day, including any amounts transferred to or from the Guaranteed Interest Division, at least equals the minimum. However, we will transfer the entire amount in any division of the Separate Account even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service which is described below.

Transfers take effect on the date we receive your request, but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than currently allocated to that division. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Money Market Division into the other Separate Account divisions.

To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Money Market Division on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Separate Account investment divisions for monthly transfers, but the minimum amount that may be transferred to each division each month is $50.

If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES on page 14.

The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the funds in the Money Market Division are insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; or (4) we receive notice of death under the policy.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.

TELEPHONE TRANSFERS. In order to make transfers by telephone, you must first complete and return an authorization form. Authorization forms can be obtained from your Equitable agent or our Administrative Office. The completed form MUST be returned to our Administrative Office before requesting a telephone transfer.

Telephone transfers may be requested on each day we are open to transact business. You will receive the division's unit values as of the close of business on the day you call. We do not accept telephone transfer requests after 3:00 p.m. Eastern Time. Only one telephone transfer request is permitted per day and it may not be revoked at any time. The telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

Procedures have been established by Equitable Variable that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If Equitable Variable does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, Equitable Variable will not be liable for following telephone instructions that it reasonably believes to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 if you make more than four transfers of Policy Account value in a policy year. Currently we are charging $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will ever apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Division.

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least the minimum amount shown on the Policy Information Page, usually $500. If you request an additional loan, the additional amount requested will be added to the amount of any outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by writing to our Administrative Office. You should tell us how much of the loan you want taken from your unloaned amount in the Guaranteed Interest Division and how much you want taken from your amounts in the divisions of the Separate Account. If you request a loan from a division of the Separate Account, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. The amounts you have in each division will be determined as of the day your request for a loan is received at our Administrative Office.

If you do not indicate how you wish to allocate it, the loan will be allocated according to the deduction allocation percentages applicable to your Policy Account. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions of your unloaned amounts in the Guaranteed Interest Division and your value in each division of the Separate Account to the unloaned value of your Policy Account.

POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of 5 1/2%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. Your maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. Loaned amounts are expected to earn interest at a lower rate than the rate you are charged for policy loan interest. Currently the rate we credit on loaned amounts is 1% less than the rate we charge for policy loan interest. These loan spreads are those currently in effect and are not guaranteed. However, the interest credited on loaned amounts will never be less than 4 1/2%.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect. This means an additional loan is made to pay the interest and amounts are transferred from the investment divisions to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time. While you have a policy loan and your policy is not in grace, we assume that any money you send us is meant to repay the loan. If you wish to have any of these payments applied as premium payments, you must specifically so indicate in writing. Any amount not needed to repay a loan and accrued loan interest will be applied as a premium payment. We will first allocate loan repayments to our Guaranteed Interest Division until the amount of any loans originally allocated to that division have been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount in the Guaranteed Interest Division will not be available for investment in the divisions of the Separate Account or in the unloaned portion of the Guaranteed Interest Division. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the divisions of the Separate Account and the rates declared for the unloaned portion of the Guaranteed Interest Division. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the insured person, policy maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy. See TAX EFFECTS on page 15 for the tax consequences of a policy loan. A loan may also affect the length of time that your insurance remains in force because the amount set aside to secure your loan cannot be used to cover the monthly deductions. See YOUR POLICY CAN LAPSE on page 14.

PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT

At any time after the first policy year while the insured person is living, you may request a partial withdrawal of your Net Cash Surrender Value by writing to our Administrative Office. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:

o  be at least $500,

o not cause the death benefit to fall below the minimum Face Amount for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.

PARTIAL WITHDRAWAL CHARGES. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount withdrawn, whichever is less, will be deducted from your Policy Account.

ALLOCATION OF WITHDRAWALS AND CHARGES. You may specify how much of the withdrawal you want taken from amounts you have in each division of the Separate Account and the unloaned portion of the Guaranteed Interest Division. If you do not specifically indicate, we will make the withdrawal on the basis of your deduction allocation percentages. The related expense charge is deducted from the amount you have remaining in each division and the unloaned portion of the Guaranteed Interest Division, based on the proportion that the amount withdrawn from each bears to the total amount withdrawn. If we cannot make the withdrawal or deduct the expense charge in the manner discussed above, we will make the withdrawal and deduction based on the proportions of your unloaned amounts in the Guaranteed Interest Division and the divisions of the Separate Account to the total unloaned value of your Policy Account.

THE EFFECTS OF A PARTIAL WITHDRAWAL. A partial withdrawal reduces the amount you have in your Policy Account. Normally, it also reduces the Cash Surrender Value and the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk, which is the difference between the current death benefit and the amount in your Policy Account. If you selected death benefit Option A, the Face Amount of your policy will be reduced so that generally there will be no change in the net amount at risk. However, under either option, if the death benefit is based on the Policy Account percentage multiple, the reduction in death benefit would be greater and the net amount at risk would be reduced. See DEATH BENEFITS on page 7. The withdrawal and these reductions will be effective as of the date your request is received at our Administrative Office. See TAX EFFECTS on page 15 for the tax consequences of a reduction in benefits and a partial withdrawal.

SURRENDER FOR NET CASH SURRENDER VALUE. The Cash Surrender Value is the amount in your Policy Account minus the surrender charge described under SURRENDER CHARGE on page 14. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest.

You may surrender your policy for its Net Cash Surrender Value at any time while the insured person is living. We will deduct from the Net Cash Surrender Value any amount securing a Living Benefit payment. You may surrender the policy by sending a written request and the policy to our Administrative Office. We will compute the Net Cash Surrender Value as of the date we receive your request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date. See TAX EFFECTS on page 15 for the tax consequences of a policy surrender.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM YOUR PREMIUMS. Charges for applicable taxes are deducted from all premiums and an initial administrative charge may be deducted from your first premium. The balance of each premium (the net premium) is placed in your Policy Account.

o CHARGES FOR APPLICABLE TAXES and all additional charges imposed on premium payments by states and certain jurisdictions are deducted from each premium payment. The amount of the tax may vary depending on the jurisdiction in which the insured person resides. Such taxes currently range between .75% and 5%. This tax is incurred by Equitable Variable, so you cannot deduct it on your income tax return.

   This charge will be increased or decreased to reflect any legislative changes in the applicable tax. In addition, if an insured person changes his or her place of residence, you should notify us to change the charge to the tax rate of the new jurisdiction.

o INITIAL ADMINISTRATIVE CHARGE. If you intend to invest premiums annually (annual mode), and indicate this on your application, a $250 initial administrative charge will be deducted from your first premium to cover the costs of issuing your policy such as application processing, medical examinations, establishment of policy records and underwriting costs (determining insurability and assigning the insured person to a risk class). This charge is designed to reimburse us for expenses and we do not expect a profit from it. This charge will not apply to semi-annual, quarterly or monthly payment modes.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

o ADMINISTRATIVE CHARGE. The current administrative charge is $31 per month during the first policy year if you selected semi-annual or more frequent planned premiums ($6 per month if you selected annual planned premiums). During subsequent policy years, the administrative charge is currently $6 per month regardless of the planned premium schedule you selected. This charge is guaranteed never to be more than $8 per month.

   This charge is designed to cover the continuing costs of maintaining your policy, such as billing, policy transactions and policyowner communications. In the case of policies not on an annual mode, the higher first year monthly charge is also intended to cover the costs discussed above under INITIAL ADMINISTRATIVE CHARGE. This charge is designed to reimburse us for expenses and we do not expect to profit from it.

o COST OF INSURANCE CHARGE. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured person at that time. The net amount at risk is the difference between the current death benefit and the amount in your Policy Account.

   Your cost of insurance charge will vary from month to month with changes in the net amount at risk. For example, if the current death benefit for the month is increased because the death benefit is based on a percentage multiple of the Policy Account, then the net amount at risk for the month will increase. Assuming the percentage multiple is not in effect, increases or decreases to the Policy Account will result in a corresponding increase or decrease to the net amount at risk under Option A policies, but no change to the net amount at risk under Option B policies. Increases or decreases to the Policy Account can result from making premium payments, investment experience or the deduction of charges.

   The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. After the first policy year, the current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables.

   The current and guaranteed monthly cost of insurance rates are determined based on the sex, age and rating class of the insured person and the Face Amount of the policy at the time of the charge. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since a policy has been issued) and on whether the insured person is a non-smoker.

   The current rate for a policy after the tenth policy year is less than the rate that applies during the first ten policy years for a policy of the same Face Amount on an insured person of the same sex, age, rating class and smoker status. This cost of insurance charge reduction applies on a current basis and is not guaranteed. Because Incentive Life was first offered in 1986, no cost of insurance charge reflecting a reduction for duration has yet been made by Equitable Variable.

   Lower current cost of insurance rates apply at most ages for insured persons who qualify as non-smokers. To qualify, an insured person must be at standard risk and must meet additional requirements that relate to smoking habits. In addition, the insured person must be age twenty or over. Insured persons who are under twenty years of age may ask us to review their current smoking habits when they reach their twentieth birthday.

   Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and risk class. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

o CHARGES FOR ADDITIONAL BENEFITS. The cost of any additional benefits you choose will be deducted monthly. Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

Any changes in the cost of insurance, charges for additional benefits or administrative charges will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

In addition to the monthly deductions from your Policy Account described above, we charge fees for certain policy transactions: see PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT on page 11, CHANGES IN INSURANCE PROTECTION on page 8, TRANSFERS OF POLICY ACCOUNT VALUE on page 10. Also, if, after your policy is issued, you request more than one illustration in a policy year, we may charge a fee. See ILLUSTRATIONS OF POLICY BENEFITS in Part 24.

HOW POLICY ACCOUNT CHARGES ARE ALLOCATED. Generally, deductions from your Policy Account for monthly charges are made from the divisions of our Separate Account and the unloaned portion of our Guaranteed Interest Division in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See FLEXIBLE PREMIUMS on page 7. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportion that your unloaned amounts in the Guaranteed Interest Division and your amounts in the divisions of the Separate Account bear to the total unloaned value of your Policy Account.

CHARGES AGAINST THE SEPARATE ACCOUNT. These charges are reflected in the unit values for the divisions of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE on page 9.

o A charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual rate is .60%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. If the amount collected from this charge exceeds losses from the risks assumed, it will be to our profit.

o We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which will reduce the investment experience of the divisions of the Separate Account. See TAX EFFECTS on page 15.

TRUST CHARGES. Our Separate Account purchases shares of the Trust at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Trust. The Trust does not impose a sales charge. See THE TRUST'S INVESTMENT ADVISER on page 4.

SURRENDER CHARGE. No deductions are made from premiums for sales expenses. We incur various sales and promotional expenses in connection with selling Incentive Life, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. We pay these expenses from our own resources, including any surrender charge we might collect and any profit we may earn on the charges deducted under the policy.

There is a difference between the amount in your Policy Account and the Cash Surrender Value of your policy for the first ten policy years. This difference is the surrender charge, a contingent deferred sales load. It is a contingent load because you pay it only if you surrender your policy (or reduce its Face Amount or let it lapse) during the first ten policy years. It is a deferred load because we do not deduct it from your premiums. Because the surrender charge is contingent and deferred, the amount we might collect in a policy year is not related to the actual sales expenses for that year.

To determine surrender charges, "target" premiums are used. Target premiums are not based on the "planned" premium you determine. See FLEXIBLE PREMIUMS on page
7. In general, a target premium would equal the amount of annual premium necessary to maintain a fixed whole life insurance policy for the same face amount on the life of the insured person. Target premiums are based on the age of the insured person and the initial Face Amount of the policy. Except in certain circumstances, the sex of the insured person is also a factor in determining target premiums. See COST OF INSURANCE CHARGE on page 12.

The maximum surrender charge for your policy will be shown on the Policy Information Page and will equal 50% of one target premium. This maximum will not vary based on the amount of premiums you pay or when you pay them. After the first six policy years, this maximum surrender charge begins to decrease by 20% per year. After ten years, there is no surrender charge.

Subject to the maximum, the surrender charge is calculated based on actual premium payments. The surrender charge equals 30% of premium payments made during the first policy year up to the amount of one target premium and 9% of any additional premiums paid during the first ten policy years.

Attempting to structure the timing and amount of premium payments to reduce the potential surrender charge below the maximum is not recommended. Paying small amounts of premium in the policy's first ten years to reduce the potential surrender charge could increase the risk that your policy will lapse. If payments are structured in this manner, the amounts in your Policy Account would need to receive favorable investment performance for your policy not to lapse (performance in which, as a result of the payment structure, you would not fully participate).

If you request a Face Amount reduction during the first ten policy years, we will consider it a partial surrender and may deduct a portion of the surrender charge. If you increase the Face Amount and later ask for a decrease, a surrender charge will apply only to a decrease below the original Face Amount. Generally, the pro rata surrender charge for a partial surrender will be determined by dividing the amount of the Face Amount decrease (below the initial Face Amount) by the initial Face Amount and multiplying that fraction by the surrender charge. See TAX EFFECTS on page 15 for a discussion of the tax consequences of changing the Face Amount.

ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE

YOUR POLICY CAN LAPSE. Your insurance coverage under Incentive Life continues as long as the Net Cash Surrender Value of the policy is enough to pay the monthly deductions. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest. If the Net Cash Surrender Value at the beginning of any policy month is less than the deductions for that month, a 61-day grace period will begin. We will notify you, and any assignees on our records, in writing, that the grace period has begun and indicate the payment that is needed to avoid policy lapse at the end of the grace period. The required payment will approximate an amount which would increase the Net Cash Surrender Value to cover total monthly deductions for three months (without regard to any investment performance in the Policy Account).

The required payment and any residual Policy Account value will be used to cover the overdue deductions. However, if your Policy Account has unfavorable investment experience, the required payment may not be sufficient to cover the overdue deductions on the date we receive the payment. In this case, a new 61-day grace period will begin.

If we do not receive payment within the 61 days, your policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the overdue deductions, any applicable surrender charge and any unpaid loan and accrued loan interest. We will inform you, and any assignee, at last known addresses that your policy has ended without value. See TAX EFFECTS on page 15 for the potential tax consequences of policy lapse.

YOU MAY REINSTATE THE POLICY. You may reinstate the policy within three years after it lapses if:

o you provide evidence that the insured person (and any other person insured under a rider) is still insurable, and

o  you make the premium payment that we require to reinstate the policy.

The effective date of the reinstated policy will be the beginning of the policy month which coincides with or follows the date we approve your reinstatement application. Upon reinstatement, there will be no further surrender charges applied against the policy. Previous loans will not be reinstated. Some states may vary the time period and conditions for reinstatement.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When an application for an Incentive Life policy is completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, any premium paid will be refunded.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Final Policy Date is the policy anniversary nearest the insured person's 95th birthday. The policy ends on that date and the maturity benefit is paid if the insured person is still alive.

The Register Date, also shown on the Policy Information Page, is used to measure policy years and policy months. Charges and deductions under the policy are first made as of the Register Date. As to when coverage under the policy begins, see FLEXIBLE PREMIUMS on page 7.

Generally, we determine the Register Date based upon when we receive your full initial premium. In most cases:

o If you submit the full initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date part I of the policy application was signed or, (b) the date part II of the policy application was signed by a medical professional.

o If we do not receive your full initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.

We may permit corporate policyowners to backdate a Register Date (up to six months) in order to coordinate a single premium payment date for all employees. We may also permit policyowners to advance a Register Date (up to three months) in employer-sponsored payroll deduction cases. Backdating the Register Date (up to six months) may also be permitted to save age.

The investment start date is the date that your initial net premium begins to vary with the investment performance of the divisions of the Separate Account or accrue interest in the Guaranteed Interest Division. Generally, the investment start date will be the same as the Register Date if the full initial premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full initial premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be invested. The investment start date for policies with backdated Register Dates will also be the date the premium is received at our Administrative Office. Any subsequent premium payment received after the investment start date for the initial premium payment will begin to experience investment performance as of the date such payment is received at our Administrative Office. Remember, your net initial premium may be temporarily allocated to the Money Market Division of the Separate Account prior to allocation in accordance with your instructions.
See FLEXIBLE PREMIUMS on page 7.

Generally, when we refer to the age of the insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the effect of the current Federal income tax laws as currently interpreted on Incentive Life policies owned by U.S. resident individuals. The tax effects on corporate taxpayers subject to the Federal alternative minimum tax, non-U.S. residents and non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY PROCEEDS. An Incentive Life policy will be treated as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code (the Code) and as long as the portfolios of the Trust satisfy the diversification requirements under the Code. We believe that Incentive Life will meet these requirements, and that under Federal income tax law:

o the death benefit received by the beneficiary under your Incentive Life policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a loan or a partial withdrawal.

Special tax rules may apply, however, if you transfer your ownership of the policy. Consult your tax adviser before any transfer of your policy.

The Federal income tax consequences of a distribution from your policy will depend on whether your policy is determined to be a "modified endowment." The character of any income recognized will be ordinary income as opposed to capital gain.

A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual premiums. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change would occur if there was a substitution of the insured person, and could also occur as a result of a change in death benefit option, the selection of additional benefits, an increase in Face Amount and certain other changes.

If the benefits under your policy are reduced during the first seven policy years after entering into the policy (or within seven years after a material change), for example, by requesting a decrease in Face Amount or in some cases by making partial withdrawals or terminating additional benefits under a rider, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limits, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment will also be considered a modified endowment.

Changes made to a life insurance policy, for example, a decrease in benefits, a policy lapse or the reinstatement of a lapsed policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, action may be necessary for your policy to continue to qualify as life insurance. See POLICY CHANGES below.

IF YOUR INCENTIVE LIFE POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first fifteen policy years, the proceeds from a partial withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent your Policy Account value exceeds your Basis in your policy. The portion subject to tax will depend upon the ratio of your death benefit to the Policy Account value (or in some cases the premiums paid) under your policy and the age of the insured person at the time of the withdrawal. In addition, if at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. In addition, if a policy lapses while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Upon the Final Policy Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax.

IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

A 10% penalty tax will also apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions
(i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy lapses while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Final Policy Date the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy. The Separate Account, through the Trust, intends to comply with these requirements.

In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular divisions of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for Federal income tax purposes. Under current law we believe that Equitable Variable, and not the owner of the policy, would be considered the owner of the assets of the Separate Account.

POLICY CHANGES. For you and your beneficiary to receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We have reserved in the policy the right to decline to accept all or part of any premium payments, decline to change death benefits, or decline to make partial withdrawals that we believe would cause your policy to fail to qualify. We may also make changes in the policy or its riders or require additional premium payments or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given advance written notice of such changes.

TAX CHANGES. The United States Congress has in the past considered, is currently considering and may in the future consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you, the insured or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effect regardless of the date of enactment. We suggest you consult your legal or tax adviser.

ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under Incentive Life will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at that time. The generation skipping tax provisions generally apply to "transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. If we believe a generation skipping tax may be payable, we may be required to withhold tax from benefits payable unless we receive proper written evidence that no such tax is payable. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or a child.

The particular situation of each policyowner or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes as well as state and local estate, inheritance and other taxes.

PENSION AND PROFIT-SHARING PLANS. If Incentive Life policies are purchased by a fund which forms part of a pension or profit-sharing plan qualified under Sections 401(a) or 403 of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account value will not be subject to Federal income tax. However, the Policy Account value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his Policy Account or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for Federal income tax purposes and the right of the beneficiary to death benefits. Employees and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). You should consult your legal adviser.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any division of the Separate Account for taxes. We reserve the right to make a charge in the future if we incur income tax which is attributable to the Separate Account. If such a charge is made, it would be set aside as a provision for taxes which we would keep in the affected division rather than in our General Account. We anticipate that our variable life policyowners would benefit from any investment earnings that are not needed to maintain this provision.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to make tax payments later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

PART 3:       ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the divisions of our Separate Account in shares of the corresponding Trust portfolios. Equitable Variable is the legal owner of the shares and will attend, and has the right to vote at, any meeting of the Trust's shareholders. Among other things, we may vote on any matters described in the Trust's prospectus or requiring a vote by shareholders under the Investment Company Act of 1940 (the
Act).

Even though we own the shares, to the extent required by the Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of Trust shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any Trust shares that we are entitled to vote directly due to amounts we have accumulated in our Separate Account in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Trust in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the Trust portfolios corresponding to the Separate Account divisions to which your Policy Account is allocated. The number of Trust shares in each division that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that division by the net asset value of one share of the corresponding Trust portfolio as of the record date set by the Trust's Board for the Trust's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Trust. Fractional shares are counted.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing voting instructions. In certain cases, we may disregard instructions relating to changes in the Trust's adviser or the investment policies of its portfolios. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

SEPARATE ACCOUNT VOTING RIGHTS. Under the Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE below) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the divisions of the Separate Account. We will cast votes attributable to amounts we have in the divisions of the Separate Account in the same proportions as votes cast by policyowners.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o add divisions to, or remove divisions from, the Separate Account, combine two or more divisions within the Separate Account, or withdraw assets relating to Incentive Life from one division and put them into another;

o  register or end the registration of the Separate Account under the Act;

o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable Variable under the Act);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the divisions in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a division, you will be notified as required by law. We may, for example, cause the division to invest in a mutual fund other than, or in addition to, the Trust. If you then wish to transfer the amount you have in that division to another division of the Separate Account or to the Guaranteed Interest Division, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Policy Account value, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated arrangement), transfers of amounts between investment divisions and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or reinstated. Some states may require that we measure this time in some other way.

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in Face Amount or a substitution of insured) after the change has been in effect for two years during the insured person's lifetime.

o We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled after two years from the later of the Issue Date or the date as of which the additional benefit rider became effective. We can require proof of continuing disability while such a rider is in effect as specified in the rider.

If the insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. If the insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding policy loan, accrued loan interest and any partial withdrawals of Net Cash Surrender Value. If the insured person commits suicide within two years after the effective date of an increase in Face Amount that you requested, we will pay the death benefit based on the Face Amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the transaction charge for the Face Amount increase). A new two-year suicide and contestability period will begin on the date of substitution following a substitution of insured. (Some states require that we measure this time by some other date.)

YOUR PAYMENT OPTIONS

Policy benefits or other payments, such as the Net Cash Surrender Value, may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any division of the Separate Account. Instead, interest accrues pursuant to the options chosen.

You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See YOUR BENEFICIARY below). If you do not arrange for a specific form of payment before the insured person dies, the beneficiary will be paid through the Equitable Access Account. See WHEN WE PAY POLICY PROCEEDS below. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the insured person dies. Different payment options may result in different tax consequences.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by writing to our Administrative Office. If no beneficiary is living when the insured person dies, we will pay the death benefit in equal shares to the insured person's surviving children. If there are no surviving children, we will pay the death benefit to the insured person's estate.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in the policy to someone else as collateral for a loan or for some other reason. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the insured person and will not be affected by subsequent changes in the unit values of the divisions of the Separate Account. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook to the agent within seven days after we receive the required documents. The agent will deliver the checkbook to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of any Net Cash Surrender Value or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Division for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Division.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies. As a result, the provisions of the Incentive Life policy may vary somewhat from jurisdiction to jurisdiction. State variations will be covered by a supplement to this prospectus or policy endorsement as appropriate.

The Second Series Incentive Life policy (Plan No. 88-300) has been filed with and approved by insurance officials in 50 states, Puerto Rico and the Virgin Islands. No Incentive Life policy is available in the District of Columbia. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES

Equitable Variable may vary the charges and other terms of Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Incentive Life policies. These variations will be made only in accordance with uniform rules that we establish.

OUR SPECIAL OFFER POLICY. In 1989, Equitable Variable introduced its Second Series Incentive Life policy, which is the policy described in this prospectus. Subject to the rules discussed below, Equitable Variable will offer a modified version of the First Series Incentive Life policy (the "Special Offer Policy") to qualified offerees. Set forth below are modifications to the discussion in this prospectus which are appropriate with respect to the Special Offer Policy.

o ADDING INTEREST IN THE GUARANTEED INTEREST DIVISION (page 6). Interest credited to any loaned amounts in the Guaranteed Interest Division is allocated to the unloaned portion of the Guaranteed Interest Division at the end of the policy month.

o FLEXIBLE PREMIUMS (page 7). We have not reserved the right to limit the amount of any premium payments which are in addition to your planned premium.

o TRANSFERS OF POLICY ACCOUNT VALUE (page 10). You may tell us how much of the charge, if any, for transfers of Policy Account value to allocate to your values in each of the divisions of the Separate Account or to the unloaned value in the Guaranteed Interest Division. If you do not provide specific instructions, we will allocate the charge as described under HOW POLICY ACCOUNT CHARGES ARE ALLOCATED on page 13.

o BORROWING FROM YOUR POLICY ACCOUNT (page 11). You may borrow up to 100% of your policy's Net Cash Surrender Value.

o PARTIAL WITHDRAWALS FROM YOUR POLICY ACCOUNT (page 11). We have not reserved the right to decline a request for a partial withdrawal. However, any such request will be subject to our approval and the conditions listed on page 11.

o ALLOCATION OF WITHDRAWALS AND CHARGES (page 12). You may specify how much of the withdrawal you want taken from your amounts in each of the divisions of the Separate Account and your unloaned amounts in the Guaranteed Interest Division. If you do not provide specific instructions or we cannot make the withdrawal in accordance with your directions, we will withdraw the amount in the manner described for deductions under HOW POLICY ACCOUNT CHARGES ARE ALLOCATED on page 13. Unless you specify otherwise, the charge for partial withdrawals will also be deducted in this manner.

o DEDUCTIONS FROM YOUR PREMIUMS (page 12). Regardless of the mode of premium payment selected on your application, a $250 administrative charge will be deducted from your initial premium.

o CURRENT COST OF INSURANCE RATES are generally less than those under the Second Series Incentive Life policy. However, the current rates for females at certain ages and for females who do not qualify as non-smokers are higher than those that are applicable to females under the Second Series Incentive Life policy. Moreover, the current annual cost of insurance rates under the Special Offer Policy for male non-smokers at certain issue ages in later policy years may be higher than rates under the Second Series Incentive Life policy for these insureds, but over the life of the contract the cumulative current cost of insurance rates for the Special Offer Policy are lower than those under the Second Series Incentive Life policy. Also, if the Face Amount of a Special Offer Policy is reduced below $200,000, higher current cost of insurance rates will apply.

   The current rates for the Special Offer Policy, unlike those for the Second Series Incentive Life policy, do not vary depending on duration. This means that the current rate is the same for all Special Offer Policies of the same Face Amount on an insured person of the same age, rating class and smoker status -- regardless of how many policy years the policies have been in effect.

   THE MAXIMUM COST OF INSURANCE RATES under the Special Offer Policy are the same as those that apply to males under the Second Series policy. As a result, a female would have higher maximum rates under the Special Offer
   Policy than under the Second Series policy. The maximum rates will be set forth in the Special Offer Policy when it is issued. See COST OF INSURANCE CHARGE on page 12.

o THE SURRENDER CHARGES imposed on face amount decreases will be modified by shortening to five years the period to which the pro-rata surrender charge applies, and by not imposing this charge unless the cumulative reduction in Face Amount for a policy exceeds 20% of the initial Face Amount. The modified surrender charges will be set forth in the Special Offer Policy when it is issued. See SURRENDER CHARGE on page 13.

Under Equitable Variable's current rules, the Special Offer Policy will be offered where the following conditions are met:

o  an employer-employee relationship is present;

o a minimum of five policies are issued, each on the life of a different eligible insured person;

o the persons proposed to be insured under the policies are deemed by us to be highly compensated individuals;

o  the initial Face Amount of each of the policies is $500,000 or greater;

o the minimum initial premium under each of the policies is remitted to Equitable Variable by the employer; and

o certain undertakings, which may be required by Equitable Variable in certain situations, have been submitted to Equitable Variable.

EQUITABLE VARIABLE MAY MODIFY THESE RULES FROM TIME TO TIME AND MAY ALSO TERMINATE OFFERING THE SPECIAL OFFER POLICY AT ANY TIME.

DISTRIBUTION

Prior to May 1, 1994, we were the principal underwriter of the Trust under a Distribution Agreement. In addition, Equitable distributed our policies under a Sales Agreement. Effective May 1, 1994, these underwriting and distribution responsibilities will be transferred to Equico Securities, Inc. (Equico), a wholly-owned subsidiary of Equitable, whose principal business address is 1755 Broadway, New York, NY 10019. Equico is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (the Exchange Act) and is a member of the National Association of Securities Dealers, Inc. Equico will be paid a fee for its services as distributor of our policies.

We sell our policies through agents who are licensed by state insurance officials to sell our variable life policies. These agents are also registered representatives of Equico. The agent who sells you this policy receives sales commissions from Equitable. We reimburse Equitable from our own resources, including any Surrender Charges we might collect. Generally, during the first policy year, the agent will receive an amount equal to a maximum of 40% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount. For policy years two through ten, the agent receives an amount up to a maximum of 8% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount; and, for years eleven and later, the agent receives an amount up to 3% of the premiums paid. Following a Face Amount increase, commissions on a portion of the premium will be calculated using first year commission rates. Agents with limited years of service may be paid differently. Commissions paid to agents based upon refunded premiums may be recovered.

We also sell our policies through independent brokers who are licensed by state insurance officials to sell our variable life policies. They will also be registered representatives either of Equico or of another company registered with the SEC as a broker-dealer under the Exchange Act. The commissions for independent brokers will be no more than those for agents and the same policy for recovery of commissions applies. Commissions will be paid through the registered broker-dealer.

Equitable performs certain sales and administrative duties for us, pursuant to a written agreement which is automatically renewed each year, unless either party terminates. Under this agreement, we pay Equitable for salary costs and other services and an amount for indirect costs incurred through our use of Equitable personnel and facilities. We also reimburse Equitable for sales expenses related to business other than variable life insurance policies. The amounts paid and accrued to Equitable by us under the sales and services agreements totalled approximately $355.7 million in 1993, $374.9 million in 1992, and $336.6 million in 1991.

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

ACCOUNTING AND ACTUARIAL EXPERTS

The financial statements of Equitable Variable and of the Separate Account included in this prospectus have been audited for the year ended December 31, 1993 by Price Waterhouse and for the years ended December 31, 1992 and 1991 by Deloitte & Touche, as stated in their respective reports. The financial statements of the Separate Account and Equitable Variable for the year ended December 31, 1993 included in this prospectus have been so included in reliance on the report of Price Waterhouse, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of the Separate Account and Equitable Variable for the years ended December 31, 1992 and 1991 included in this prospectus have been so included in reliance on the reports of Deloitte & Touche, independent accountants, given upon the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable Variable contained in this prospectus should be considered only as bearing upon the ability of Equitable Variable to meet its obligations under the Incentive Life policies. They should not be considered as bearing upon the investment experience of the divisions of the Separate Account.

Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.


MANAGEMENT

Here is a list of our directors and principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, the following persons have been involved in the management of Equitable and its subsidiaries in various positions for the last five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.


NAME AND PRINCIPAL             BUSINESS EXPERIENCE
BUSINESS ADDRESS               WITHIN PAST FIVE YEARS
----------------               ----------------------
DIRECTORS
Michel Beaulieu..............  Director of Equitable  Variable since February 1992.  Senior Vice  President,  Equitable,  since
                               September  1991;  prior thereto,  Chief Life Actuary AXA group 1989 to 1991;  Managing  Director
                               Blondeau & CIE (France) 1986 to 1989. Director, Equity & Law (London).

Jerry de St Paer.............  Director of Equitable  Variable since April 1992.  Executive  Vice  President & Chief  Financial
                               Officer,  Equitable,  since April 1992;  prior thereto,  Executive Vice President since December
                               1990;  Senior Vice  President & Treasurer  June 1990 to December  1990;  Senior Vice  President,
                               Equitable Investment  Corporation January 1987 to January 1991; Executive Vice President & Chief
                               Financial  Officer,  Equitable  Companies  Inc.  since May  1992;  Director,  Economic  Services
                               Corporation & various Equitable subsidiaries.

William T. McCaffrey.........  Director of Equitable Variable since February 1987. Executive Vice President,  Equitable,  since
                               February 1986 and Chief  Administrative  Officer since  February 1988;  prior  thereto,  various other Equitable positions. Director, Equitable Foundation since September 1986.

Harvey Blitz.................  Director of Equitable  Variable  since  October 1992.  Senior Vice  President,  Equitable  since
                               September 1987. Senior Vice President, The Equitable Companies,  Incorporated,  since July 1992.
                               Director,  Equico  Securities,  Inc.,  since  September  1992; The Equitable of Colorado,  since
                               September 1992;  Traditional Equinet Business Corporation of New York and its subsidiaries since
                               October 1992.

Christophe Dupont-Madinier...  Director of Equitable Variable since February 1993. Senior Vice President,  AXA (Paris, France),
                               since  1988.  Director,   Donaldson,  Lufkin  &  Jenrette,  Inc.;  Alliance  Capital  Management
                               Corporation, Equitable Real Estate Investment Management, Inc.

Pascal Thebe.................  Director of Equitable  Variable since  February 1993.  Vice  President,  Equitable,  since March
                               1993.  Prior thereto,  Vice President,  AXA (Paris),  since March 1992;  Vice  President,  Alpha
                               Assurances, since June 1989; Actuary, Drout Assurances, since 1986.
OFFICERS--DIRECTORS

James M. Benson..............  President,  Equitable  Variable  since  December,  1993;  Vice Chairman of the Board,  Equitable
                               Variable since July 1993.  President and Chief Operating  Officer,  Equitable,  February 1994 to
                               present;  Senior  Executive  Vice  President,  April  1993  to  February  1994.  Prior  thereto,
                               President, Management Compensation Group, 1983 to February 1993.

Gordon Dinsmore..............  Senior  Vice  President,  Equitable  Variable,  since  February  1991.  Senior  Vice  President,
                               Equitable since September 1989; prior thereto,  various other Equitable positions.  Director and
                               Senior Vice President,  March 1991 to present,  Equitable of Colorado;  Director, FHJV Holdings,
                               Inc., December 1990 to present; Director, Equitable Capital Securities Corporation,  August 1993
                               to present, and Director Equitable Foundation, May 1991 to present.

Richard H. Jenrette..........  Senior  Investment  Officer,  Equitable  Variable,  since  September  1988;  Chairman  and Chief
                               Executive Officer, The Equitable Companies  Incorporated,  since May 1992; Chairman of Executive
                               Committee,  Equitable, since February 1994. Prior thereto, Chairman since May 1987. Chairman and
                               Chief  Executive  Officer  from May 1990 to  September  1992.  Chairman,  Donaldson,  Lufkin and
                               Jenrette,  Inc., since December 1973. Director,  AXA since July 1991 and various other Equitable subsidiaries. Director, McGraw-Hill, Inc., since January 1993.

NAME AND PRINCIPAL             BUSINESS EXPERIENCE
BUSINESS ADDRESS               WITHIN PAST FIVE YEARS
----------------               ----------------------
OFFICERS--DIRECTORS (Continued)

James S. Kalmer..............  Senior Vice President,  Equitable  Variable,  since February 1991. Vice President since December
                               1987.  Senior Vice President,  Equitable,  since September 1989, prior thereto,  Vice President.
                               Director,  Traditional  Equinet Business  Corporation of New York (TRAEBCO) and its subsidiaries since March 1991.

Joseph J. Melone.............  Chairman of the Board and Chief  Executive  Officer,  Equitable  Variable,  since November 1990;
                               Chairman  of the  Board  and Chief  Executive  Officer,  Equitable,  February  1994 to  present;
                               President and Chief  Executive  Officer,  September 1992 to February  1994;  President and Chief
                               Operating  Officer from November 1990 to September 1992.  President and Chief Operating  Officer
                               of The  Equitable  Companies  Incorporated  since  July  1992.  Prior  thereto,  President,  The
                               Prudential  Insurance Company of America,  since December 1984.  Director,  Equity & Law (United
                               Kingdom)  and  various  other   Equitable subsidiaries.

Brian O'Neil.................  Senior Vice President and Chief  Investment  Officer,  Equitable  Variable,  since October 1992.
                               Executive  Vice  President & Chief  Investment  Officer,  Equitable,  since  April  1992;  prior thereto;  Senior Vice President  since February 1989;  Vice President from July 1988 to February
                               1989. Senior Vice President, Equitable Capital, from November 1987 to March 1989.

Samuel B. Shlesinger.........  Senior Vice  President,  Equitable  Variable,  since  February  1988.  Senior Vice President and
                               Actuary, Equitable; prior thereto, Vice President and Actuary.

Dennis D. Witte..............  Senior  Vice  President,  Equitable  Variable,  since  February  1991;  Senior  Vice  President,
                               Equitable, since July 1990; prior thereto, various other Equitable positions.
OFFICERS

J. Thomas Liddle, Jr.........  Senior Vice President and Chief  Financial  Officer,  Equitable  Variable,  since February 1986.
                               Senior Vice President,  Equitable since April 1991;  prior thereto,  Vice President and Actuary,
                               Equitable.

Franklin Kennedy, III........  Vice President,  Equitable Variable, since August 1981. Senior Vice President,  Alliance Capital
  1345 Avenue of the Americas  Management  Corporation,  July  1993  to  present;  Senior  Vice  President,  Equitable  Capital
  New York, New York 10105     Management  Corporation,  March 1987 to July 1993.  Vice  President,  The  Hudson  River  Trust.
                               Managing  Director  and Chief  Investment Officer,  Equitable Investment Management Corporation,
                               from November 1983 to January 1987.

William A. Narducci..........  Vice  President  and  Chief  Claims  Officer,  Equitable  Variable  since  February  1989.  Vice
  200 Plaza Drive              President, Equitable since February 1988; prior thereto, Assistant Vice President.
  Secaucus, New Jersey 07096

John P. Natoli...............  Vice President and Chief Underwriting  Officer,  Equitable  Variable,  since February 1988. Vice
  2 Penn Plaza                 President, Equitable.
  New York, New York 10121

Molly K. Heines..............  Secretary,  Equitable  Variable,  since February 1991; Vice President and Secretary,  Equitable,
                               since July 1990; prior thereto, Vice President & Counsel.

Kevin R. Byrne...............  Treasurer,  Equitable  Variable,  since September 1990; Vice President and Treasurer,  Equitable
                               Life since  September  1993;  prior thereto,  Vice President from March 1989 to September  1993.
                               Vice President and Treasurer, The Equitable Companies Incorporated,  September  1993 to present;
                               Frontier  Trust  since  August  1990;  Traditional  Equinet  Business  Corporation  of New  York
                               (TRAEBCO)  and its  subsidiaries  October 1990 to present.

Stephen Hogan................  Vice President and Controller,  Equitable  Variable,  February 1994 to present.  Vice President,
                               Equitable, January 1994 to present; prior thereto,  Controller, John Hancock subsidiaries,  from
                               1987 to December 1993.

PART 4:       ILLUSTRATIONS OF POLICY BENEFITS

To help clarify how the key financial elements of the policy work, a series of tables has been prepared. The tables show how death benefits, Policy Account and Cash Surrender Values ("policy benefits") under hypothetical Incentive Life policies could vary over time if the divisions of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual policy benefits will differ from those shown in the tables if the annual investment returns AVERAGE 0%, 6% or 12% over a period of years but go above or below those figures in individual policy years. Actual policy benefits will also differ, depending on your premium allocations to each division, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual investment divisions. The tables are for a 40 year old standard risk male non-smoker. Planned premium payments of $3,000 for an initial Face Amount of $200,000 are assumed to be paid at the beginning of each policy year. The difference between the Policy Account and the Cash Surrender Values in the first ten years is the surrender charge. See SURRENDER Charge on page 14.

The tables illustrate cost of insurance and expense charges (policy cost factors) at both the current rates and at the maximum rates guaranteed in the policies. Beginning in year eleven, the current charges reflect the lower current cost of insurance rates applicable to policies in effect for longer than ten policy years. The amounts shown at the end of each policy year reflect a daily charge against the Separate Account investment divisions of .60% for mortality and expense risks, .50% for investment management and .10% for direct Trust expenses. The assumption for investment management fees is no less than the average of the effective annual advisory fees applicable to each Trust portfolio during 1993 and the maximum advisory fee for the Equity Index Portfolio. The charge reflected for direct Trust expenses is no less than the aggregate actual charges incurred by the portfolios of the Trust as a percentage of aggregate average daily Trust net assets during 1993. The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.20%, on 6% it would be 4.73%, and on 12% it would be 10.66%. Remember, however, that investment management fees and direct Trust expenses vary by portfolio. See THE TRUST'S INVESTMENT ADVISER on page 4.

The Tables assume an initial administrative charge of $250 and an applicable tax rate of 2% of premiums for the deduction for premium taxes. There are tables for both death benefit Option A and death benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current tables assume that the monthly administrative charge remains constant at $6. The guaranteed tables assume that the monthly charge is $6 in the first year and $8 thereafter. The tables reflect the fact that no charge is currently made for Federal taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on the age and sex of the proposed insured person, standard risk assumptions and an initial Face Amount and planned premium of your choice. If you purchase a policy, we will, on request, deliver an individualized illustration reflecting the planned premium you have chosen and the insured person's actual risk class. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Policy Account value. If you request illustrations more than once in any policy year, we may charge for the illustration.

                                 INCENTIVE LIFE

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

PLANNED PREMIUM $3,000                              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                    NON-SMOKER            DEATH BENEFIT OPTION A
                            ASSUMING CURRENT CHARGES


                                    DEATH BENEFIT(2)                  POLICY ACCOUNT(2)              CASH SURRENDER VALUE(2)
                              ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
   END OF                     ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   ------------------------------     -----------------------------     -----------------------------
    YEAR       PREMIUMS(1)      0%         6%         12%          0%        6%        12%          0%         6%        12%
   ------      -----------   --------   --------   --------     -------   --------   --------     -------   --------   --------
      1         $  3,150     $200,000   $200,000   $200,000     $ 2,223   $  2,369   $  2,515     $ 1,474   $  1,620   $  1,766
      2            6,458      200,000    200,000    200,000       4,648      5,093      5,555       3,629      4,074      4,536
      3            9,930      200,000    200,000    200,000       7,016      7,918      8,892       5,876      6,778      7,752
      4           13,577      200,000    200,000    200,000       9,332     10,853     12,563       8,192      9,713     11,423
      5           17,406      200,000    200,000    200,000      11,593     13,901     16,599      10,453     12,761     15,459

      6           21,426      200,000    200,000    200,000      13,800     17,068     21,044      12,660     15,928     19,904
      7           25,647      200,000    200,000    200,000      15,930     20,337     25,919      15,018     19,425     25,007
      8           30,080      200,000    200,000    200,000      17,986     23,716     31,275      17,302     23,032     30,591
      9           34,734      200,000    200,000    200,000      19,976     27,219     37,174      19,520     26,763     36,718
     10           39,620      200,000    200,000    200,000      21,899     30,850     43,677      21,671     30,622     43,449

     15           67,972      200,000    200,000    200,000      31,113     51,852     88,626      31,113     51,852     88,626

     20          104,158      200,000    200,000    220,001      39,113     78,063    164,180      39,113     78,063    164,180

 25 (age 65)    $150,340     $200,000   $200,000   $353,037     $44,977   $110,499   $289,375     $44,977   $110,499   $289,375

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


                               INTERNAL RATE OF RETURN            INTERNAL RATE OF RETURN
                               ON CASH SURRENDER VALUES               ON DEATH BENEFIT
                              ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL RATE OF RETURN OF           ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED    ---------------------------     ---------------------------------
    YEAR       PREMIUMS(1)       0%        6%       12%          0%          6%          12%
   ------      -----------    -------   -------   -------     ---------   ---------   ---------
      1         $  3,150      -50.85%   -46.00%   -41.14%     6,566.67%   6,566.67%   6,566.67%
      2            6,458      -29.18    -23.19    -17.25        668.03      668.03      668.03
      3            9,930      -19.85    -13.52     -7.28        267.20      267.20      267.20
      4           13,577      -14.70     -8.28     -1.96        153.63      153.63      153.63
      5           17,406      -11.81     -5.34      1.01        103.51      103.51      103.51

      6           21,426       -9.98     -3.48      2.88        76.08        76.08       76.08
      7           25,647       -8.39     -1.95      4.37        59.05        59.05       59.05
      8           30,080       -7.33     -0.92      5.37        47.57        47.57       47.57
      9           34,734       -6.57     -0.18      6.09        39.36        39.36       39.36
     10           39,620       -6.01      0.37      6.64        33.24        33.24       33.24

     15           67,972       -4.77      1.75      8.08        17.17        17.17       17.17

     20          104,158       -4.28      2.44      8.85        10.46        10.46       11.23

 25 (age 65)    $150,340       -4.21%     2.86%     9.28%        6.90%        6.90%      10.53%

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 INCENTIVE LIFE

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

PLANNED PREMIUM $3,000                              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION A
                           ASSUMING GUARANTEED CHARGES


                                    DEATH BENEFIT(2)                  POLICY ACCOUNT(2)              CASH SURRENDER VALUE(2)
                              ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
   END OF                     ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   ------------------------------     -----------------------------     -----------------------------
    YEAR       PREMIUMS(1)      0%         6%         12%          0%        6%        12%          0%         6%        12%
   ------      -----------   --------   --------   --------     -------   --------   --------     -------   --------   --------
      1         $  3,150     $200,000   $200,000   $200,000     $ 2,223   $ 2,369    $  2,515     $ 1,474   $ 1,620    $  1,766
      2            6,458      200,000    200,000    200,000       4,368     4,804       5,258       3,349     3,785       4,239
      3            9,930      200,000    200,000    200,000       6,440     7,307       8,247       5,300     6,167       7,107
      4           13,577      200,000    200,000    200,000       8,436     9,878      11,504       7,296     8,738      10,364
      5           17,406      200,000    200,000    200,000      10,356    12,520      15,060       9,216    11,380      13,920

      6           21,426      200,000    200,000    200,000      12,193    15,229      18,943      11,053    14,089      17,803
      7           25,647      200,000    200,000    200,000      13,948    18,011      23,189      13,036    17,099      22,277
      8           30,080      200,000    200,000    200,000      15,618    20,865      27,838      14,934    20,181      27,154
      9           34,734      200,000    200,000    200,000      17,199    23,792      32,933      16,743    23,336      32,477
     10           39,620      200,000    200,000    200,000      18,685    26,792      38,523      18,457    26,564      38,295

     15           67,972      200,000    200,000    200,000      24,383    42,756      76,001      24,383    42,756      76,001

     20          104,158      200,000    200,000    200,000      26,069    59,873     137,900      26,069    59,873     137,900

 25 (age 65)    $150,340     $200,000   $200,000   $295,407     $21,697   $77,659    $242,137     $21,697   $77,659    $242,137

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


                               INTERNAL RATE OF RETURN            INTERNAL RATE OF RETURN
                               ON CASH SURRENDER VALUES               ON DEATH BENEFIT
                              ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL RATE OF RETURN OF           ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED    ---------------------------     ---------------------------------
    YEAR       PREMIUMS(1)       0%        6%       12%          0%          6%          12%
   ------      -----------    -------   -------   -------     ---------   ---------   ---------
      1         $  3,150      -50.85%   -46.00%   -41.14%     6,566.67%   6,566.67%   6,566.67%
      2            6,458      -33.11    -27.05    -21.04        668.03      668.03      668.03
      3            9,930      -24.23    -17.74    -11.35        267.20      267.20      267.20
      4           13,577      -18.94    -12.29     -5.78        153.63      153.63      153.63
      5           17,406      -15.82     -9.07     -2.48        103.51      103.51      103.51

      6           21,426      -13.80     -6.96     -0.31         76.08       76.08       76.08
      7           25,647      -11.95     -5.14      1.48         59.05       59.05       59.05
      8           30,080      -10.67     -3.87      2.74         47.57       47.57       47.57
      9           34,734       -9.75     -2.93      3.67         39.36       39.36       39.36
     10           39,620       -9.07     -2.22      4.39         33.24       33.24       33.24

     15           67,972       -8.14     -0.64      6.31         17.17       17.17       17.17

     20          104,158       -8.84     -0.02      7.39         10.46       10.46       10.46

 25 (age 65)    $150,340      -11.66%     0.27%     8.14%         6.90%       6.90%       9.41%

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 INCENTIVE LIFE

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

PLANNED PREMIUM $3,000                              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION B
                            ASSUMING CURRENT CHARGES




                                   DEATH BENEFIT(2)                  POLICY ACCOUNT(2)               CASH SURRENDER VALUE(2)
                              ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
   END OF                     ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   ------------------------------     -----------------------------     -----------------------------
    YEAR       PREMIUMS(1)      0%         6%         12%          0%        6%        12%          0%         6%        12%
   ------      -----------   --------   --------   --------     -------   --------   --------     -------   --------   --------
      1         $  3,150     $202,219   $202,364   $202,510     $ 2,219   $  2,364   $  2,510     $ 1,470   $  1,615   $  1,761
      2            6,458      204,634    205,077    205,538       4,634      5,077      5,538       3,615      4,058      4,519
      3            9,930      206,987    207,884    208,854       6,987      7,884      8,854       5,847      6,744      7,714
      4           13,577      209,281    210,793    212,491       9,281     10,793     12,491       8,141      9,653     11,351
      5           17,406      211,513    213,802    216,477      11,513     13,802     16,477      10,373     12,662     15,337

      6           21,426      213,684    216,919    220,853      13,684     16,919     20,853      12,544     15,779     19,713
      7           25,647      215,767    220,120    225,630      15,767     20,120     25,630      14,855     19,208     24,718
      8           30,080      217,766    223,411    230,853      17,766     23,411     30,853      17,082     22,727     30,169
      9           34,734      219,687    226,802    236,575      19,687     26,801     36,575      19,231     26,346     36,119
     10           39,620      221,528    230,294    242,847      21,528     30,294     42,847      21,300     30,066     42,619

     15           67,972      230,213    250,198    285,575      30,213     50,198     85,575      30,213     50,198     85,575

     20          104,158      237,352    274,100    355,145      37,352     74,100    155,145      37,352     74,100    155,145

 25 (age 65)    $150,340     $241,716   $301,502   $467,469     $41,716   $101,502   $267,469     $41,716   $101,502   $267,469

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


                               INTERNAL RATE OF RETURN            INTERNAL RATE OF RETURN
                               ON CASH SURRENDER VALUES               ON DEATH BENEFIT
                              ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL RATE OF RETURN OF           ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED    ---------------------------     ---------------------------------
    YEAR       PREMIUMS(1)       0%        6%       12%          0%          6%          12%
   ------      -----------    -------   -------   -------     ---------   ---------   ---------
      1         $  3,150     -51.00%    -46.16%   -41.31%     6,640.62%   6,645.47%   6,650.32%
      2            6,458     -29.37     -23.40    -17.47        677.41      678.31      679.23
      3            9,930     -20.07     -13.75     -7.52        271.92      272.51      273.16
      4           13,577     -14.93      -8.52     -2.21        156.99      157.52      158.12
      5           17,406     -12.05      -5.60      0.74        106.25      106.78      107.39

      6           21,426     -10.24      -3.75      2.60         78.47       79.02       79.67
      7           25,647      -8.67      -2.23      4.08         61.22       61.79       62.51
      8           30,080      -7.62      -1.21      5.07         49.58       50.19       50.97
      9           34,734      -6.88      -0.49      5.77         41.25       41.90       42.75
     10           39,620      -6.34       0.04      6.30         35.03       35.72       36.66

     15           67,972      -5.17       1.35      7.68         18.70       19.61       21.05

     20          104,158      -4.77       1.97      8.38         11.84       12.99       15.04

 25 (age 65)    $150,340      -4.88%      2.25%     8.78%         8.13%       9.54%      12.26%

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 INCENTIVE LIFE

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

PLANNED PREMIUM $3,000                              INITIAL FACE AMOUNT $200,000
                                   MALE AGE 40
                                   NON-SMOKER             DEATH BENEFIT OPTION B
                           ASSUMING GUARANTEED CHARGES




                                   DEATH BENEFIT(2)                  POLICY ACCOUNT(2)               CASH SURRENDER VALUE(2)
                              ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
   END OF                     ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
   POLICY      ACCUMULATED   ------------------------------     -----------------------------     -----------------------------
    YEAR       PREMIUMS(1)      0%         6%         12%          0%        6%        12%          0%         6%        12%
   ------      -----------   --------   --------   --------     -------   --------   --------     -------   --------   --------
      1         $  3,150     $202,219   $202,364   $202,510     $ 2,219   $ 2,364    $  2,510     $ 1,470   $ 1,615    $  1,761
      2            6,458      204,348    204,782    205,234       4,348     4,782       5,234       3,329     3,763       4,215
      3            9,930      206,396    207,257    208,189       6,396     7,257       8,189       5,256     6,117       7,049
      4           13,577      208,358    209,785    211,394       8,358     9,785      11,394       7,218     8,645      10,254
      5           17,406      210,233    212,367    214,873      10,233    12,367      14,873       9,093    11,227      13,733

      6           21,426      212,014    214,998    218,646      12,014    14,998      18,646      10,874    13,858      17,506
      7           25,647      213,700    217,677    222,744      13,700    17,677      22,744      12,788    16,765      21,832
      8           30,080      215,286    220,401    227,194      15,286    20,401      27,194      14,602    19,717      26,510
      9           34,734      216,768    223,166    232,028      16,768    23,166      32,028      16,312    22,710      31,572
     10           39,620      218,139    225,965    237,277      18,139    25,965      37,277      17,911    25,737      37,049

     15           67,972      222,944    240,071    270,986      22,944    40,071      70,986      22,944    40,071      70,986

     20          104,158      223,042    252,752    321,068      23,042    52,752     121,068      23,042    52,752     121,068

 25 (age 65)    $150,340     $216,376   $260,970   $395,276     $16,376   $60,970    $195,276     $16,376   $60,970    $195,276

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


                               INTERNAL RATE OF RETURN            INTERNAL RATE OF RETURN
                               ON CASH SURRENDER VALUES               ON DEATH BENEFIT
                              ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
   END OF                      ANNUAL RATE OF RETURN OF           ANNUAL RATE OF RETURN OF
   POLICY      ACCUMULATED    ---------------------------     ---------------------------------
    YEAR       PREMIUMS(1)      0%         6%       12%          0%          6%          12%
   ------      -----------    -------   -------   -------     ---------   ---------   ---------
      1         $  3,150     -51.00%    -46.16%   -41.31%     6,640.62%   6,645.47%   6,650.32%
      2            6,458     -33.39     -27.35    -21.35        676.84      677.71      678.62
      3            9,930     -24.58     -18.11    -11.73        271.52      272.10      272.72
      4           13,577     -19.33     -12.70     -6.19        156.66      157.16      157.73
      5           17,406     -16.24      -9.51     -2.93        105.95      106.45      107.02

      6           21,426     -14.25      -7.43     -0.79         78.19       78.70       79.31
      7           25,647     -12.43      -5.63      0.97         60.95       61.47       62.14
      8           30,080     -11.18      -4.39      2.21         49.31       49.86       50.59
      9           34,734     -10.29      -3.48      3.11         40.98       41.57       42.36
     10           39,620      -9.65      -2.81      3.80         34.76       35.38       36.25

     15           67,972      -9.01      -1.46      5.51         18.35       19.16       20.48

     20          104,158     -10.36      -1.24      6.29         11.34       12.34       14.24

 25 (age 65)    $150,340     -15.27%     -1.63%     6.74%         7.41%       8.62%      11.23%

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.


THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE VALUES FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                      APPENDIX A

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance or ranking of the Separate Account investment divisions and Trust portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Division or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity/Life Sourcebook, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments Age, USA Today, Investor's Daily, the New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund. This means that the performance data reported by the Trust may appear relatively more favorable than the performance data reported by the Separate Account divisions.

The Morningstar Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.


LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the investment divisions of the Separate Account or the Trust portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Division of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those investment divisions that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1925 and December 31, 1993 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trust and do not constitute a representation that the performance of the investment divisions of the Separate Account or the Trust will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page A-1 of the Trust's prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

                                                                   INTER-
                                     LONG-TERM     LONG-TERM      MEDIATE-       U.S.       CONSUMER
                        COMMON         GOVT.       CORPORATE     TERM GOVT.     TREAS.       PRICE
                        STOCKS         BONDS         BONDS         BONDS        BILLS        INDEX
                        ------         -----         -----         -----        -----        -----
FOR THE
FOLLOWING
PERIODS ENDING
12/31/93:
--------
 1 year ..........       9.99%        18.24%        13.19%        11.24%        2.90%        3.00%
 3 years .........      15.63         15.08         14.07         11.25         3.99         2.99
 5 years .........      14.50         13.84         13.00         11.35         5.61         3.94
10 years .........      14.94         14.41         14.00         11.43         6.35         3.73
20 years .........      12.76         10.10         10.16          9.85         7.49         5.92
30 years .........      10.46          7.37          7.69          8.17         6.65         5.32
40 years .........      11.80          6.01          6.43          6.80         5.55         4.32
50 years .........      12.30          5.21          5.57          5.74         4.61         4.35
60 years .........      11.42          5.11          5.54          5.43         3.86         4.10
Since 1926 .......      10.33          5.02          5.59          5.25         3.69         3.13
Inflation Adjusted
Since 1926 .......       6.98          1.83          2.38          2.06         0.54           N/A
----------

*Source:  Ibbotson,  Roger G. and Rex A. Sinquefield,  STOCKS, BONDS, BILLS, AND
 INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1994 YEARBOOK(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

 Common Stocks (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

 Long-term Government Bonds--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

 Long-term Corporate Bonds--For the period 1969-1993, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1993; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

 Intermediate-term   Government   Bonds--Measured   by  a   one-bond   portfolio
 constructed each year containing a bond with approximately a five year maturity.

 U.S. Treasury Bills--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

 Inflation--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
VM 485
HRT 102 (5/90)
--------------------------------------------------------------------------------


                                                                 ---------------
                                                                    BULK RATE
                                                                   U.S. POSTAGE
                                                                      PAID
Mailing Address:                                                  NEW YORK, N.Y.
2 Penn Plaza                                                     PERMIT NO. 8048
New York, New York 10121                                         ---------------
ADDRESS CORRECTION REQUESTED
RETURN POSTAGE GUARANTEED

                                     PART II

                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES


Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Policies, Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, data pages or riders to any policies or prospectuses, or otherwise.



                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

The facing sheet.


Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17669 on December 11, 1996.

The Supplement dated May 1, 1998 consisting of 86 pages.


The Prospectus of Equitable Variable dated May 1, 1994 consisting of 65 pages.

Representation regarding reasonableness of aggregate policy fees and charges.

Undertaking to file reports, previously filed with this Registration Statement File No. 333-17669 on December 11, 1996.

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, previously filed with this Registration Statement File No. 333-17669 on December 11,1996.

The signatures.

Written Consents of the following persons:


Independent Public Accountants (see exhibit 6)


The following exhibits: Exhibits required by Article IX, paragraph A of Form
N-8B-2:


         1-A(1)(a)(i)      Certified resolutions re Authority to Market Variable Life Insurance and Establish Separate Accounts, previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(2)            Inapplicable.

         1-A(3)(a)         See Exhibit 1-A(8).






         1-A(3)(b)         Broker-Dealer and General Agent Sales Agreement, previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(3)(c)         See Exhibit 1-A(8)(i).

         1-A(4)            Inapplicable.

         1-A(5)(a)(i)      Flexible Premium Life Insurance Policy (85-300),
                           previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(a)(ii)     Flexible Premium Life Insurance Policy (88-300),
                           previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(b)         Name Change Endorsement (S97-1),
                           previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(c)         Accidental Death Benefit Rider (R85-401),
                           including state variation, previously filed
                           with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(d)         Term Insurance Rider (R85-403), including
                           state variation, previously filed with
                           this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(e)         Children's Term Insurance Rider (R85-404),
                           including state variations, previously filed
                           with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(f)         Exchange Privilege Rider (R85-405), including
                           state variations, previously filed with
                           this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(g)         Limitation on Amount of Insurance Rider (85-406),
                           previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(h)         Disability Rider - Waiver of Monthly Deductions,
                           including state variations (R85-408), previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(i)         Universal Life Exchange Program Riders,
                           previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(j)         Pro Rata Surrender Charge Endorsement (S.87-289),
                           previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(k)         Premium Tax Endorsement (S.88-294), previously filed
                           with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(l)         Monthly Cost of Insurance Endorsement
                           (S.88-295, Non-Smoker, Standard Risk),
                           previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.




         1-A(5)(m)         Asset Allocation Endorsement (S.89-301),
                           previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

         1-A(5)(n)         Guaranteed Interest Division Transfer Endorsement (S.89-303)
                           and Guaranteed Interest Division Transfer
                           Rider (R.89-303) for use with Policy No. 85-300 (Investment Options Rider), previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

        1-A(5)(o)          Accelerated Death Benefit Rider, previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996

        1-A(5)(p)          Free Look Rider, previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996


        1-A(6)(a)          Declaration and Charter of Equitable, as amended January 1, 1997, previously filed with this
                           Registration Statement File No. 333-17669 on April 30, 1997.

        1-A(6)(b)          By-Laws of Equitable, as amended November 21, 1996, previously filed with this
                           Registration Statement File No. 333-17669 on April 30, 1997.


        1-A(7)             Inapplicable.

        1-A(8)             Distribution and Servicing Agreement among EQ
                           Financial Consultants (formerly known as Equico
                           Securities, Inc.), Equitable and Equitable
                           Variable dated as of May 1,1994, previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

        1-A(8)(i)          Schedule of Commissions, previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

        1-A(9)(a)          Agreement and Plan of Merger of Equitable
                           Variable with and into Equitable dated
                           September 19, 1996, previously filed with
                           this Registration Statement File No.
                           333-17669 on December 11, 1996.

        1-A(9)(b)          Form of Participation Agreement among EQ Advisors Trust, Equitable,
                           Equitable Distributors, Inc. and EQ Financial Consultants, Inc.,
                           incorporated by reference to the this Registration Statement of EQ Advisors
                           Trust on Form N-1A (File Nos. 333-17217 and 811-07953).

Other Exhibits:

        1-A(10)(a)         Application EV4-200T, previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

        1-A(10)(b)         The Universal Life Exchange Program Application, previously filed with this Registration
                           Statement File No. 333-17669 on December 11, 1996.

        2(a)(i)            Opinion and Consent of Mary P. Breen, Vice President
                           and Associate General Counsel of Equitable, previously filed with this Registration
                           Statement File No. 333-17669 on December 11, 1996.


        2(a)(ii)           Opinion and Consent of Mary P. Breen, Vice President and Associate General
                           Counsel of Equitable, previously filed with this Registration Statement File
                           No. 333-17669 on April 30, 1997.






        2(b)(i)            Opinion and Consent, dated April 24, 1995, of
                           Barbara Fraser, F.S.A., M.A.A.A., Vice
                           President of Equitable, previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

        2(b)(ii)           Opinion and Consent, dated April 26, 1994, of
                           Barbara Fraser, F.S.A., M.A.A.A., Vice
                           President of Equitable, previously filed with this Registration Statement File No.
                           333-17669 on December 11, 1996.

        2(b)(iii)          Consent dated December 9, 1996 of Barbara Fraser, F.S.A., M.A.A.A.,
                           Vice President of Equitable, relating to
                           Exhibits 2(b)(i) and 2(b)(ii), previously filed
                           with this Registration Statement File No. 333-17669
                           on December 11, 1996.

        3                  Inapplicable.

        4                  Inapplicable.




        6                  Consent of Independent Public Accountant.


        7                  Powers of Attorney.


        8                  Description of Equitable's Issuance, Transfer and Redemption Procedures for Policies
                           pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940, previously filed with this Registration Statement File No. 333-17669 on December 11, 1996.






                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the City and State of New York, on the 27th day of April, 1998.

                                     SEPARATE ACCOUNT FP OF THE EQUITABLE
                                     LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                                     By:   THE EQUITABLE LIFE
                                           ASSURANCE SOCIETY OF
                                           THE UNITED STATES,
                                           DEPOSITOR



                                     By:   /s/ Judy A. Faucett
                                           ------------------------------
                                              (Judy A. Faucett)
                                               Senior Vice President



Attest:  /s/ Linda Galasso
        ------------------------
            (Linda Galasso)
             Assistant Secretary
             April 27, 1998

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Depositor certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and it has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 27th day of April, 1998.

                                            THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES


                                            By:  /s/ Judy A. Faucett
                                                --------------------------------
                                                    (Judy A. Faucett)
                                                     Senior Vice President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Edward D. Miller                   Chairman of the Board and
                                    Chief Executive Officer

*Michael Hegarty                    President and Chief Operating Officer

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                   Vice Chairman of the Board
                                    and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

/s/ Alvin H. Fenichel
--------------------------
    Alvin H. Fenichel               Senior Vice President and Controller
    April 27, 1998


*DIRECTORS:


Francoise Colloc'h      Donald J. Greene               George T. Lowy
Henri de Castries       John T. Hartley                Edward D. Miller
Joseph L. Dionne        John H.F. Haskell, Jr.         Didier Pineau-Valencienne
Denis Duverne           Michael Hegarty                George J. Sella, Jr.
William T. Esrey        Mary R. (Nina) Henderson       Stanley B. Tulin
Jean-Rene Fourtou       W. Edwin Jarmain               Dave H. Williams
Norman C. Francis       G. Donald Johnston, Jr.



*By:  /s/ Judy A. Faucett
     -----------------------
         (Judy A. Faucett)
          Attorney-in-Fact
          April 27, 1998


                                  EXHIBIT INDEX


EXHIBIT NO.                                                                                    TAG VALUE
-----------                                                                                    ---------



6                      Consent of Independent Public Accountant.                               EX-99.6 CONSENT

7                      Powers of Attorney.                                                     EX-99.7 POW ATTY


